Securities Act Registration No. 333-182090
Investment Act Registration No. 811-05192

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 5	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 167	[X]

AMERITAS VARIABLE
SEPARATE ACCOUNT VA-2
Registrant

AMERITAS LIFE INSURANCE CORP.
Depositor
5900 "O" Street
Lincoln, Nebraska 68510
402-467-1122

ROBERT G. LANGE
Vice President, General Counsel & Assistant Secretary, Individual
Ameritas Life Insurance Corp.
5900 "O" Street
Lincoln, Nebraska 68510
402-467-1122

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on __________pursuant to paragraph (a)(1)
If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: SECURITIES OF UNIT INVESTMENT TRUST
Overture Medley®

PROSPECTUS: May 1, 2014

Overture Medley ®
Flexible Premium Deferred Variable Annuity Policy	Ameritas Variable Separate Account VA-2

This prospectus describes the Policy, especially its Separate Account.  The Policy is designed to help you, the Policy Owner, invest on a tax-deferred basis and meet long-term financial goals.  It provides a menu of optional riders for you to select from to meet your particular needs; ask your sales representative or us which of these are available in your state.  As an annuity, it also provides you with several ways to receive regular income from your investment.  An initial minimum payment is required.  Further investment is optional.

You may allocate all or part of your investment among variable investment options (where you have the investment risk, including possible loss of principal) with allocated indirect interests in the non-publicly traded portfolios below* or, you may allocate part of your investment to a Fixed Account fixed interest rate option (where we have the investment risk and guarantee a certain return on your investment).

ALGER Class I-2	FIDELITY ® VIP Initial Class	InvescoV.I. Series I
Balanced	Money Market	Global Core Equity
AMERICAN CENTURY VP Class I	FIDELITY ® VIP Service Class 2	Global Real Estate
Income & Growth	Asset Managersm	International Growth
Mid Cap Value	Asset Manager: Growth ®	Mid Cap Growth
CALVERT VARIABLE PRODUCTS **	Contrafund ®	MFS® VIT Initial Class
VP EAFE International Index, Class I	Equity‑Income	New Discovery
VP Inflation Protected Plus	Growth	Research International
VP Investment Grade Bond Index	High Income	Total Return
VP Nasdaq 100 Index	Investment Grade Bond	Utilities
VP Natural Resources	Mid Cap	MFS® VIT II Initial Class
VP Russell 2000 Small Cap Index, Class I	Overseas	Strategic Income
VP S&P 500 Index	FTVIPT Class 2	NEUBERGER BERMAN AMT Class I
VP S&P MidCap 400 Index, Class I	Templeton Global Bond VIP	Mid Cap Intrinsic Value
VP SRI Large Cap Value	IBBOTSON ETF Class II	PIMCO VIT Administrative Class
VP Volatility Managed Growth, Class F	Ibbotson Balanced ETF Asset	Low Duration
VP Volatility Managed Moderate Growth, Class F	Allocation	Total Return
VP Volatility Managed Moderate, Class F	Ibbotson Growth ETF Asset	T. Rowe PRICE
CALVERT VARIABLE SERIES **	Allocation	Blue Chip Growth-II
VP SRI Balanced, Class I	Ibbotson Income and Growth ETF	THIRD AVENUE
DREYFUS Service Shares	Asset Allocation	Value
MidCap Stock		UIF Class I
DWS VS II Class A		Emerging Markets Equity
Global Growth VIP		Global Tactical Asset Allocation
Small Mid Cap Value VIP		U.S. Real Estate

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* Short cites are used in this list.  The Investment Options section uses complete fund and portfolio names.

** Affiliates.  See note in the Investment Options, Separate Account Variable Investment Options section.

Please Read this Prospectus Carefully and Keep It for Future Reference.

It provides information you should consider before investing in a Policy. Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

A Statement of Additional Information dated May 1, 2014, and other information about us and the Policy is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference.  For a free copy, you may access it on the SEC's website (www.sec.gov), or write or call us.  The Table of Contents for the Statement of Additional Information is on the last page of this prospectus.

GUARANTEES, WHICH ARE OBLIGATIONS OF THE GENERAL ACCOUNT, ARE SUBJECT TO THE

 CLAIMS PAYING ABILITY OF THE COMPANY.

The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy.  Any representation to the contrary is a criminal offense.

NOT FDIC INSURED ■ MAY LOSE VALUE ■ NO BANK GUARANTEE
Ameritas Life Insurance Corp. (Company, we, us, our, Ameritas Life)
Service Center, P.O. Box 82550, Lincoln, Nebraska 68501 1-800-745-1112 ameritas.com

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TABLE OF CONTENTS

Contacting Us. To have questions answered or to send additional premiums, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.,

Service Center

P.O. Box 82550

Lincoln, Nebraska 68501

OR

5900 "O" Street

Lincoln, Nebraska 68510

Telephone: 1-800-745-1112

Fax: 1-402-467-7335

Interfund Transfer Request Fax:

1-402-467-7923

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the Correct Form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service you want, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:

"Ameritas Life Insurance Corp."

Ameritas ® and the bison design are registered service marks of Ameritas Life Insurance Corp.

DEFINED TERMS	4
POLICY OVERVIEW	5
Policy Operation	5
Tax-Qualified Plans	6
CHARGES	6
Base Policy Charges	6
Portfolio Company Operating Expenses	7
Examples of Expenses	13
FINANCIAL INFORMATION	15
Accumulation Unit Values	15
Financial Statements	15
CHARGES EXPLAINED	15
Withdrawal Charge	15
Mortality and Expense Risk Charge	16
Administrative Charges	16
Transfer Fee	16
Tax Charges	16
Fees Charged by the Portfolios	16
Guaranteed Lifetime Withdrawal Benefit 2
("GLWB2") Charge	16
Other Optional Rider Charges	17
Waiver of Certain Charges	17
INVESTMENT OPTIONS	17
Separate Account Variable Investment Options	17
Fixed Account Investment Option	22
Transfers	23
Third Party Services	24
Disruptive Trading Procedures	24
Systematic Transfer Programs	25
Possible Allocations Chart	26
Asset Allocation Program	27
Non-Program GLWB Models	29
IMPORTANT POLICY PROVISIONS	30
Policy Application and Issuance	30
Your Policy Value	31
Telephone Transactions	32
Death of Annuitant	32
Delay of Payments	32
Beneficiary	32
Minor Owner or Beneficiary	33
Policy Changes	33
Policy Termination	33
Optional Riders	33
POLICY DISTRIBUTIONS	34
Withdrawals	34
Death Benefits	35
Annuity Income Benefits	39
GLWB2 Rider	41
FEDERAL INCOME TAX MATTERS	46
MISCELLANEOUS	48
About Our Company	48
Distribution of the Policies	48
Voting Rights	48
Legal Proceedings	48
APPENDIX A: Accumulation Unit Values	49
APPENDIX B: Tax-Qualified Plan Disclosures	60
Statement of Additional Information Table of Contents	65

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DEFINED TERMS

Defined terms, other than "we, us, our," "you and your," are shown using initial capital letters in this prospectus.

Accumulation Units are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account.  It is similar to a share of a mutual fund.  The Policy describes how Accumulation Units are calculated.

Annuitant is the person on whose life annuity payments involving life contingencies are based and who receives Policy annuity payments.

Annuity Date is the date annuity income payments are scheduled to begin.  This date is identified on the Policy Schedule page of your Policy.  You may change this date, as permitted by the Policy and described in this prospectus.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Policy value less applicable withdrawal charge, Policy fee, outstanding loans, and any premium tax charge not previously deducted.

Company, we, us, our, Ameritas Life – Ameritas Life Insurance Corp.

Owner, you, your is you – the person(s) or legal entity who may exercise all rights and privileges under the Policy.  If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Date is the date two Business Days after we receive your application in good order and the initial premium.  It is the date used to determine the Policy Year/Month/Anniversary dates.

Policy Year/Month/Anniversary is measured from respective anniversary dates of the Policy Date of this Policy.

Subaccount is a division within the Separate Account for which Accumulation Units are separately maintained.  Each Subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund.

Written Notice or Request – Written notice, signed by you, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas Life, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335.  Call us if you have questions about what form or information is required.

This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

The Policy, and certain riders described in this prospectus, may not be available in all states.

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POLICY OVERVIEW

The following is intended as a summary.  Please read each section of this prospectus for additional detail.

The Overture Medley ® Policy is a variable annuity savings vehicle offering a variety of investment options to help meet long-term financial goals.  The Policy includes a menu of riders for you to select from to meet your particular needs; not all will be available in all states.  Associated charges are discussed in this prospectus' CHARGES  and CHARGES EXPLAINED sections.  You can allocate your premiums among a wide spectrum of investment options.  In the Separate Account variable investment options you may gain or lose money on your investment.  In the Fixed Account option, we guarantee you will earn a fixed rate of interest.  The investment options are described on this prospectus' cover and the INVESTMENT OPTIONS section.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits and guaranteed fees.

The Policy is a deferred annuity:  it has an accumulation (or deferral) period and an annuity income period.

Accumulation Period.   During the accumulation period, any earnings that you leave in the Policy are not taxed.  During this period you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy.  Some restrictions may apply to transfers (especially to transfers into and out of the Fixed Account).  Withdrawals may be subject to a withdrawal charge, income tax and a penalty tax.

Annuity Income Period.  The accumulation period ends and the annuity income period begins on a date you select or the later of the fifth Policy Anniversary or the Policy Anniversary nearest the Annuitant's 85th birthday.  During the annuity income period, we will make periodic payments to the Annuitant, unless you specify otherwise.  You can select payments that are guaranteed to last for the Annuitant's entire life or for some other period.  Some or all of each payment will be taxable.

Guarantees, which are obligations of the general account, are subject to the claims paying ability of the Company.

POLICY OPERATION

Premiums

▪          Minimum initial premium: $25,000.

▪          Minimum additional premium: $1,000, or $50 per month if through a regularly billed program.

▪          Additional premiums will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the Annuitant's 85th birthday or (ii) the Annuity Date.

▪          Prior approval is required for any premium resulting in more than $1 million in total premium of all annuities with us for the same Owner or Annuitant.

Investment Options

▪          Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.  Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.

▪          You may transfer among investments, subject to limits.  Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Deductions from Assets

(See CHARGES  on next pages.)

Withdrawals

▪          Withdrawal charges apply to withdrawals under the base Policy.  After a premium is received, withdrawal charges apply for 9 years or, for an additional charge, 7 years or 5 years.

▪          Each withdrawal must be at least $250.

▪          "Free withdrawal" riders are available for an additional monthly charge.  Only one of these riders may be selected, and your selection must be made at the time of application.

▪          An optional Guaranteed Lifetime Withdrawal Benefit 2 rider ("GLWB2") is also available.  If you elect this rider, you must also elect a "free" withdrawal rider.

Annuity Income

▪          Several fixed annuity income options are available.

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Death Benefit

▪          A standard death benefit is paid upon the death of the Owner unless a guaranteed minimum death benefit is payable by means of a Guaranteed Minimum Death Benefit Rider.

▪          The standard death benefit that applies with the No Withdrawal Charge Rider is described in the Policy  Distributions, Death Benefits section.

Other Riders

▪          Other available riders are listed in the prospectus’ IMPORTANT POLICY PROVISIONS section.  Riders can be elected only at Policy issue.  Certain riders have age limitations.  See the Optional Death Benefit Riders section.  Certain riders may not be available in combination with other riders.

TAX-QUALIFIED PLANS

The Policy can be used to fund a tax-qualified plan such as an IRA or Roth IRA (including for rollovers from tax-sheltered annuities), SEP, or SIMPLE IRA, etc.  This prospectus generally addresses the terms that affect a non-tax-qualified annuity.  If your Policy funds a tax-qualified plan, read the Qualified Plan Disclosures in this prospectus' Appendix B to see how they might change your Policy rights and requirements.  Contact us if you have questions about the use of the Policy in these or other tax-qualified plans.

CHARGES

BASE POLICY CHARGES

(►= Base Policy;  ❖  = Optional Fee)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Policy value between investment options.  We may increase Current Fees, but we guarantee that each Current Fee will never exceed the corresponding Guaranteed Maximum Fee.

TRANSACTION FEES

	Guaranteed Maximum Withdrawal Charges
Premium Withdrawal Charges [1] (deducted as a % of each premium withdrawn)	Years since receipt of premium:
	1	2	3	4	5	6	7	8	9	10+
► 9-Year Base Policy Withdrawal Charge	8%	8%	8%	7%	7%	6%	5%	4%	2%	0%
❖ 7-Year Withdrawal Charge Rider	7%	6%	5%	4%	3%	2%	1%	0%	-	-
❖ 5-Year Withdrawal Charge Rider	7%	7%	6%	4%	2%	0%	-	-	-	-
❖ No Withdrawal Charge Rider	0%	-	-	-	-	-	-	-	-	-
	Guaranteed Maximum Fees					Current Fees
TRANSFER FEE (per transfer) ► First 15 transfers per Policy Year ► Over 15 transfers in one Policy Year, we charge	NONE $10					NONE $10
STATE PREMIUM TAXES (rates vary by state) [2]						0% to 3.5%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

ANNUAL FEES and EXPENSES Unless otherwise stated, charges continue for the life of the Policy.
	Guaranteed Maximum Fees	Current Fees
ANNUAL POLICY FEES Waived if Policy value is at least $50,000 on a Policy Anniversary. [3]
► ANNUAL POLICY FEE ❖ Optional MINIMUM INITIAL PREMIUM RIDER ANNUAL POLICY FEE	$40 $40	$40 $40
ANNUAL WITHDRAWAL FEES Deducted monthly to equal the annual % of Policy value shown.
► Base Policy Withdrawal Charge: ❖ Annual Fees for Optional Withdrawal Charge RIDERS:

❖ 7-Year Withdrawal Charge Rider

❖ 5-Year Withdrawal Charge Rider

❖ No Withdrawal Charge Rider [4]

	NONE 0.40% 0.60% 1.25%	NONE 0.35% 0.50% 0.75%
SEPARATE ACCOUNT ANNUAL EXPENSES Deducted daily from assets allocated to the Separate Account to equal the annual % shown.
► MORTALITY AND EXPENSE RISK CHARGE	0.75%	0.70%
► ADMINISTRATIVE EXPENSE FEE	0.25%	0.25%

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1    Current Withdrawal Charges are the same as Guaranteed Maximum Withdrawal Charges.  Premium Withdrawal Charges are lower in states that prohibit our charging the maximum rates shown in the chart.

2   Tax rates and timing of payment vary by state and may change.  Currently we do not charge for state taxes other than premium taxes, although we reserve the right to levy charges for taxes or other economic burdens in the future.  See the CHARGES EXPLAINED section.

3   Annual Policy Fee waived only in those Policy Years that Policy value is at least $50,000 on a Policy Anniversary.  Minimum Initial Premium Rider Annual Policy Fee waived in all years after condition is met.

4   Other riders that may be used with the No Withdrawal Charge Rider are:  Guaranteed Lifetime Withdrawal Benefit 2 and the Guaranteed Minimum Death Benefit - 1-Year "Periodic Step-Up."

The next table describes the fees and expenses that you will pay periodically, to equal the annualized charges shown, during the time that you own the Policy if you have the applicable optional rider.

OPTIONAL RIDER/ENDORSEMENT FEES Deducted monthly from Policy value to equal the annual % shown. [5]
	Guaranteed Maximum Fees	Current Fees
❖ MINIMUM INITIAL PREMIUM RIDER Waived if Policy value is at least $50,000 on a Policy Anniversary.	0.55%	0.35%
❖ FREE WITHDRAWAL RIDERS [6] 10% "Free" Withdrawal Rider	0.15%	0.10%
❖ GUARANTEED MINIMUM DEATH BENEFIT RIDERS ❖ 1- Year "Periodic Step-Up" Guaranteed Minimum Death Benefit ❖ "5% Roll-Up" Guaranteed Minimum Death Benefit ❖ "Greater Of" Guaranteed Minimum Death Benefit	0.55% 0.75% 0.80%	0.35% 0.45% 0.50%
❖ Estate Protection Benefit ("EPB") Rider Issue ages 0-70 Issue ages 71-80	0.40% 0.80%	0.30% 0.70%
❖ Expanded Estate Protection Benefit ("EEPB") Rider Issue ages 0-70 Issue ages 71-80	0.45% 1.00%	0.35% 0.90%
❖ Guaranteed Lifetime Withdrawal Benefit 2 ("GLWB2") Rider (Fee is determined by applying the % to the Rider Charge Base, and is deducted during the accumulation and withdrawal phases.)
Single Life	2.00%	1.25%[8]
Joint Spousal – for non-qualified and IRA [7]plans only	2.50%	1.50%[8]
Total Cost of Highest Combination of Fees [9]	6.00%	4.30%

5 Charges are a percentage of Policy value, except for the charge for the Guaranteed Lifetime Withdrawal Benefit 2 Rider, which is a percentage of Rider Charge Base.

6  Also see the No Withdrawal Charge Rider in the ANNUAL WITHDRAWAL FEES section, previous page.  Only one free withdrawal rider may be selected for each Policy.

7 Traditional, SEP, Simple or Roth IRAs.

8 Current rates for the GLWB2 Rider are subject to change as described in the CHARGES EXPLAINED section.

9 The Total Cost of Highest Combination of Fees consists of the Mortality and Expense Risk Charge, Administrative Expense Fee of the Base Policy with its 9-year surrender charge period, as well as the fees for the Minimum Initial Premium Rider, 10% "Free" Withdrawal Rider,"Greater Of" Guaranteed Minimum Death Benefit Rider, Expanded Estate Protection Benefit Rider for Issue Ages 71-80 (the fees for this rider are less for Issue Ages 0-70), and GLWB2 Joint Spousal.

PORTFOLIO COMPANY OPERATING EXPENSES (for the year ended December 31, 2013)

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, that you may pay periodically during the time that you own the contract, followed by a table showing additional information for each portfolio company.  More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES Expenses that are deducted from portfolio company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	Minimum	Maximum
Before any Waivers and Reductions	0.26% (1)	1.73% (2)

After any Waivers and Reductions (explained in the footnotes to the Portfolio Expenses Table at the end of this section; only those waivers guaranteed for one year after the effective date of this prospectus are used to determine expenses in this "Minimum – Maximum" chart)

	0.26% (1)	1.42% (3)

(1)        Fidelity ® VIP Money Market, Initial Class

(2)        Calvert Variable Products VP Volatility Managed Moderate, Class F

(3)        UIF Emerging Markets Equity

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				Acquired	Total	Waivers	Total Expenses
Subaccount's underlying	Management	12b-1	Other	Fund Fees	Portfolio	and	after Waivers
Portfolio Name*	Fees	Fees**	Fees	and	Fees	Reductions	and Reductions
				Expenses***			if any
ALGER, Class I-2
Balanced	0.71%	-	0.24%	-	0.95%	-	0.95%(1)
AMERICAN CENTURY VP, Class I
Income & Growth	0.70%	-	-	-	0.70%	-	0.70%
Mid Cap Value	1.00%	-	0.01%	-	1.01%	-	1.01%
CALVERT VARIABLE PRODUCTS (CVP) (1)
VP EAFE International Index, Class I	0.66%	-	0.31%	-	0.97%	-	0.97%
VP Inflation Protected Plus	0.60%	-	0.12%	-	0.72%	-	0.72%
VP Investment Grade Bond Index	0.40%	-	0.10%	-	0.50%	-	0.50%
VP Nasdaq 100 Index	0.45%	-	0.16%	-	0.61%	-	0.61%
VP Natural Resources	0.65%	-	0.14%	0.56%	1.35%	-	1.35%
VP Russell 2000 Small Cap Index, Class I	0.45%	-	0.24%	0.01%	0.70%	-	0.70%
VP S&P 500 Index****	0.35%	-	0.13%	-	0.48%	0.06%	0.42%
VP S&P MidCap 400 Index, Class I****	0.40%	-	0.12%	-	0.52%	-	0.52%
VP SRI Large Cap Value*****	0.74%	-	0.10%	-	0.84%	0.06%	0.78%
VP Volatility Managed Growth, Class F	0.52%	0.25%	0.48%	0.14%	1.39%	0.42%	0.97%
VP Volatility Managed Moderate Growth, Class F	0.52%	0.25%	0.64%	0.14%	1.55%	0.58%	0.97%
VP Volatility Managed Moderate, Class F	0.52%	0.25%	0.83%	0.13%	1.73%	0.77%	0.96%

Overture Medley ®	10

				Acquired	Total	Waivers	Total Expenses
Subaccount's underlying	Management	12b-1	Other	Fund Fees	Portfolio	and	after Waivers
Portfolio Name*	Fees	Fees**	Fees	and	Fees	Reductions	and Reductions
				Expenses***			if any
CALVERT VARIABLE SERIES (CVS)
VP SRI Balanced, Class 1*****	0.69%	-	0.21%	-	0.90%	-	0.90%
DREYFUS
MidCap Stock, Service Shares	0.75%	0.25%	0.11%	-	1.11%	-	1.11%
DWS VS II, Class A
Global Growth VIP	0.92%	-	0.53%	-	1.45%	0.47%	0.98%(1)
Small Mid Cap Value VIP	0.65%	-	0.17%	-	0.82%	-	0.82%(2)
FIDELITY ® VIP
Asset Manager SM, Service Class 2	0.50%	0.25%	0.14%	-	0.89%(1)	-	0.89%
Asset Manager: Growth ®, Service Class 2	0.55%	0.25%	0.23%	-	1.03%	-	1.03%
Contrafund ®, Service Class 2	0.55%	0.25%	0.09%	-	0.89%	-	0.89%
Equity-Income, Service Class 2	0.45%	0.25%	0.10%	0.02%	0.82%(1)	-	0.82%
Growth, Service Class 2	0.55%	0.25%	0.11%	-	0.91%	-	0.91%
High Income, Service Class 2	0.56%	0.25%	0.12%	-	0.93%	-	0.93%
Investment Grade Bond, Service Class 2	0.31%	0.25%	0.11%	-	0.67%	-	0.67%
Mid Cap, Service Class 2	0.55%	0.25%	0.09%	-	0.89%	-	0.89%
Money Market, Initial Class	0.17%	-	0.09%	-	0.26%	-	0.26%
Overseas, Service Class 2	0.70%	0.25%	0.14%	-	1.09%	-	1.09%
FTVIPT, Class 2
Templeton Global Bond VIP (1)	0.46%	0.25%	0.05%	-	0.76%	-	0.76%
IBBOTSON ETF, Class II
Ibbotson Balanced ETF Asset Allocation	0.45%	0.25%	0.07%	0.15%(1)	0.92%	-	0.92%(2)
Ibbotson Growth ETF Asset Allocation	0.45%	0.25%	0.07%	0.15%(1)	0.92%	-	0.92%(2)
Ibbotson Income and Growth ETF Asset Allocation	0.45%	0.25%	0.08%	0.16%(1)	0.94%	-	0.94%(2)
INVESCO V.I., Series I
Global Core Equity	0.67%	-	0.41%	0.01%	1.09%	-	1.09%
Global Real Estate	0.75%	-	0.35%	-	1.10%	-	1.10%
International Growth	0.71%	-	0.31%	0.01%	1.03%	0.01%	1.02%(1)
Mid Cap Growth	0.75%	-	0.33%	-	1.08%	-	1.08%
MFS® VIT, Initial Class
New Discovery	0.90%	-	0.06%	-	0.96%	-	0.96%
Research International	0.90%	-	0.20%	-	1.10%	-	1.10%
Total Return	0.75%	-	0.04%	-	0.79%	0.08%	0.71%(1)
Utilities	0.73%	-	0.07%	-	0.80%	-	0.80%
MFS® VIT II, Initial Class
Strategic Income	0.70%	-	0.30%	0.01%	1.01%	0.20%	0.81%(2)
NEUBERGER BERMAN AMT, Class I
Mid Cap Intrinsic Value	0.85%	-	0.19%	-	1.04%	-	1.04%(1)
PIMCO VIT, Administrative Class
Low Duration	0.50%	-	0.15%	-	0.65%	-	0.65%
Total Return	0.50%	-	0.15%	-	0.65%	-	0.65%
T. ROWE PRICE
Blue Chip Growth-II	0.85%	0.25%	-	-	1.10%	-	1.10%
THIRD AVENUE (1)
Value	0.90%	-	0.30%	-	1.20%	-	1.20%
UIF, Class I
Emerging Markets Equity	1.25%	-	0.46%	-	1.71%	0.29%	1.42%(1)
Global Tactical Asset Allocation	0.75%	-	0.57%	0.01%(2)	1.33%	0.72%	0.61%(3)
U.S. Real Estate	0.80%	-	0.30%	-	1.10%	-	1.10%

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Alger (1) Effective November 1, 2012, the Investment Advisory fee was changed to a tiered fee rate based on net assets of each Portfolio. The fees incurred by each Portfolio, pursuant to the provisions of the Fund's Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the rates and tiers described in the Fund's prospectus. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2013, is 0.71%.

CVP (1) The Investment Advisor, Calvert Investment Management, Inc., has contractually agreed to limit direct net annual portfolio operating expenses through April 30, 2015, as shown below. Under the terms of the contractual expense limitation, operating expenses do not include acquired fund fees and expenses, interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the portfolios may terminate a portfolio’s expense cap before the contractual period expires, upon 60 days' prior notice to shareholders.

VP EAFE International Index, Class I	0.99%
VP Inflation Protected Plus	0.79%
VP Investment Grade Bond Index	0.60%
VP Nasdaq 100 Index	0.69%
VP Natural Resources	0.79%
VP Russell 2000 Small Cap Index, Class I	0.74%
VP S&P 500 Index	0.42%
VP S&P MidCap 400 Index, Class I	0.57%
VP SRI Large Cap Value	0.78%
VP Volatility Managed Growth, Class F	0.83%
VP Volatility Managed Moderate Growth, Class F	0.83%
VP Volatility Managed Moderate, Class F	0.83%

DWS (1) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.98%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

DWS (2) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating at expenses 0.83%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

Fidelity (1) Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
FTVIPT (1) The Fund administration fee is paid indirectly through the management fee.

Ibbotson (1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

Ibbotson (2) ALPS Advisors, Inc. (the "Adviser") and Ibbotson Associates, Inc. (the "Subadviser") have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Expenses after Waivers and Reductions, if any, (not including Distribution and/or Service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of average daily net assets through April 29, 2015. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Invesco (1) The Adviser has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that the Adviser earns on the Fund's investments in certain affiliated funds. This Waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless the Adviser continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

MFS (1) Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually of the first $1 billion, 0.65% of the fund's average daily net assets annually in excess of $1 billion to 2.5 billion, and 0.60% of the fund's average daily net assets annually in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2016.

MFS (2) Massachusetts Financial Services company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment –related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Portfolio Fees" do not exceed 0.80% of the fund's average daily net assets annually. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2015.

Neuberger Berman (1) Neuberger Berman Management LLC ("NBM") has undertaken through December 31, 2017 to waive fees and/or reimburse certain operating expenses including the compensation of NBM, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of average daily net asset value of the Portfolio. The expense limitation arrangements for the Portfolio are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its limitation.

Third Avenue (1) The Fund's advisor has contractually agreed, for a period of one year from April 30, 2014, to waive receipt of advisory fees and/or reimburse Fund expenses in order to limit total annual expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets, subject to later reimbursement in certain circumstances.

UIF (1) The Portfolios' "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Portfolio Fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.42%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

UIF (2) The Portfolio may invest a portion of its assets in other investment companies (the "Acquired Funds"). The Portfolio's shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. "Acquired Fund Fees and Expenses" in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2013. Actual Acquired Fund Fees and Expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since "Acquired Fund Fees and Expenses" are not directly borne by the Portfolio, they are not reflected in the Portfolio's financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

UIF (3) Pursuant to an agreement and plan of reorganization between The Universal Institutional Funds, Inc., on behalf of the Global Tactical Asset Allocation Portfolio (the "Portfolio"), and Morgan Stanley Variable Investment Series, on behalf of its Strategist Portfolio (the "Predecessor Portfolio"), on April 29, 2013, the Portfolio acquired substantially all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Portfolio (the "GTAA Reorganization"). The Portfolio’s "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Portfolio Fees, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.60%. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the GTAA Reorganization or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.

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**

Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for our providing shareholder support and marketing services.

***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

*****	Sustainable and Responsible Investment ("SRI")

EXAMPLES OF EXPENSES

The Examples below are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies.  These costs include Policy Owner transaction expenses, contract fees, Separate Account annual expenses, and Subaccount underlying portfolio fees and expenses.

The Examples assume that you invest $10,000 in the Policy for the time periods indicated.  The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Policy fees and expenses indicated.  The example amounts are illustrative only, and should not be considered a representation of past or future expenses.  Your actual expenses may be higher or lower than those shown in the chart.  Please note that although the examples assume $10,000 premium to aid comparisons, our minimum premium for this Policy is $25,000.

9-year Withdrawal Charge

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB2 – joint spousal (1)	$1,605	$3,127	$4,622	$7,859	$1,605	$2,402	$3,982	$7,859	$805	$2,402	$3,982	$7,859
Maximum Expenses with GLWB2 – single life (1)	$1,556	$2,981	$4,378	$7,381	$1,556	$2,256	$3,741	$7,381	$756	$2,256	$3,741	$7,381
Maximum Policy Expenses without GLWB2 Rider (2)	$1,361	$2,395	$3,406	$5,466	$1,361	$1,674	$2,774	$5,466	$561	$1,674	$2,774	$5,466
Minimum Policy Expenses (3)	$963	$1,302	$1,559	$1,839	$963	$502	$859	$1,839	$163	$502	$859	$1,839

(1)        Maximum Policy Expense Fees with GLWB2 Rider.  This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.50% of other Policy value annual expenses for the most expensive combination of optional riders with a 9-year Withdrawal Charge (the Minimum Initial Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit ("EEPB") at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), and "Greater Of" Guaranteed Minimum Death Benefit), applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit 2 optional rider (2.00% for single life,

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2.50% for joint spousal; see the GLWB2 Rider section for explanation of charge basis), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

(2)        Maximum Policy Expense Fees without GLWB2 Rider.   This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.50% of other Policy value annual expenses for the most expensive combination of optional riders with a 9-year Withdrawal Charge (the Minimum Initial Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), and "Greater Of" Guaranteed Minimum Death Benefit), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

(3)        Minimum Policy Expense Fees.  This example assumes current charges of 0.95% for Separate Account annual expenses, a $40 current Policy fee,  plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies (0.26%).

7-year Withdrawal Charge

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB2 – joint spousal (1)	$1,543	$2,960	$4,413	$8,089	$1,543	$2,506	$4,139	$8,089	$843	$2,506	$4,139	$8,089
Maximum Expenses with GLWB2 – single life (1)	$1,494	$2,815	$4,174	$7,620	$1,494	$2,362	$3,900	$7,620	$794	$2,362	$3,900	$7,620
Maximum Policy Expenses without GLWB2 Rider (2)	$1,300	$2,234	$3,214	$5,745	$1,300	$1,783	$2,943	$5,745	$600	$1,783	$2,943	$5,745
Minimum Policy Expenses (3)	$898	$1,110	$1,342	$2,222	$898	$610	$1,042	$2,222	$198	$610	$1,042	$2,222

(1)        Maximum Policy Expense Fees with GLWB2 Rider.  This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.90% of other Policy value annual expenses for the most expensive combination of optional riders with a 7-year Withdrawal Charge (the Minimum Initial Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 7-year Withdrawal Charge, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit 2 optional rider (2.00% for single life, 2.50% for joint spousal; see the GLWB2 Rider section for explanation of charge basis), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

  (2)        Maximum Policy Expense Fees without GLWB2 Rider.   This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.90% of other Policy value annual expenses for the most expensive combination of optional riders with a 7-year Withdrawal Charge (the Minimum Initial Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 7-year Withdrawal Charge, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

(3)        Minimum Policy Expense Fees.  This example assumes current charges of 0.95% for Separate Account annual expenses, a $40 current Policy fee,     0.35% for a 7-year Withdrawal Charge, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies (0.26%).

5-year Withdrawal Charge

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB2– joint spousal (1)	$1,562	$3,102	$4,399	$8,200	$1,562	$2,558	$4,216	$8,200	$862	$2,558	$4,216	$8,200
Maximum Expenses with GLWB2 – single life (1)	$1,514	$2,958	$4,161	$7,736	$1,514	$2,414	$3,978	$7,736	$814	$2,414	$3,978	$7,736
Maximum Policy Expenses withoutGLWB2 Rider (2)	$1,319	$2,378	$3,207	$5,880	$1,319	$1,837	$3,026	$5,880	$619	$1,837	$3,026	$5,880
Minimum Policy Expenses (3)	$913	$1,256	$1,319	$2,382	$913	$656	$1,119	$2,382	$213	$656	$1,119	$2,382

(1)        Maximum Policy Expense Fees with GLWB2 Rider.  This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 3.10% of other Policy value annual expenses for the most expensive combination of optional riders with a 5-year Withdrawal Charge (the Minimum Initial Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 5-year Withdrawal Charge, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit 2 optional rider (2.00% for single life, 2.50% for joint spousal; see the GLWB2 Rider section for explanation of charge basis), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

(2)        Maximum Policy Expense Fees without GLWB2 Rider.  This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 3.10% of other Policy value annual expenses for the most expensive combination of optional riders with a 5-year Withdrawal Charge (the Minimum Initial Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 5-year Withdrawal Charge, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

(3)        Minimum Policy Expense Fees.  This example assumes current charges of 0.95% for Separate Account annual expenses, a $40 current Policy fee,    0.50% for a 5-year Withdrawal Charge, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies (0.26%).

Overture Medley ®	14

No Withdrawal Charge Rider

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB2– joint spousal (1)	$738	$2,216	$3,699	$7,427	$738	$2,216	$3,699	$7,427	$738	$2,216	$3,699	$7,427
Maximum Expenses with GLWB2– single life (1)	$689	$2,069	$3,453	$6,931	$689	$2,069	$3,453	$6,931	$689	$2,069	$3,453	$6,931
Maximum Policy Expenses without GLWB2 Rider (2)	$493	$1,480	$2,469	$4,946	$493	$1,480	$2,469	$4,946	$493	$1,480	$2,469	$4,946
Minimum Policy Expenses (3)	$239	$732	$1,247	$2,642	$239	$732	$1,247	$2,642	$239	$732	$1,247	$2,642

(1)        Maximum Policy Expense Fees with GLWB2 Rider.  This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 1.80% of other Policy value annual expenses for the combination of a No Withdrawal Charge Rider, the 1-Year "Periodic Step-Up" Guaranteed Minimum Death Benefit rider, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit rider (2.00% for single life, 2.50% for joint spousal; see the GLWB2 Rider section for explanation of charge basis) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

(2)        Maximum Policy Expense Fees without GLWB2 Rider.  This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 1.80% of other Policy value annual expenses for the combination of a No Withdrawal Charge Rider, the 1-Year "Periodic Step-Up" Guaranteed Minimum Death Benefit rider, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (1.73%).

 (3)       Minimum Policy Expense Fees.  This example assumes current charges of 0.95% for Separate Account annual expenses, a $40 current Policy fee,  0.75% of Policy value annual expenses for the No Withdrawal Charge Rider, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies (0.26%).

FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

We provide Accumulation Unit value history for each of the Separate Account variable investment options in Appendix A.

FINANCIAL STATEMENTS

Financial statements of the Subaccounts of the Separate Account and our company are included in the Statement of Additional Information.  To learn how to get a copy, see the front or back page of this prospectus.

CHARGES EXPLAINED

(► = Base Policy Fee; ❖ = Optional Rider Fee)

We may increase Current Fees, but we guarantee that each Current Fee will never exceed the corresponding Guaranteed Maximum Fee.

The following adds to information provided in the CHARGES section.  Please review both prospectus sections for information on charges.

WITHDRAWAL CHARGE

► We will deduct any applicable withdrawal charge from Policy value upon a full surrender or partial withdrawal.  We may also deduct a withdrawal charge from Policy value on the date annuity income payments begin from amounts applied to provide annuity payments.  We do not assess a withdrawal charge on premiums after the second year since receipt that are then applied to the Life or Joint and Last Survivor annuity income options.  This charge partially covers our distribution costs, including commissions and other promotional costs.  Any deficiency is met from our general account, including amounts derived from the mortality and expense risk charge.

The amount of a partial withdrawal you request plus any withdrawal charge is deducted from the Policy value on the date we receive your withdrawal request.  Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account on a pro rata basis, unless you instruct us otherwise.  The oldest premium is considered to be withdrawn first, the next oldest premium is considered to be withdrawn next, and so on (a "first-in, first-out" basis).  All premiums are deemed to be withdrawn before any earnings.

Optional Withdrawal Charge Riders

❖  The fees for optional withdrawal charge riders are a percentage of Policy value that is deducted monthly from Policy value.  These fees continue as long as the Policy is in force.  Your election of one of the optional withdrawal charge riders must be made at issue of the Policy.

Optional Free Withdrawal Riders

The base Policy does not have any free withdrawal provisions (allowing withdrawals not subject to a withdrawal charge).

However, optional free withdrawal riders are available: See the POLICY DISTRIBUTIONS: Withdrawals section of this prospectus for details.  Current fees for optional free withdrawal riders are deducted from the Policy

Overture Medley ®	15

value on each Policy Month date, or if that date falls on a day other than a Business Day, the monthly charge will be deducted on the next Business Day.

❖   The charge for the No Withdrawal Charge Rider is a percentage of the Policy value that will be deducted from the Policy value for the life of the Policy, and is referred to in the Policy Schedule as the "Monthly Charge."  This rider may not be cancelled and will terminate when the Policy terminates.  The fees for this rider continue as long as the Policy is in force.

MORTALITY AND EXPENSE RISK CHARGE

►  We impose a daily fee to compensate us for the mortality and expense risks we have under the Policy.  This fee is reflected in the Accumulation Unit values for each Subaccount.

Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Date.  The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected.  However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy.  Another mortality risk we assume is that at your death the death benefit we pay will be greater than the Policy value.

Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges.  If the mortality and expense risk charge does not cover our costs, we bear the loss, not you.  If the charge exceeds our costs, the excess is our profit.  If the withdrawal charge does not cover our Policy distribution costs, the deficiency is met from our general account assets, which may include amounts, if any, derived from this mortality and expense risk charge.

ADMINISTRATIVE CHARGES

Administrative fees help us cover our cost to administer your Policy.

Administrative Expense Fee

►    This annual fee is reflected in the Accumulation Unit values for each Subaccount.

Annual Policy Fee

►    We reserve the right to charge an annual Policy fee.

❖    The optional Minimum Initial Premium Rider has a current annual Policy fee.

Any Policy fee is deducted from your Policy value on the last Business Day of each Policy Year and upon a complete surrender.  This fee is levied by canceling Accumulation Units and making a deduction from the Fixed Account.  It is deducted from each Subaccount and the Fixed Account in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy value.    We currently waive any Policy fee if the Policy value is at least $50,000 on a Policy Anniversary.  If you have purchased the optional Minimum Initial Premium Rider, the Minimum Initial Premium Rider Annual Policy Fee will be waived in all years after your Policy value is at least $50,000.

TRANSFER FEE

The first 15 transfers per Policy Year from Subaccounts or the Fixed Account are free.  A transfer fee is imposed for any transfer in excess of 15 per Policy Year.  The transfer fee is deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Owner is invested.

TAX CHARGES

Some states and municipalities levy a tax on annuities, currently ranging from 0% to 3.5% of your premiums.  These tax rates, and the timing of the tax, vary and may change.  Presently, we deduct the charge for the tax in those states with a tax either (a) from premiums as they are received, or (b) upon applying proceeds to an annuity income option.

No charges are currently made for taxes other than premium taxes.  We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Separate Account.

FEES CHARGED BY THE PORTFOLIOS

►  Each Subaccount's underlying portfolio has investment advisory fees and expenses.  They are set forth in this prospectus'  CHARGES  section and described in more detail in each fund's prospectus.  A portfolio's fees and expenses are not deducted from your Policy value.  Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts.  These fees and expenses help to pay the portfolio's investment advisory and operating expenses.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT 2 ("GLWB2") CHARGE

The guaranteed maximum and current annual charges for the GLWB2 rider are listed in the CHARGES  section of this prospectus.  Each fee is stated as a percentage that is multiplied by the Rider Charge Base (see the GLWB2 Rider section of this prospectus).  The current charge will be deducted from the Policy value on each Monthly Anniversary.

Overture Medley ®	16

The charges for the Policy and for the rider will be deducted from the GLWB Model you select.  If you use a GLWB Model consisting of multiple investment options, charges will be deducted pro-rata from the subaccounts in the model.  If your GLWB Model is comprised of a single investment option, charges will be deducted from that investment option.

The rider charge is subject to change upon Policy Anniversary, or upon reset as described in the Reset Feature section of the GLWB2 rider description.  The rider charge will not exceed the guaranteed maximum fee for this rider listed in the CHARGES  section.  The rider charge will not be deducted after the Policy value reduces to zero, or if the rider is terminated.

OTHER OPTIONAL RIDER CHARGES

❖  Charges for each of the other optional riders are shown in this prospectus’ CHARGES  section.

WAIVER OF CERTAIN CHARGES

When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding fees charged by the portfolios).  Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges.  In an exchange of another policy we or an affiliated company issued and where the withdrawal charge has been waived, the withdrawal charge for this Policy may be determined based on the dates premiums were received in the prior policy.  Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Policy is issued.  We reserve the right to change these rules.  The right to waive any charges may be subject to state approval.

INVESTMENT OPTIONS

We recognize you have very personal goals and investment strategies.  The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

You may allocate all or a part of your premiums among the Separate Account variable investment options or the Fixed Account fixed interest rate option.  Allocations must be in whole percentages and total 100%.  For Policies issued with the No Withdrawal Charge Rider, the allocation of any premium to the Fixed Account may not exceed 25% of that premium without our consent.  If our prior consent is not received, we reserve the right to reallocate any excess Fixed Account allocation proportionately to the remaining investment options you selected in your latest allocation instructions.  The variable investment options, which invest in underlying portfolios, are listed and described in this section of this prospectus.

The value of your Policy will increase or decrease based on the investment performance of the variable investment options you choose.The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

The Separate Account provides you with variable investment options in the form of underlying portfolio investments.  Each underlying portfolio is an open-end investment management company.  When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio.  We may refer to your investment allocation as Accumulation Units or as a variable investment option.  The value of your Policy depends directly on the investment performance of the portfolios that you select.

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as publicly traded mutual funds with very similar names. They are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

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The Separate Account is registered with the SEC as a unit investment trust.  However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life.  The Separate Account was established as a separate investment account under Nebraska law on May 28, 1987.  Under Nebraska law, Ameritas Life owns the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain on business unrelated to the Separate Account.  Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value.

We are responsible to you for meeting the obligations of the Policy, which are subject to the claims paying ability of our general account, but we do not guarantee the investment performance of any of the variable investment options'  underlying portfolios.  We do not make any representations about their future performance.

You bear the risk that the variable investment options you select may fail to meet their objectives,

that they could go down in value, and that you could lose principal.

Each Subaccount’s underlying portfolio operates as a separate investment option, and the income or loss of one generally has no effect on the investment performance of any other.  Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus.

The Separate Account Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies.  They are not publicly traded mutual funds available for direct purchase by you.  There is no assurance the investment objectives will be met.

This information is just a summary for each underlying portfolio.  You should read the series fund prospectus for an underlying portfolio accompanying this prospectus for more information about that portfolio, including detailed information about the portfolio’s fees and expenses, investment strategy and investment objective, restrictions, and potential risks.  To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

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FUND NAME Portfolio Name - Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Balanced Portfolio, Class I-2	Current income and long-term capital appreciation.
American Century Investments	American Century Investment Management, Inc.
American Century VP Income & Growth Fund, Class I	Capital growth; income is secondary.
American Century VP Mid Cap Value Fund, Class I	Long-term capital growth; income is secondary.
Calvert Variable Products, Inc.*	Calvert Investment Management, Inc.
Calvert VP EAFE International Index Portfolio, Class I – World Asset Management, Inc.	Index: MSCI EAFE Index.
Calvert VP Inflation Protected Plus Portfolio – Ameritas Investment Partners, Inc. ("AIP")	Current income.
Calvert VP Investment Grade Bond Index Portfolio – AIP (includes assets merged from Calvert VP Income as of April 30, 2014)	Index: Barclays Capital Aggregate Bond Index.
Calvert VP Nasdaq 100 Index Portfolio – AIP	Index: NASDAQ 100® Index.
Calvert VP Natural Resources Portfolio – AIP	Capital growth.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I – AIP (includes assets merged from Calvert VP Small Cap Growth as of April 30, 2014)	Index: Russell 2000 Index.
Calvert VP S&P 500 Index Portfolio – AIP (includes assets merged from Calvert VP SRI Equity as of April 30, 2014)	Index: S&P 500 Index.
Calvert VP S&P MidCap 400 Index Portfolio, Class I – AIP	Index: S&P MidCap 400 Index.
Calvert VP SRI Large Cap Value Portfolio	Long-term capital appreciation.
Calvert VP Volatility Managed Growth Portfolio, Class F – AIP and Milliman Financial Risk Management, LLC ("Milliman")	Capital growth and income.
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F – AIP and Milliman	Income and capital growth.
Calvert VP Volatility Managed Moderate Portfolio, Class F – AIP and Milliman	Current income.
Calvert Variable Series, Inc.*	Calvert Investment Management, Inc.
Calvert VP SRI Balanced Portfolio, Class I	Income and capital growth.
Dreyfus Investment Portfolios	The Dreyfus Corporation
Dreyfus MidCap Stock Portfolio, Service Shares	Index: S&P MidCap 400 Index.
DWS Variable Series II	Deutsche Investment Management Americas Inc.
DWS Global Growth VIP Portfolio, Class A	Long-term capital growth.
DWS Small Mid Cap Value VIP Portfolio, Class A	Long-term capital appreciation.
Fidelity® Variable Insurance Products	Fidelity Management & Research Company
Fidelity® VIP Asset ManagerSM Portfolio, Service Class 2 [1,2,4]	Total return.
Fidelity® VIP Asset Manager: Growth® Portfolio, Service Class 2 [1,2,3,4]	Total return.
Fidelity® VIP Contrafund® Portfolio, Service Class 2 [2,4]	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Service Class 2 [2,4]	Index: S&P 500® Index.
Fidelity® VIP Growth Portfolio, Service Class 2 [2,4]	Capital appreciation.
Fidelity® VIP High Income Portfolio, Service Class 2 [2,4]	Income and growth.
Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 [1,4]	Bond.
Fidelity® VIP Mid Cap Portfolio, Service Class 2 [2,4]	Long-term growth.
Fidelity® VIP Money Market Portfolio, Initial Class [1,4]	Current income.
Fidelity® VIP Overseas Portfolio, Service Class 2 [2,4]	Long-term growth.
Subadvisers: (1) Fidelity Investments Money Management, Inc.; (2) FMR Co., Inc.; (3) Geode Capital Management, LLC; and (4) other investment advisers serve as sub-advisers for the fund.

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FUND NAME Portfolio Name - Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc.
Templeton Global Bond VIP Fund, Class 2	Current income, consistent with preservation of capital, with capital appreciation as secondary.
ALPS Variable Investors Trust	ALPS Advisors, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio, Class II – Ibbotson Associates, Inc. ("Ibbotson")	Capital appreciation and some current income.
Ibbotson Growth ETF Asset Allocation Portfolio, Class II – Ibbotson	Capital appreciation.
Ibbotson Income and Growth ETF Asset Allocation Portfolio, Class II – Ibbotson	Current income and capital appreciation.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco V.I. Global Core Equity Fund, Series I – Invesco Asset Management Limited ("IAML") effective until September 1, 2014	Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
Invesco V.I. Global Real Estate Fund, Series I – IAML	Total return through growth of capital and current income.
Invesco V.I. International Growth Fund, Series I	Long-term growth of capital.
Invesco V.I. Mid Cap Growth Fund, Series I	Seek capital growth.
MFS® Variable Insurance Trust	Massachusetts Financial Services Company
MFS® New Discovery Series, Initial Class	Seeks capital appreciation.
MFS® Research International Series, Initial Class	Seeks capital appreciation.
MFS® Total Return Series, Initial Class	Seeks total return.
MFS® Utilities Series, Initial Class	Seeks total return.
MFS® Variable Insurance Trust II	Massachusetts Financial Services Company
MFS® Strategic Income Portfolio, Initial Class	Seeks total return.
Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I – Neuberger Berman LLC	Seeks growth of capital.
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC
PIMCO Low Duration Portfolio, Administrative Class	Seeks maximum total return.
PIMCO Total Return Portfolio, Administrative Class	Seeks maximum total return.
T. Rowe Price Equity Series, Inc.	T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio-II	Seeks long-term capital growth. Income is a secondary objective.
Third Avenue Variable Series Trust	Third Avenue Management LLC
Third Avenue Value Portfolio	Long-term capital appreciation.
The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited	Long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.
UIF Global Tactical Asset Allocation Portfolio, Class I	Total return.
UIF U.S. Real Estate Portfolio, Class I	Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

*  These funds are part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life.  The funds’ investment adviser and Ameritas Investment Partners, Inc. are indirect subsidiaries of Ameritas.  Calvert Investment Distributors, Inc., the underwriter for these funds, is also an indirect subsidiary of Ameritas.

Appendix A: Accumulation Unit Values provides current and historical fund and portfolio names.

Adding, Deleting, or Substituting Variable Investment Options

We do not control the Subaccounts'  underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount’s underlying portfolio and substitute shares of another series fund portfolio, if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account.  We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change.  In all of these situations, we will receive any necessary SEC and state approval before making any such change.

Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other

Overture Medley ®	21

separate accounts.  To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.  Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts.  Subaccounts may be closed to new or subsequent premium payments, transfers or premium allocations.  We will receive any necessary SEC and state approval before making any of these changes.

We will notify you of any changes to the variable investment options.

Resolving Material Conflicts – Underlying Investment Interests

In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.  We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products.  However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios.  Shares of some of the portfolios also may be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code.  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account.  The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the portfolios for more information.  (Also see the Transfers section, Omnibus Orders.)

FIXED ACCOUNT INVESTMENT OPTION

There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk.  When you select the No Withdrawal Charge Rider, you will earn a minimum interest rate that will yield at least 1% per year, compounded annually; otherwise, you will earn a minimum interest rate that will yield at least 3% per year, compounded annually.  We may declare a higher current interest rate.  However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy.  We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared.  Assets in the Fixed Account are subject to claims by creditors of the company.  The focus of this prospectus is to disclose the Separate Account aspects of the Policy.  The Fixed Account investment option is not available for Policies issued in the States of Oregon or Washington.

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All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

We reserve the right to credit a bonus interest to premium payments made to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging ("EDCA") program.  The EDCA will be available for new premium only, not transfers from Subaccounts or the Fixed Account.  New premium usually includes only money noted on your Policy application; however, we may include other premium payments we receive during the period prior to receipt of the money noted on your application, so long as you do not exceed total premium limits for Ameritas Life annuities.  Each premium allocated to the EDCA must be at least $1,500.  We may defer crediting bonus interest until we receive all new premium noted on your application.  Until all premiums noted on your application are received, amounts will remain in the Fixed Account and will receive the current interest rate declared for the Fixed Account.  We must receive any new premium applicable to the EDCA program during the first six months that you own your Policy.

We transfer premium allocated to the EDCA monthly over a period of six months, beginning one month after the date we receive all new premium noted on your application.  In the event you withdraw or transfer monies allocated to the EDCA, we will stop crediting interest under the EDCA program and transfer any remaining balance proportionately to the remaining investment options you selected in your latest allocation instructions.  We reserve the right to discontinue offering the EDCA program at any time.

TRANSFERS

The Policy is designed for long-term investment, not for use with professional "market timing" services or use with programmed, large or frequent transfers.  Excessive transfers could harm other Policy owners, annuitants and beneficiaries by having a detrimental effect on investment portfolio management.  In addition to the right of the portfolios to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

Transferring money out of a Subaccount within 60 days of a purchase may be considered market timing.  However, any portfolio fund adviser may establish its own standards, and each transaction may be evaluated on its own.  Ultimately the portfolio fund adviser has the authority to make this determination.

Prior to the Annuity Date, you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

▪   A transfer is considered any single request to move assets from one or more Subaccounts or the Fixed Account to one or more of the other Subaccounts or the Fixed Account.

▪   We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available.  Transfer requests by facsimile, telephone, or Internet must be sent to us by the close of the New York Stock Exchange (usually 3:00 p.m. Central Time) for same-day processing.  Requests received later are processed on the next trading day.  Fax requests must be sent to us at 402-467-7923.  If requests are faxed elsewhere, we will process them as of the day they are received by our trading unit.

▪   The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less.  (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)

     -    If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account.  Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established.  While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.

     -   The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.

▪   The first 15 transfers each Policy Year are free.  Thereafter, transfers will result in a $10 charge for each transfer.  This fee is deducted on a pro-rata basis from balances in all Subaccounts and the Fixed Account; it is not subtracted from the amount of the transfer.  Transfers under any systematic transfer program do  count toward the 15 free transfer limit.

▪   A transfer from the Fixed Account (except made pursuant to a systematic transfer program):

     -  may be made only once each Policy Year;

     -    may be delayed up to six months;

     -    is limited during any Policy Year to the greater of:

     -    25% of the Fixed Account value on the date of the transfer during that Policy Year;

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     -    the greatest amount of any non-systematic transfer out of the Fixed Account during the previous 13 months; or

     -    $1,000.

▪   The amount transferred into the Fixed Account in any Policy Year cannot exceed 25% of the total value of all Subaccounts in which you are invested as of the last Policy Anniversary.  Systematic transfers into the Fixed Account are not included in this restriction.  Subject to our consent, if your balance in a Subaccount is less than $1,000, you may transfer that amount into the Fixed Account.

▪   For a Policy issued with a No Withdrawal Charge Rider, the amount transferred into the Fixed Account within any Policy Year (except made pursuant to a systematic transfer program) may not exceed 10% of the Policy value of all Subaccounts as of the most recent Policy Anniversary, unless the remaining value in any single Subaccount would be less than $1,000, in which case you may elect to transfer the entire value of that Subaccount to the Fixed Account.

▪   We reserve the right to further restrict transfers to the Fixed Account provided that we provide notice to you no less than 30 days prior to the date the restriction becomes effective.

▪   We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.

▪   If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining investment options you selected in your latest allocation instructions.  We will notify you when such a transfer occurs.  You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.

▪   In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized.  We will employ reasonable procedures to confirm that instructions are genuine.

Omnibus Orders

Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures.  We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable investment options correspond to the affected portfolios.  In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

THIRD PARTY SERVICES

Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf.  Third-party transfers and allocations are subject to the same rules as all other transfers and allocations.  You can make this election on the application or by sending us Written Notice.  Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies.  They are accountable to you alone for such transfers or allocations.  We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services.  You should be aware that fees charged by such third parties for their service are separate from and in addition to fees paid under the Policy.

DISRUPTIVE TRADING PROCEDURES

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market.  Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount’s underlying portfolio can disrupt management of a Subaccount’s underlying portfolio and raise expenses.  This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy’s performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy.

Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on Written Request and, on receipt of written instructions from a fund, to restrict or prohibit further purchases or transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

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We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions.  We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners.  Restrictions may include changing, suspending, or terminating telephone, on-line, and facsimile transfer privileges.  We will enforce any Subaccount underlying portfolio manager’s restrictions imposed upon transfers considered by the manager to be disruptive.  Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions.  However, any Subaccount restrictions will be uniformly applied.

There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity.  Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations.  The discretionary nature of our disruptive trading procedures may result in some Policy Owners being able to market time while other Policy Owners bear the harm associated with timing.  Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners.  In making this determination, we will consider, among other things:

▪          the total dollar amount being transferred;

▪          the number of transfers you make over a period of time;

▪          whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;

▪          whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and

▪          the investment objectives and/or size of the Subaccount underlying portfolio.

Third Party Traders

We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners.  In making this determination, we may, among other things:

▪          reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

▪          reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer.  Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these disruptive trading procedures.  See the sections of this prospectus describing those programs for the rules of each program.

SYSTEMATIC TRANSFER PROGRAMS

We offer several systematic transfer programs.  We reserve the right to alter or terminate these programs upon thirty days written notice to you.

Dollar Cost Averaging

The Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account.  Requested percentages are converted to a dollar amount.  You can begin Dollar Cost Averaging when you purchase the Policy or later.  You can increase or decrease the amount or percentage of transfers or discontinue the program at any time.   Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio’s value is low, and fewer units when its value is high.  However, there is no guarantee that such a program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

As discussed at "Fixed Account Investment Option," we also reserve the right to credit bonus interest on purchase payments allocated to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging program.  We refer to this bonus interest as EDCA.  The Dollar Cost Averaging program and/or the EDCA program may not be available in all states and in all markets or through all broker-dealers who sell the Policies.

Dollar Cost Averaging Program Rules:

▪          There is no additional charge for the Dollar Cost Averaging program.

▪          We must receive notice of your election and any changed instruction - either by Written Notice or by telephone transaction instruction.

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▪          Automatic transfers can only occur monthly.

▪          The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account.  Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established.  While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.  There is no maximum transfer amount limitation applicable to any of the Subaccounts.

▪          You may specify that transfers be made on the 1st through the 28th day of the month.  Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day).  If you do not select a date, the program will begin on the next Policy Month date.

▪          You can limit the number of transfers to be made, in which case the program will end when that number has been made.  Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.

▪          Dollar Cost Averaging is not available when the Portfolio Rebalancing program is elected.

Portfolio Rebalancing

The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct.  You may change your rebalancing allocation instructions at any time.  Any change will be effective when the next rebalancing occurs.

Portfolio Rebalancing Program Rules:

▪          There is no additional charge for the Portfolio Rebalancing program.

▪          The Fixed Account is excluded from this program.

▪          You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.

▪          You may have rebalancing occur quarterly, semi-annually or annually.

Earnings Sweep

The Earnings Sweep program allows you to sweep earnings from your Subaccounts to be rebalanced among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions.  You may change your Earnings Sweep program instructions at any time.  Any change will be effective when the next sweep occurs.

Earnings Sweep Program Rules:

▪          There is no additional charge for the Earnings Sweep program.

▪          The Fixed Account is included in this program.

▪          You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.

▪          You may have your earnings sweep quarterly, semi-annually or annually.

POSSIBLE ALLOCATIONS CHART

The following is a summary of the possible allocations of Policy value that a Policy Owner may make:

If your Policy is issued WITHOUT a GLWB2 rider…
… you may allocate your Policy value to one of the following options:
You may allocate to any combination of available Subaccounts (variable investment options listed on page 1) and the Fixed Account.[1]	You may allocate to any one of the five available Asset Allocation Program models:[2] ▪ Aggressive ▪ Capital Growth ▪ Balanced ▪ Moderate ▪ Conservative

If your Policy is issued WITH a GLWB2 rider and the Policy Date is…
… BEFORE May 1, 2013, you may allocate your Policy value to one of the following options:
You may allocate to any one of the three permitted Program GLWB Models:[3,4] ▪ GLWB Balanced ▪ GLWB Moderate ▪ GLWB Conservative

You may elect to transfer from a Program GLWB Model to one of the three Non-Program GLWB Models:[5,6]

▪     VM Growth

▪     VM Moderate Growth

▪     VM Moderate

Once you elect to transfer to a Non-Program GLWB Model, your permitted GLWB Models will be limited to Non-Program GLWB Models.

You may NOT allocate to the Subaccounts, the Fixed Account, or the Asset Allocation Program models.

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… ON or AFTER May 1, 2013, you may allocate your Policy value to one of the following options:
You may allocate to any one of the three permitted Non-Program GLWB Models:[5] ▪ VM Growth ▪ VM Moderate Growth ▪ VM Moderate	You may NOT allocate to the Subaccounts, the Fixed Account, the Asset Allocation Program models, or the Program GLWB Models.

1Combinations of available Subaccounts and the Fixed Account are subject to limitations.  See the Investment Options section.

2 Requires that you meet conditions for participation in the Program.  Asset Allocation Program models use fund-specific model recommendations developed by our affiliate Ameritas Investment Partners, Inc. ("AIP").  Our affiliate Ameritas Investment Corp. ("AIC") serves as your investment adviser fiduciary for the purpose of development of and periodic updates to the Asset Allocation Program models.  See the Asset Allocation Program section, below.

3 Requires that you meet conditions for participation in the Program.  Program GLWB Models use fund-specific model recommendations developed by our affiliate AIP.  AIC serves as your investment adviser fiduciary for the purpose of development of and periodic updates to the Program GLWB Models.  See the Asset Allocation Program section, below.

4 If you use a Program GLWB Model, you may elect to transfer to another Program GLWB Model or  you may elect to transfer to a Non-Program GLWB Model.  However, if you elect to transfer to a Non-Program GLWB Model, you will be considered as having withdrawn from the Program, and discontinued your relationship with AIC for purposes of the Program.  You will not be allowed to return to Program GLWB Models.  Thereafter, your permitted GLWB Models will be limited to Non-Program GLWB Models.

5 The Non-Program GLWB Models (also referred to as "VM Models") each consist of a single investment option that is volatility managed by our affiliate, Calvert Investment Management, Inc.  AIC does NOT advise the Non-Program GLWB Models.  See the Non-Program GLWB Models section, below.

6 If you elect to transfer to a Non-Program GLWB Model, you will be considered as having withdrawn from the Program, and discontinued your relationship with AIC for  purposes of the Program.  You will not be allowed to return to Program GLWB Models.

ASSET ALLOCATION PROGRAM

We may offer an asset allocation program using models.  However, you have the ability to construct your own asset allocation plan from among the investment options available in your Policy.  Asset allocation programs using models are intended to match model risk tolerance and investment objectives with the investment options available in your Policy.

To assist you in your selection of an asset allocation model, we offer an Asset Allocation Program (the "Program") that uses fund-specific model recommendations developed by our affiliate, Ameritas Investment Partners, Inc. ("AIP"), who selects the specific funds to populate each model from those available in the product.  These recommendations are developed pursuant to an agreement between Ameritas Life and AIP.  We also obtain research and business support services relating to models from unaffiliated consultants.  We pay for these consultant services, at no additional cost to Policy Owners.

To participate in the Program:

▪          AIC will serve as your investment adviser fiduciary for the Program solely for purposes of development of the models and periodic updates to the models.  You must give AIC your written consent and discretionary authority for AIC to give us instructions to allocate your premiums (or, for an existing Policy, Policy value) pursuant to the allocations of the model you select.  AIC will also periodically instruct us to change your allocations consistent with any changes to the model made by AIC as recommended by AIP.  AIC has no discretionary authority to execute any other transfers for your Policy.

▪          You must complete the Asset Allocation questionnaire.

▪          You must allocate all of your Policy value to one asset allocation model.  We must receive notice of your asset allocation model election by Written Notice before we can begin a Program for you.  Only you can select which model is best for you.  The Asset Allocation questionnaire can be an aid, but neither it nor AIC will make this decision for you.  You may wish to consult with your own financial professional to determine whether participation in the Program is best for you, and if so, which model is most suitable.

▪          Each quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the Program model that you selected.  Such rebalancing will be disclosed in quarterly statements to you.  Performance of each model is updated monthly on our website and is available upon request.

▪          At least annually, AIC will re-evaluate and may make changes to each investment level model based upon AIP's recommendations.  When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective.  If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model.  If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Program.

▪          If you are currently participating in a Program model and you make changes to your allocations outside the model, you will not receive future notifications of model changes.  You will then be considered as having withdrawn from the Program and as having cancelled your relationship with AIC for purposes of implementing the Program with your Policy.  For these reasons, you will not be able to execute trades online if you participate in the Program.  You will be required to communicate with the Service Center if you wish to make a transfer or trade.  The Service Center will communicate that your election to execute a trade will result in the discontinuance of the Program for your Policy prior to

Overture Medley ®	27

you being able to execute any telephone transaction.

▪          If participation in the Program terminates, including by death of the Owner, Policy value will not be reallocated automatically if the model is changed, and thus will not reflect the most current allocation recommendations.  Any additional premiums received after the death of the Owner will be returned.

The Program consists of five models, ranging from aggressive to conservative.

▪          Aggressive Model – The Aggressive Model is for long-term investors who want high growth potential and do not need current income.  The model may entail substantial year-to-year volatility in exchange for potentially higher long-term returns.  Losses are still possible.

▪          Capital Growth Model – The Capital Growth Model is for long-term investors who want good growth potential and do not need current income.  The model entails a fair amount of volatility, but not as much as the Aggressive Model.  Losses are still possible.

▪          Balanced Model – The Balanced Model is for long-term investors who do not need current income and want some growth potential.  The model is likely to entail some fluctuations, but presents less volatility than the overall equity market.  Losses are still possible.

▪          Moderate Model – The Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investments.  Losses are still possible.

▪          Conservative Model – The Conservative Model is for investors who seek current income and stability, and are less concerned about growth.  Losses are still possible.

Additional allocation models (the "GLWB Models") are available if your Policy was issued with the GLWB2 rider.  For policies issued with the GLWB2 rider prior to May 1, 2013, Program GLWB Models are available.  We reserve the right to offer GLWB Models with or without an asset allocation program.

Additional Information – Program GLWB Models

The GLWB2 rider requires that you participate only in the permitted GLWB Models.  Program GLWB Models available for use with the GLWB2 rider on Policies issued prior to May 1, 2013, are:

▪          GLWB Balanced – For long-term investors who do not need current income and want some growth potential.  The model is likely to experience fluctuation in value, but presents less volatility than the overall equity market.  Losses are still possible;

▪          GLWB Moderate – For investors who seek current income and stability, with modest potential for increase in the value of their investments.  Losses are still possible; and

▪          GLWB Conservative – For investors who seek current income and stability, and are less concerned about growth.  Losses are still possible.

For more information on these models, see your variable annuity application.  The GLWB2 rider will terminate if you withdraw from a permitted model or allocate any portion of your subsequent premium payments to an investment option that is not consistent with the permitted models.  Additional safeguards apply if your Policy has the GLWB2 rider (see the GLWB2 Rider, Asset Allocation section).

While you are permitted to participate in the three Program GLWB Models listed above if your Policy was issued prior to May 1, 2013, these are not permitted GLWB Models for Policies issued on and after May 1, 2013.

Owners of Policies with the GLWB2 rider who are invested in Program GLWB Models also may make a 100% allocation to a Non-Program GLWB Model, listed later in this section, on or after May 1, 2013.  The Non-Program GLWB Models are permitted GLWB Models.  However, if you choose a Non-Program GLWB Model, you will be considered as having withdrawn from the Program and discontinued your relationship with AIC for purposes of the Program.  You will not be allowed to return to Program GLWB Models.  Thereafter, your permitted GLWB Models will be limited to Non-Program GLWB Models.

Potential Conflicts of Interest Relating to Program Models and Program GLWB Models

AIC and AIP may be subject to competing interests that have the potential to influence their decision making with regard to the models.  AIC is compensated by us as principal underwriter for the Policies.  AIP is compensated by us for its fund-specific model recommendations, and its ongoing oversight of the available investment options.  We may receive fees for administrative services from other portfolios in the models.  This additional compensation and related responsibilities may create conflicts of interest as AIC determines which portfolios should be in the models.  Also, Calvert Variable Products, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), which are part of the Ameritas Mutual Holding Company and therefore are affiliated with us, have portfolios offered through the Policy.  The Calvert Funds are advised by Calvert Investment Management, Inc. ("CIM"), an affiliate of ours, and certain of the Calvert Funds are subadvised by AIP.  CIM and AIP are compensated for advisory oversight, subadvisory, and administrative services to Calvert Funds.  Calvert Fund portfolios may or may not be included in the models and/or GLWB Models.  AIP may have an incentive to recommend certain portfolios that have administrative, advisory or subadvisory services provided by CIM and AIP.  As a result of the competing interests the affiliated parties face in

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 this Program, there is an increased potential risk of a conflict of interest in these arrangements.

There is no additional charge for selecting the Program.  Although asset allocation programs are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still result in losses.  For information about risks of participating in the Program and more detail about the Program, including more information about conflicts of interest, ask for a copy of this prospectus’ Statement of Additional Information.  More information about AIC’s role as investment adviser for the Program is available on AIC’s Form ADV Part 2A, Appendix 1 which is delivered to you at the time you subscribe to the Program.  We may modify the Asset Allocation Program at any time.  We also may discontinue the Asset Allocation Program at any time.

NON-PROGRAM GLWB MODELS

Beginning May 1, 2013, GLWB Models are offered outside of the Program described above.  These Non-Program GLWB Models are comprised of volatility managed funds, and, for that reason, also may be referred to as "VM Models."  The Non-Program GLWB Models are required if your Policy was issued with the GLWB2 rider on or after May 1, 2013.  They are the only permitted GLWB Models for such Policies.

Each of the three Non-Program GLWB Models, or VM Models, is comprised of a single investment option that is managed by our affiliate, Calvert Investment Management, Inc. ("CIM"), subject to the oversight of CIM and the fund's Board of Directors.  (See Potential Conflicts of Interest, below.)    The strategies used by the VM Models limit the volatility risks associated with offering living benefit riders.  In providing the VM Models, we are not providing investment advice or managing the allocations under your Policy.  There is no investment advisory agreement between you and Ameritas Investment Corp., nor is any of our affiliates an adviser to you as the Policy Owner.

Non-Program GLWB Models available for use with the GLWB2 rider on or after May 1, 2013 are:

▪          VM Growth Model – The VM Growth Model is for long-term investors who seek growth potential with less emphasis on current income.  The Model is likely to experience fluctuation in value, while seeking to manage overall volatility.  Losses are still possible.

▪          VM Moderate Growth Model – The VM Moderate Growth Model is for long-term investors who seek a balance of current income and growth potential.  The Model is likely to experience some fluctuations, while seeking to manage overall volatility.  Losses are still possible.

▪          VM Moderate Model – The VM  Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investment.  Losses are still possible.

To elect a Non-Program GLWB Model:

▪          You must allocate all of your Policy value to one VM Model.

▪          You are responsible for determining which model is best for you.  Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style.  There is no guarantee that the model you select is appropriate to your ability to withstand investment risk.  We are not responsible for your selection of a specific investment option or model, or your decision to change to a different investment option.

▪          Performance of each VM Model is updated monthly on our website and is available upon request.  If you wish to keep using your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically updated.  If you wish to change your selected model, you can select a different Non-Program GLWB Model.

▪          You may not make changes to your allocations outside the Non-Program GLWB Models.  Changes to allocations outside the Non-Program GLWB Model will be considered as having withdrawn from the model and risk termination of your GLWB2 rider.  For this reason, you will not be able to execute trades online when you are using a Non-Program GLWB Model.  You will be required to communicate with the Service Center if you wish to make a transfer or trade away from a Non-Program Model.  The Service Center will communicate that your election to execute a trade will result in the discontinuance of the Non-Program GLWB Model for your Policy, prior to you being able to execute any telephone transaction.

▪          Additional safeguards apply if your Policy has the GLWB2 rider (See the GLWB2 Rider section, Asset Allocation).

▪          If participation in the Non-Program GLWB Models terminates, including by death of the Owner, Policy value will reflect allocations to the model last selected before termination.  Any additional premiums received after the death of the Owner will be returned.

These Non-Program GLWB Models also are permitted GLWB Models on Policies with the GLWB2 rider that were issued prior to May 1, 2013.  Owners of Policies with the GLWB2 rider who are invested in Program GLWB Models may make a 100% allocation to one of the Non-Program GLWB Models on or after May 1, 2013.  If you choose a Non-Program GLWB Model, you will be considered as having withdrawn from the Program and discontinued your relationship with AIC for purposes of the Program.  You will not be allowed to return to Program

Overture Medley ®	29

GLWB Models.

Potential Conflicts of Interest Relating to Non-Program GLWB Models

In providing investment advisory services for the investments that comprise the VM Models, CIM, together with its affiliates, including us, is subject to competing interests that may influence its decisions.  These competing interests typically arise because CIM or one of its affiliates serves as the investment adviser or sub-adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.  For additional information about the conflicts of interest to which CIM and its affiliates are subject, see the underlying VM fund prospectuses.

Although GLWB Models are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still lose value.  For information about risks related to, and more detail about the investment options that comprise the VM Models, including more information about conflicts of interest, see the prospectuses for the underlying investment options or ask for a copy of this prospectus’ Statement of Additional Information.  We may modify the available investment options, including selection of Non-Program GLWB Models, at any time.  We also may discontinue use of the GLWB Models at any time (see the GLWB2 Rider, Asset Allocation section for additional information on discontinuation of a GLWB Model).

The GLWB2 rider will terminate if you withdraw from a designated model or allocate any portion of your subsequent premium payments to an investment option that is not consistent with the listed models.

IMPORTANT POLICY PROVISIONS

The Overture Medley ® Policy is a flexible premium deferred variable annuity policy.  The Policy allows you to save and invest your assets on a tax-deferred basis.  A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as the Annuitant lives or for some other period you select.  In addition, if you die before those payments begin, the Policy will pay a death benefit to your beneficiary.  Many key rights and benefits under the Policy are summarized in this prospectus.  You may obtain a copy of the Policy from us.  The Policy can be purchased as a tax-qualified or nonqualified annuity.  The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid under an annuity income option or as a death benefit.

POLICY APPLICATION AND ISSUANCE

To purchase a Policy, you must submit an application and a minimum initial premium.  A Policy usually will be issued only if you and the Annuitant are age 0 through 85, rounded to the nearest birthday.  We reserve the right to reject any application or premium for regulatory reasons, or if the application or premium does not meet the requirements stated in the Policy, as disclosed in this prospectus.

Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

If your application is in good order upon receipt, we will credit your initial net premium to the Policy value in accordance with your allocation instructions within two Business Days after the later of the date we receive your application or the date we receive your premium.  If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial premium unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met.

The Policy Date is the date two Business Days after we receive your application and initial premium.  It is the date used to determine Policy Anniversaries and Policy Years.  No Policy will be dated on or after the 29th day of a month.  (This does not affect how premium is credited; see the paragraph above.)

You can purchase a tax-qualified Policy as part of Section 401(a) pension or profit-sharing plans, or IRA, Roth IRA, SIMPLE IRA, SEP, and Section 457 deferred compensation plans, subject to certain limitations.  See this prospectus' FEDERAL INCOME TAX MATTERS section and Appendix B: Tax-Qualified Plan Disclosures for details regarding all pension or deferred compensation plans.  Call us to see if the Policy may be issued as part of other kinds of plans or arrangements.

Application in Good Order

All application questions must be answered, but particularly note these requirements:

▪          The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.

▪          Your premium allocations must be completed in whole percentages, and total 100%.

▪          Initial premium must meet minimum premium requirements.

▪          Your signature and your agent's signature must be on the application.

▪          Identify the type of plan, whether it is nonqualified or, if it is qualified, state the type of qualified plan.

▪         City, state and date application was signed must be completed.

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▪          If you have one, please give us your email address to facilitate receiving updated Policy information by electronic delivery.

▪          There may be forms in addition to the application required by law or regulation, especially when a qualified plan or replacement is involved.

▪          Your agent must be both properly licensed and appointed with us.

Premium Requirements

Your premium checks should be made payable to "Ameritas Life Insurance Corp."  We may postpone crediting of your initial premium payment made by personal  check to your Policy until the check has been honored by your bank.  Payment by certified check, banker's draft, or cashier's check will be promptly applied.  Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.  Total premiums for all annuities held with us for the same Annuitant or Owner may not exceed $1 million without our consent.

Initial Premium

▪          The only premium required.  All others are optional.

▪          Must be at least $25,000.  If you purchase the optional Minimum Initial Premium Rider, it must be at least $2,000 for all plans.   We have the right to change these premium requirements.

Additional Premiums

▪          Must be at least $1,000; $50 if payments are established as part of a regularly billed program (electronic funds transfer, payroll deduction, etc.) or a tax-qualified plan.  We have the right to change these premium requirements.

▪          Will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the Annuitant's 85th birthday or (ii) the Annuity Date.

Allocating Your Premiums

You may allocate your premiums among the variable investment options and the Fixed Account option.  Initial allocations in your Policy application will be used for additional premiums until you change your allocation.

▪          Allocations must be in whole percentages, and total 100%.

▪          You may change your allocation by sending us Written Notice or through an authorized telephone transaction.  The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.

▪          All premiums will be allocated pursuant to your instructions on record with us.

▪          For Policies issued with the No Withdrawal Charge Rider, the allocation of any premium to the Fixed Account may not exceed 25% without our prior consent.  If our prior consent is not received, we reserve the right to reallocate any excess Fixed Account allocation proportionately to the remaining investment options you selected in your latest allocation instructions.

"Right to Examine" Period Allocations

If you are not satisfied with the Policy, you may void it by returning it to us or our agent from which it was purchased within 10 days of receipt, or longer where required by state law.  You will then receive a full refund of your Policy value; however, where required by certain states, or if your Policy was issued as an Individual Retirement Account ("IRA"), you will receive either the premium paid or your Policy value, whichever amount is greater.

YOUR POLICY VALUE

On your Policy's date of issue, the Policy value equals the initial premium less any charge for applicable premium taxes.  On any Business Day thereafter, the Policy value equals the sum of the values in the Separate Account variable investment options and the Fixed Account.  The Policy value is expected to change from day to day, reflecting the expenses and investment experience of the selected variable investment options (and interest earned in the Fixed Account option) as well as the deductions for charges under the Policy.

Separate Account Value

Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units.  The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Accumulation Units held in the Subaccount allocated to the Policy.  Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:

a)        the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

b)        the daily administrative expense fee; minus

c)        the daily mortality and expense risk charge; and this result divided by

d)        the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

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When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units.  The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

An investment in money market funds is neither insured nor guaranteed by the U.S. Government.  There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

Fixed Account Value

The Policy value of the Fixed Account on any Business Day equals:

a)       the Policy value of the Fixed Account at the end of the preceding Policy Month; plus

b)       any net premiums credited since the end of the previous Policy Month; plus

c)       any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus

d)       any transfer and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus

e)       any partial withdrawal and withdrawal charge taken from the Fixed Account since the end of the previous Policy Month; minus

f)        the Fixed Account's share of the annual Policy fee on the Policy Anniversary; minus

g)       the Fixed Account’s share of charges for any riders; plus

h)       interest credited on the Fixed Account balance.

TELEPHONE TRANSACTIONS

Telephone Transactions Permitted

▪          Transfers among investment options.

▪          Establish systematic transfer programs.

▪          Change of premium allocations.

How to Authorize Telephone Transactions

▪          Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf.

▪          You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules

▪          Must be received by close of the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.

▪          Will be recorded for your protection.

▪          For security, you or your authorized designee must provide your Social Security number and/or other identification information.

▪          May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

DEATH OF ANNUITANT

Upon the Annuitant’s death prior to 30 days before the Annuity Date, you may generally name a new Annuitant.  If any Owner is the Annuitant, then upon that Owner’s death, the Policy’s applicable death benefit becomes payable to the named beneficiary(ies).  However, if the beneficiary is the deceased Owner’s spouse, then upon that Owner’s death the spouse may be permitted under federal tax law to become the new Owner of the Policy and to name an Annuitant and different beneficiaries.

DELAY OF PAYMENTS

We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice.  We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders.  The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

We may defer payments of a full surrender or partial withdrawals or a transfer from the Fixed Account for up to 6 months from the date we receive your Written Notice, after we request and receive approval from the department of insurance of the State where the Policy is delivered.

BENEFICIARY

You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable.  Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice.  The

Overture Medley ®	32

change will not apply to any payments made or other action taken by us before recording.  If the named beneficiary is irrevocable you may change the named beneficiary only by Written Notice signed by both you and the beneficiary.  If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

If there are joint Owners, the surviving joint Owner will be deemed the beneficiary, and the beneficiary named in the Policy application or subsequently changed will be deemed the contingent beneficiary.  If both joint Owners die simultaneously, the death benefit will be paid to the contingent beneficiary.

If the beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.  The surviving spouse may not elect the Guaranteed Lifetime Withdrawal Benefit 2 rider when the single life option was selected and the Policy was issued under an Internal Revenue Code Section 401 or 457 qualified plan.

If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

MINOR OWNER OR BENEFICIARY

A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary.  In most states parental status does not  automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit.  A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian.  Where a minor is a named beneficiary, we are able to pay the minor's beneficiary payments to the minor's trustee or guardian.  Some states allow us to make such payments up to a limited amount directly to parents.  Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney.  If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

POLICY CHANGES

Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records.  Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus'  first two pages and last page.

POLICY TERMINATION

We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy.  See this prospectus'  POLICY DISTRIBUTIONS: Withdrawals section for more information.

If you have paid no premiums during the previous 36-month period, we have the right to pay you the total value of your Policy in a lump sum and cancel the Policy if (i) the Cash Surrender Value is less than $1,000 (does not apply to IRAs), or (ii) the paid-up lifetime income annuity benefit at maturity, based on an accumulation of the Policy value to maturity, would be less than $20 per month.  We will not impose a withdrawal charge on involuntary terminations.

OPTIONAL RIDERS

This Policy allows you the opportunity to select, and pay for, only those variable annuity policy riders you want by "unbundling" riders that are often incorporated into a base variable annuity policy.  Check with your sales representative or us before selecting a rider, as some may not be available in your state on the effective date of this prospectus.  These options are currently only available at Policy issue, and most are only available if you are then not older than age 70.  Certain options may not be available in combination with other options.  Some of these riders are not available in some states.  For riders not available in your state on the date of your purchase, we may make them available to existing Owners for a limited time after the option becomes available.  Each of the options is principally described in the prospectus sections noted below:

Option	Prospectus Section Where It Is Covered
❖ Minimum Initial Premium	IMPORTANT POLICY PROVISIONS:
Policy Application and Issuance
❖ Withdrawal Charge Period	CHARGES: Withdrawal Charge
❖ 10% "Free" Withdrawal Rider	POLICY DISTRIBUTIONS: Withdrawals
❖ No Withdrawal Charge Rider	POLICY DISTRIBUTIONS: Withdrawals
❖ Guaranteed Minimum Death Benefit	POLICY DISTRIBUTIONS: Death Benefits
❖ Estate Protection Benefit ("EPB") Rider and
Expanded Estate Protection Benefit ("EEPB") Rider	POLICY DISTRIBUTIONS: Death Benefits
❖ Guaranteed Lifetime Withdrawal Benefit 2 ("GLWB2") Rider	POLICY DISTRIBUTIONS: GLWB2 Rider

Charges for each of the options are shown in this prospectus’ CHARGES  section.

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POLICY DISTRIBUTIONS

(❖  = Optional)

There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Date.  Tax penalties and withdrawal charges may apply to amounts taken out of your Policy before the Annuity Date.  Your Policy also provides a death benefit (including, for an additional charge, an optional Guaranteed Minimum Death Benefit) that may be paid upon your death prior to the Annuity Date.  All or part of a death benefit may be taxable.

WITHDRAWALS

You may withdraw, by Written Notice, all or part of your Policy's Cash Surrender Value prior to the Annuity Date.  Amounts withdrawn (except for optional "free" withdrawals you may have elected, described below) are subject to a withdrawal charge.  Following a full surrender of the Policy, or at any time the Policy value is zero, all your rights in the Policy end.  Total surrender requires you to return your Policy to us.

For purposes of the withdrawal charge only, premiums are deemed to be withdrawn before any earnings; this means that there may be no withdrawal charge if the amount of the withdrawal is less than or equal to premiums received at least "x"  years prior to the withdrawal and not considered having been previously withdrawn, where "x" is the number of years in the withdrawal charge period.  Of premium considered withdrawn, the oldest premium is considered withdrawn first, the next oldest premium is considered withdrawn next, and so on (a "first-in, first-out" procedure).  (This is different than taxation order, which generally considers the last premium withdrawn first – a "last-in, first-out"  procedure.)

Withdrawal Rules

▪          Withdrawals must be by Written Notice.  A request for a systematic withdrawal plan must be on our form and must specify a date for the first payment, which must be the 1st through 28th day of the month.

▪          Minimum withdrawal is $250.

▪          We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy.

▪          Withdrawal results in cancellation of Accumulation Units from each applicable Subaccount and deduction of Policy value from any Fixed Account option.  If you do not specify which investment option(s) from which to take the withdrawal, it will be taken from each investment option in the proportion that the Policy value in each investment option bears to the total Policy value.

▪          The total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total premiums made, because we will deduct any charges owed but not yet paid (including withdrawal charges), a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Separate Account.

▪          Unless you give us Written Notice not to withhold taxes from a withdrawal, we must withhold 10% of the taxable amount withdrawn to be paid as a federal tax, as well as any amounts required by state laws to be withheld for state income taxes.

We will allow facsimile request forms and signatures to be used for the purpose of a "Written Notice" authorizing withdrawals from your Policy.  You may complete and execute a withdrawal form and send it to our Service Center fax number, 402-467-7335.  We offer this method of withdrawal as a service to meet your needs when turnaround time is critical.  However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.

Systematic Withdrawal Plan

The systematic withdrawal plan allows you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Policy value from a specified investment option monthly, quarterly, semi-annually or annually.  We can support and encourage your use of electronic fund transfer of systematic withdrawal plan payments to an account of yours that you specify to us.  The fixed dollar amount of systematic withdrawals may be calculated in support of Internal Revenue Service minimum distribution requirements over the lifetime of the Annuitant.  No systematic withdrawal may be established after the 28th of each month.  Although this plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax adviser before requesting this plan.

❖ "Free" Withdrawal Riders

The following Policy riders allow access to certain Policy value without being subject to withdrawal charges.  There is a charge for these riders.  For information about the charges for these riders, see this prospectus' CHARGES  and CHARGES EXPLAINED sections.  These optional riders must be elected at issue of the Policy.  If you elect the GLWB2 rider, you must also elect one of these riders.

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❖ The 10% "Free" Withdrawal Rider allows you to withdraw, each Policy Year, up to 10% of your Policy value without deduction of a withdrawal charge.  Under this optional rider, Policy value is considered withdrawn on the same basis as in the base Policy (first premiums on a first-in first-out basis, then earnings).  The 10% amount is determined at the time the withdrawal is made and is reduced by all prior free withdrawals in that Policy Year.  If you do not withdraw the 10% amount in a Policy Year, you may not carry forward the unused "free" withdrawal amount into the next Policy Year.

❖ The No Withdrawal Charge Rider, which can only be attached to the Policy at issue, allows the Policy to be issued without any withdrawal charges.  Other features of a Policy issued with the rider include:

▪          allocations and transfers to the Fixed Account have the following restrictions:

  -   allocation of premium to the Fixed Account is limited to 25% of premium without prior approval;

  -   the amount transferred to the Fixed Account within any Policy Year (except made pursuant to a systematic transfer program) is limited to 10% of the value of all Subaccounts on the most recent Policy Anniversary; and

  -   we may further restrict allocation of premiums and transfers to the Fixed Account upon providing you with 30 day notice;

▪          if death occurs after age 69, the death benefit is equal to your Policy value on the later of the date we receive satisfactory proof of death or an annuity payout option is elected less any charge for applicable premium taxes (See the Death Benefits section, below);

▪          the death benefit is proportionally adjusted for partial withdrawals.

In most jurisdictions, the "other features" listed above are included as part of the rider.  However, in Massachusetts, Maryland, and Oregon, these features are incorporated into the base Policy that is issued with a No Withdrawal Charge Rider, rather than being made a part of the rider.  For all Policies issued with a No Withdrawal Charge Rider, the rider may not be cancelled and will terminate only when the Policy terminates.

DEATH BENEFITS

We will pay the death benefit after we receive satisfactory proof of death of an Owner’s death or as soon thereafter as we have sufficient information about the beneficiary to make the payment.  Death benefits may be paid pursuant to an annuity income option to the extent allowed by applicable law and any settlement agreement in effect at your death.  If the beneficiary does not make an annuity income option election within 60 days of our receipt of satisfactory proof of death, we will issue a lump-sum payment to the beneficiary.

Until we receive satisfactory proof of death and instructions, in the proper form, from your beneficiaries, your Policy will remain allocated to the Subaccounts you chose, so the amount of the death benefit will reflect the investment performance of those Subaccounts during this period.  If your Policy has multiple beneficiaries, we will calculate and pay each beneficiary's share of the death benefit proceeds once we receive satisfactory proof of death and when we receive instructions, in proper form, from that beneficiary.  The death benefit proceeds still remaining to be paid to other beneficiaries will remain allocated to and continue to fluctuate with the investment performance of the Subaccounts you chose, until each beneficiary has provided us instructions in the proper form.

In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable.   The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time.  We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable.  The account is part of our general account.  It is not a bank account and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We receive a benefit from all amounts left in the general account.

If an Owner of the Policy is a corporation, trust or other non-individual, we treat the primary Annuitant as an Owner for purposes of the death benefit.  The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy.  A change in the primary Annuitant will be treated as the death of an Owner.

If the Annuitant is an Owner or joint Owner, the Annuitant’s death is treated as the Owner’s death.

If the Annuitant is not an Owner and the Annuitant dies before the Annuity Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan.  If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

If your spouse is the Policy beneficiary, Annuitant, or a joint Owner, special tax rules apply.  See the IRS Required Distribution Upon Death of Owner section below.

We will deduct any applicable premium tax not previously deducted from the death benefit payable.

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Standard Death Benefit

Upon any Owner’s death before the Annuity Date, the Policy will end, and we will pay a death benefit to your beneficiary(ies).  The death benefit equals the larger of:

(a)     your Policy value (without deduction of the withdrawal charge) on the later of the date we receive satisfactory proof of death or an annuity payout option election less any charge for applicable premium taxes; or

(b)     the sum of net premiums, less partial withdrawals.

Upon any Owner’s death on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

No Withdrawal Charge Rider – Death Benefit

For Policies issued with the No Withdrawal Charge Rider, if death occurs after age 69, the death benefit is equal to your Policy value on the later of the date we receive satisfactory proof of death or an annuity payout option is elected less any charge for applicable premium taxes.

If death occurs prior to age 70, the death benefit as of the date satisfactory proof of death is received is equal to the greater of the adjusted sum of premiums or the Policy value.  The initial value of the adjusted sum of premiums is the initial premium.  As of the day a subsequent premium is received by us, the adjusted sum of premiums is increased by the amount of that premium.  As of the day that a partial withdrawal is made, the adjusted sum of premiums is decreased by the same proportion as the Policy value is decreased by the partial withdrawal.

IRS Required Distribution Upon Death of Owner

Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Date, then the entire value of your Policy must be distributed within 5 years of your death.  The 5-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual beneficiary; and (b) will be paid over the lifetime or the life expectancy of that beneficiary as long as payments begin not later than one year after the date of your death.  Special rules may apply to your surviving spouse.  A more detailed description of these rules and other required distribution rules that apply to tax-qualified Policies are described in Appendix B of this prospectus.

Tables Illustrating Benefits Upon Death

The following tables illustrate benefits payable, if any, upon death of a party to the Policy for most, but not necessarily all, situations.  The terms of any Policy rider or qualified plan funded by the Policy may change this information.  Please consult your own legal and tax adviser for advice.  You may contact us for more information.

If death occurs before the Annuity Date:
If the deceased is ...	and ...	and ...	then the ...
any Policy Owner	- - -	- - -	Policy beneficiary receives the death benefit.
any Policy Owner	the beneficiary is the Policy Owner’s surviving spouse	- - -	surviving spouse may elect to become the Policy Owner and continue the Policy, or may have the Policy end and receive the death benefit.
the Annuitant	a Policy Owner is living	there is no named contingent or joint Annuitant	Policy continues with the Policy Owner as the Policy Annuitant unless the Owner names a new Annuitant.
the Annuitant	the Policy Owner is a non-person	- - -	Annuitant’s death is treated as a Policy Owner’s death.
any Annuitant	a Policy Owner is living	the contingent or joint Annuitant is living	contingent Annuitant becomes the Annuitant, and the Policy continues.

If death occurs on or after the Annuity Date:
If the deceased is ...	and ...	then the ...
any Policy Owner	There is a living joint Owner, and the Annuitant is living

surviving Policy Owner remains as Owner for purposes of distributing any remaining Policy proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the deceased Policy Owner, the surviving Owner receives the proceeds. If the payee is other than the deceased Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Policy beneficiary.

any Policy Owner	There is no surviving joint Owner, and the Annuitant is living

Policy beneficiary becomes the Policy Owner for purposes of distributing any remaining Policy proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the Owner, then the Policy beneficiary receives the proceeds. If the payee is other than the Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Policy beneficiary.

any Policy Annuitant	any Policy Owner is living	Policy Owner (or other named payee) receives distribution of any remaining Policy proceeds pursuant to the annuity income option then in effect.
the Annuitant	the Annuitant is also the Policy Owner

Policy beneficiary becomes the Policy Owner for purposes of distributing any remaining Policy proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the Owner, then the Policy beneficiary receives the proceeds. If the payee is other than the Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Policy beneficiary.

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Optional Death Benefit Riders

❖ Optional Guaranteed Minimum Death Benefit Riders

You may elect one of three optional Guaranteed Minimum Death Benefit Riders, for a charge.  Your election must be made when the Policy is issued, and only if you and the Annuitant are then not older than age 70.  Your election cannot be changed or revoked.  At your age 85, each rider terminates and the rider charges end.  The death benefit becomes the standard death benefit, which is the greater of the Policy value or the amount invested less withdrawals.  (If your Policy also has the No Withdrawal Charge Rider, the death benefit becomes the Policy value.)  Under these riders, if the Owner is not a natural person, you cannot change the Annuitant after the Guaranteed Minimum Death Benefit is elected.  Each of the riders provides the opportunity to enhance the Policy’s death benefit if Subaccount underlying portfolios should sharply decrease in value.  See this prospectus’ CHARGES  and CHARGES  EXPLAINED  sections for information on the charge for these riders.   Only the "Periodic Step-Up"  Guaranteed Minimum Death Benefit Rider is available with the No Withdrawal Charge Rider.

❖ Optional "Periodic Step-Up" Guaranteed Minimum Death Benefit

This rider provides an amount greater than the standard death benefit under certain conditions.  This greater amount is referred to as the GMDB.  During the first Policy Year, the GMDB is zero.  Until the termination of this rider, the GMDB is the step-up benefit, defined as (a) plus (b) minus (c) minus (d), where:

(a)     is the greater of:

(i)       the Policy value as of the most recent step-up date; or

(ii)     the step-up benefit immediately preceding the most recent step-up date

(b)     is any premiums paid since the most recent step-up date

(c)     is any partial withdrawals, including withdrawal charges, since the most recent step-up date

(d)     is a proportional adjustment for each partial withdrawal made since the most recent step-up date.

The proportional adjustment will never be less than zero.  It equals the step-up benefit minus the Policy value, times the ratio of the partial withdrawal amount divided by the Policy value.  The step-up benefit and Policy value used to compute the proportional adjustment are prior to the partial withdrawal.

EXAMPLE

Assume the following items (actual results will depend on Policy experience):

1.        Policy issued on January 1, 2014 with $100,000 single premium with no additional premiums or withdrawals;

2.        January 1, 2015 Accumulation Value increases to $104,000;

3.        January 1, 2016 Accumulation Value drops to $102,000;

4.        Owner dies on July 1, 2016 when Accumulation Value drops to $101,000.

The initial "Step-up" value on January 1, 2014 is $100,000.  The first anniversary "Step-up" value is set to $104,000.  The second anniversary "Step-up" value remains at $104,000 since the anniversary value of $102,000 is less than the prior "Step-up" value.  On July 1, 2016 the death benefit is the larger of the "Step-up" value ($104,000) and the accumulation value ($101,000), or $104,000.

The step-up interval is stated in your Policy's schedule page for this rider.  The step-up benefit for your attained ages 80-84 is the step-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by adding subsequent premiums paid and subtracting withdrawals made.  The step-up benefit expires upon termination of this rider, which is the Policy Anniversary nearest your 85th birthday.

❖ Optional 5% Roll-up Guaranteed Minimum Death Benefit

This rider provides an amount greater than the standard death benefit under certain conditions.  This greater amount is referred to as the GMDB.  Until the termination of this rider, the GMDB is the roll-up benefit, defined as the greater of (a) or (b), where:

(a)     is the current Policy value, and

(b)     is the total of premiums paid less withdrawals (net premiums) accumulated at 5% simple interest, not to exceed 200% of net premiums.

EXAMPLE

Assume the following items (actual results will depend on Policy experience):

1.        Policy issued on January 1, 2014 with $100,000 single premium with no additional premiums or withdrawals;

2.        January 1, 2015 Accumulation Value increases to $104,000;

3.        January 1, 2016 Accumulation Value drops to $102,000;

4.        Owner dies on July 1, 2016 when Accumulation Value drops to $101,000.

The initial "Roll-up" value on January 1, 2014 is $100,000.  The first anniversary "Roll-up" value is the initial value plus the 5% simple interest of $5,000 (5% of $100,000) or $105,000.  The second anniversary "Roll-up" value increases by 5% simple interest to $110,000 ($105,000 plus 5% of $100,000).  On July 1, 2016 the death benefit is the larger of the "Roll-up" value increased with 6 months of simple interest ($110,000 + $2,500 = $112,500) and the accumulation value ($101,000), so the death benefit would be $112,500.

The roll-up benefit is reduced by a proportional adjustment for partial withdrawals.  This adjustment will never be less than zero.  It equals the roll-up benefit minus the Policy value, times the ratio of the partial withdrawal amount

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divided by the Policy value.  The roll up benefit and Policy value used to compute this adjustment are prior to the partial withdrawal.  The accumulation of net premiums, as described in (b) above, stops on the anniversary nearest your 80th birthday.  The roll-up benefit for your attained ages 80-84 is the roll-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by subsequent premiums and withdrawals.  The roll-up benefit expires upon termination of this rider, which is the Policy Anniversary nearest your 85th birthday.

❖  Optional "Greater of" Guaranteed Minimum Death Benefit

This rider provides an amount greater than the standard death benefit under certain conditions.  This greater amount is referred to as the GMDB.  Until the termination of this rider, the GMDB is the greater of the step-up benefit GMDB or the roll-up benefit GMDB.

❖ Optional Estate Protection Benefit Riders

❖  Estate Protection Benefit

For an additional charge you may purchase the Estate Protection Benefit ("EPB") Rider.  The EPB must be elected and purchased at the time you apply for your Policy, and cannot be revoked once elected.  We will credit this benefit to the Policy value upon death of the Policy Owner, in addition to your standard death benefit and any optional Guaranteed Minimum Death Benefit Rider that you elected.  For joint Policy Owners, we will credit this benefit to the Policy value on the first death of a Policy Owner.  On an annual basis, the charge for the EPB is determined by age of the Policy Owner at issue, as follows:

	Current Fee	Guaranteed Maximum Fee
Issue ages 0-70	0.30%	0.40%
Issue ages 71-80	0.70%	0.80%

This charge for the EPB is assessed monthly and applied to the Policy value for the life of the Policy Owner.

Calculation of the Benefit:

The amount of the EPB will be equal to 40% of the difference between your Policy value and the net premium payments used for determining the benefit base, provided the difference does not exceed 100% of the net premiums.  The EPB is determined using the Policy value before the payment of any other optional Guaranteed Minimum Death Benefit.  The EPB is calculated as follows:

40% X Benefit Base; where:

Benefit Base = (PVD – NPBB) <  Benefit Cap, such that:

PVD = the Policy value on the date of the Policy Owner’s death prior to any death benefit calculations;

NPBB = net premiums used for the determination of the Benefit Base, which are premiums allocated to Policy value less a proportionate share of any withdrawal based on the value of net premiums in relation to the Policy value times the amount of the withdrawal at the time of withdrawal.  On each Policy Anniversary, NPBB is reset to the lesser of net premiums (NP) or the Policy value as of that anniversary, where:

NP = net premiums, which are premiums allocated to Policy value less a proportionate share of any withdrawal based on the value of net premiums in relation to the Policy value times the amount of the withdrawal at the time of withdrawal, and

Benefit Cap = 100% of net premiums (NP) reduced by premiums received within a certain period of time prior to death.  If death occurs in the first Policy Year, there is no reduction for premiums received prior to death.  If death occurs in the second Policy Year, all premiums received in the second Policy Year reduce the net premium amount.  If death occurs after the second Policy Year, only premiums received within the 12-month period prior to death reduce the net premium amount.

EXAMPLE

Assume the following items (actual results will depend on Policy experience):

a)        Death occurs in Policy Year 5

b)        PVD = $90,000

c)        NP = $53,000

d)        NPBB = $50,000

e)        Premium received within 12 months prior to death = $14,000

From this information, the following is determined:

a)        Benefit Cap = $53,000 - $14,000 = $39,000
b)        Benefit Base = $90,000 - $50,000 = $40,000, which is greater than the Benefit Cap, so the Benefit Base = $39,000

c)        EPB amount = 40% of $39,000 = $15,600

With the reset of NPBB, a benefit may be available if the net premiums exceed the Policy value on the date of the Policy Owner’s death.

❖  Expanded Estate Protection Benefit ("EEPB")

For an additional charge, you may purchase the Expanded Estate Protection Benefit ("EEPB") rider in lieu of the EPB rider if you intend to exchange your existing annuity for an Overture Medley ® Policy.  The exchange must qualify for tax-free exchange treatment under the Internal Revenue Code.  You should consider purchasing this

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benefit if you have significant amounts of taxable gain in your existing annuity contract and you intend to exchange such contract.  The EEPB is available only at Policy issue and once elected it may not be revoked.  Replacing an existing annuity policy is not always your best choice.  Evaluate any replacement carefully.

The EEPB may be purchased for an annual charge applied as a percentage of Policy value based upon the age of the Policy Owner at time of issue, as follows:

	Current Fee	Guaranteed Maximum Fee
Issue ages 0-70	0.35%	0.45%
Issue ages 71-80	0.90%	1.00%

Calculation of the Benefit:

The amount of the EEPB will be equal to 40% of the sum of: (a) the difference between your Policy value and the net premium payments used to determine the benefit base, and (b) a certain percentage of the premium exchanged into the Policy, provided the sum does not exceed 100% of the net premiums.  The EEPB is determined using the Policy value before the payment of any other optional Guaranteed Minimum Death Benefit.  The EEPB is calculated as follows:

40% X Benefit Base; where:

Benefit Base = [(PVD – NPBB) + (z% x Transfer Premium)] <  Benefit Cap, such that:

PVD, NPBB, NP, and Benefit Cap have the same meanings as stated above for the EPB;

Transfer Premiums = premiums received as a result of a tax-free exchange or transfer.  This includes premiums that qualify for IRC Section 1035 exchange treatment, and premiums that are a result of transfer, rollover, conversion or recharacterization; and

z  =  a percentage that varies by the number of years since receipt of appropriate Transfer Premiums as follows:

Years Since Receipt	%
1	10
2	20
3	30
4	40
5+	50

EXAMPLE

Assume the following items (actual results will depend on Policy experience):

a)        Death occurs in Policy Year 3;

b)        PVD = $110,000;

c)        NP = $73,000;

d)        NPBB = $70,000;

e)        Transfer Premiums = $10,000;

f)         Premium received within 12 months prior to death = $31,000.

From this information, the following is determined:

a)        Benefit Cap = $73,000 - $31,000 = $42,000;

b)        Benefit Base =[($110,000 - $70,000) + (30% x $10,000)] = $43,000, which is greater than the Benefit Cap, so Benefit Base = $42,000; and

c)        EEPB amount = 40% of $42,000 = $16,800

With the reset of NPBB, a benefit may be available if the net premiums exceed the Policy value on the date of the Policy Owner’s death.

With respect to IRAs, if you are purchasing the EPB or EEPB for your IRA, our understanding of current law is that the tax status of optional death benefits such as EPB and EEPB is unclear.  We believe that use of the EPB and EEPB endorsements and other optional death benefits should not result in adverse tax treatment.  We may in our sole discretion and in compliance with our adopted procedures, accept or reject IRA contributions to purchase a contract with optional benefits.  However, WE CAN GIVE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL APPROVE THE USE OF THE OPTIONAL DEATH BENEFITS IN IRAS.  THEREFORE, THE POLICY OWNERS BEAR THE RISK OF ANY ADVERSE TAX TREATMENT.

ANNUITY INCOME BENEFITS

A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) you name.  You will receive the annuity benefits unless you designate another payee(s).  The level of annuity payments is determined by your Policy value, the Annuitant's sex (except where prohibited by law) and age, and the annuity income option selected.  All or part of your Policy Cash Surrender Value may be placed under one or more annuity income options.

Annuity payments may be subject to a withdrawal charge.  A withdrawal charge is not applied on the Annuity Date for premiums applied after the second year since receipt to the Life or Joint and Last Survivor annuity income

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options.  However, the withdrawal charge does apply to Policy value placed under other annuity income options.

Annuity payments must be made to individuals receiving payments on their own behalf, unless otherwise agreed to by us.  Any annuity income option is only effective once we acknowledge it.  We may require initial and ongoing proof of the Owner's or Annuitant's age or survival.  Unless you specify otherwise, the payee is the Owner.

Annuity payments:

•          require investments to be allocated to our general account, so are not variable.

•          may be subject to a withdrawal charge.

•          may be taxable and, if premature, subject to a tax penalty.

Payments under the annuity income options are fixed annuity payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis.  We have sole discretion whether or not to pay a higher interest rate for annuity income options 1, 2, or 3 (see below).  Current immediate annuity rates for options 4 or 5 for the same class of annuities are used if higher than the guaranteed amounts.  The guaranteed amounts are based on the 1983 Table "a" Individual Annuity Table projected 17 years, and an interest rate which is guaranteed to yield 3% on an annual basis.  Current interest rates, and further information, may be obtained from us.  The amount of each fixed annuity payment is set and begins on the Annuity Date, and does not change.

When Annuity Income Payments Begin

You select the Annuity Date by completing an election form that you can request from us at any time.  If you do not specify a date, the Annuity Date will be the later of the Policy Anniversary nearest the Annuitant's 85th birthday or the fifth Policy Anniversary.  Tax-qualified Policies may require an earlier Annuity Date.  You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Date.

Selecting an Annuity Income Option

You choose the annuity income option by completing an election form that you can request from us at any time.  You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the date annuity payments are scheduled to begin.  If no selection is made by then, we will apply the Policy Cash Surrender Value to make annuity payments under annuity income option 4 providing lifetime income payments.

The longer the guaranteed or projected annuity income option period, the lower the amount of each annuity payment.

If you die before the Annuity Date (and the Policy is in force), your beneficiary may elect to receive the death benefit under one of the annuity income options (unless applicable law or a settlement agreement dictate otherwise).

Annuity Income Options

Once fixed annuity payments under an annuity income option begin, they cannot be changed.  (We may allow the beneficiary to transfer amounts applied under options 1, 2 or 3 to option 4, 5 or 6 after the Annuity Date.  However, we reserve the right to discontinue this practice.)  When the Owner dies, we will pay any unpaid guaranteed payments to your beneficiary.  Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

Note: If you elect an annuity income option based on a life contingency (option 4 or 5), it is possible that only one annuity payment would be made under the annuity option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc.  This would not happen if you elect an annuity income options guaranteeing either the amount or duration of payments, or just paying interest (options 1, 2 or 3).

Part or all of any annuity payment may be taxable as ordinary income.  If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service.  (Withholding is mandatory for certain tax-qualified Policies.)

We may pay your Policy proceeds to you in one sum if they are less than $1,000, or when the annuity income option chosen would result in periodic payments of less than $20.  If any annuity payment would be or becomes less than $20, we also have the right to change the frequency of payments to an interval that will result in payments of at least $20.  In no event will we make payments under an annuity option less frequently than annually.

The annuity income options are:

1.     Interest Payment.  While proceeds remain on deposit, we annually credit interest to the proceeds.  The interest may be paid to the payee or added to the amount on deposit.

2.     Designated Amount Annuity.  Proceeds are paid in monthly installments of a specified amount over at least a 5-year period until proceeds, with interest, have been fully paid.

3.     Designated Period Annuity.  Proceeds are paid in monthly installments for the specified period chosen.  Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

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4.     Lifetime Income Annuity.  Proceeds are paid as monthly income during the Annuitant's life.  Variations provide for guaranteed payments for a period of time.

5.     Joint and Last Survivor Lifetime Income Annuity.  Proceeds are paid as monthly income during the joint Annuitants' lives and until the last of them dies.

6.     Lump Sum.   Proceeds are paid in one sum.

GLWB2 RIDER

A Guaranteed Lifetime Withdrawal Benefit 2 ("GLWB2") rider is part of your Policy if you elect it at the time of issue, and if the rider is approved in your state.    The rider is only available if the Policy Owner is age 49 years, six months and one day ("attained age 50") through age 85 years, 6 months ("attained age 85").  The rider will be in the Accumulation Phase at Policy issue.  If you elect to enter the Withdrawal Phase, the Withdrawal Phase will begin no sooner than 30 days after Policy issue.

The GLWB2 rider provides a withdrawal benefit that guarantees a series of annualized withdrawals from the Policy, regardless of the Policy value, until the death of the last Covered Person.  Guarantees, which are obligations of the general account, are subject to the claims paying ability of the Company and do not apply to the performance of the underlying investment options available with this product.

GLWB2 Definitions

Benefit phases are defined as:

▪  Accumulation Phase.  The period of time between the Policy Date and the first date of the Withdrawal Phase.  The rider will remain in the Accumulation Phase for at least 30 days.

▪  Withdrawal Phase.  The period of time beginning with the occurrence of the first withdrawal as outlined in the Withdrawal Phase section, below.

▪  Guaranteed Phase.  The period of time during which Lifetime Withdrawal Benefit Amount payments continue to be made, although the Policy value has been reduced to zero.

Benefit Base.  The amount used in conjunction with a lifetime distribution factor to determine the Lifetime Withdrawal Benefit Amount.  Determined at the beginning of the Withdrawal Phase, the initial benefit base equals the greatest of the following:

▪   Policy value

▪   Premium Accumulation Value

▪   Maximum Anniversary Policy Value

Covered Person(s)

▪   The Owner(s) of the Policy or;

▪   The Annuitant(s) if the Owner of the Policy is a non-natural person, such as a trust or;

▪   The spouses at the time the joint spousal option is selected.  Once the joint spousal option is issued, no changes to the Covered Persons will be permitted.

Excess Withdrawal.  The portion of any withdrawal taken during the Withdrawal Phase that makes the total of all withdrawals in a Policy Year exceed the Lifetime Withdrawal Benefit Amount in that Policy Year.

Lifetime Withdrawal Benefit Amount ("LWBA").    The maximum amount that can be withdrawn under the rider during a Policy Year without reducing the Benefit Base.

Maximum Anniversary Policy Value.     The highest Policy value on any Policy Anniversary during the premium accumulation period (currently 10 years, however we may change the length of this period for new issues within a range we have established) after the later of the Policy Date or the most recent reset date, if any.

Premium Accumulation Value.  The sum of premiums paid plus interest at the premium accumulation rate compounded annually for the premium accumulation period.  This accumulation occurs during the Accumulation Phase beginning with the later of the Policy Date or the most recent reset date, if any.

The initial Premium Accumulation Value is equal to the initial premium.  The rate of interest is:

▪   5% for the Policy Year in which no withdrawal is taken.

▪   0% for the Policy Year in which a withdrawal is taken.

We may change these rates for new issues.

Remaining Balance.  The most recently determined Benefit Base minus the sum of all withdrawals made since the later of the beginning of the Withdrawal Phase or the most recent step-up of the Benefit Base.  The Remaining Balance will never be less than zero.

Rider Charge Base.  The value used to calculate the monthly rider charge for each Policy Month.  At issue the Rider Charge Base is set equal to the initial premium.  During the Accumulation Phase it is established on each Policy Anniversary as the maximum of the Policy value, the Premium Accumulation Value, and the Maximum Anniversary Policy Value.  However, during the Policy Year the Rider Charge Base is increased dollar for dollar for premiums paid since the previous Policy Anniversary.  The Rider Charge Base is also reduced for any withdrawals

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taken since the previous Policy Anniversary in the proportion that the withdrawal amount has to the Policy value prior to the withdrawal as described in the Withdrawals section of this rider.

During the Withdrawal Phase the Rider Charge Base is equal to the Benefit Base.

Required Minimum Distribution (RMD).  The Required Minimum Distribution amount as defined by Internal Revenue Code Section 401(a)(9), 408(b)(3), and related regulations.  It is based on the previous year-end Policy value of only the Policy to which this rider is attached, including the present value of additional benefits provided under the Policy and any other riders attached to the Policy to the extent required to be taken into account under IRS guidance.

Rider Charges.  The Guaranteed Maximum Charge and the Current Charge for the rider are shown in the CHARGES  section of this prospectus.  Other information about the rider charges is discussed in the CHARGES EXPLAINED section.

Asset Allocation.  The GLWB2 rider limits individual transfers and future premium allocations otherwise permitted by the Policy.  You agree that your Policy value will be invested in one of certain permitted allocation models ("GLWB Models") while the rider is active.  For policies issued prior to May 1, 2013, the GLWB Models available for use with the GLWB2 rider are "Program GLWB Models."

Program GLWB Models:

If your Policy was issued prior to May 1, 2013, you were required to participate in the Program GLWB Models.  These are not permitted GLWB Models for Policies issued on or after May 1, 2013.  The Program GLWB Models available for use are:

▪   GLWB Balanced

▪   GLWB Moderate

▪   GLWB Conservative

AIC serves as investment adviser fiduciary solely for purposes of development of the Program GLWB Models and periodic updates to the models or deletion of the models.  The conditions of the Program apply, and you agree to a rebalancing schedule.  AIC will not decide the Program GLWB Model best for you.  Only you can select the Program GLWB Model best for you.

You are permitted to transfer your total Policy value from one of the Program GLWB Models to another Program GLWB Model.  Changes to your allocations outside the permitted GLWB Models will terminate the rider.  The Program GLWB Model allocations may be periodically adjusted among then current or new investment options in accordance with the asset allocation program.

For Policies issued on or after May 1, 2013, or earlier Policies electing to transfer to a Non-Program GLWB Model, the GLWB Models available for use with the GLWB2 rider are "Non-Program GLWB Models."

Non-Program GLWB Models:

If your Policy was issued on or after May 1, 2013, or if you were issued a Policy with the GLWB2 rider prior to May 1, 2013, and elected to transfer to a Non-Program GLWB Model, you are required to participate in the Non-Program GLWB Models.  They are the only permitted GLWB Models for such Policies.  The Non-Program GLWB Models available for use are:

▪   VM Growth

▪   VM Moderate Growth

▪   VM Moderate

The conditions of the Non-Program GLWB Models apply (see the Non-Program GLWB Models section).  Only you can select the GLWB Model best for you.  Changes to your allocations outside the permitted GLWB Models will terminate the rider.

You are permitted to transfer your total Policy value from one of the Non-Program GLWB Models to another Non-Program GLWB Model.  AIC does not serve as investment adviser to the Non-Program GLWB Models.

If you are currently participating in a Program GLWB Model, you are permitted to transfer your total Policy value from one of the Program GLWB Models to one of the Non-Program GLWB Models.  AIC does not provide investment advice to the Non-Program GLWB Models.  If you elect to transfer to one of the Non-Program GLWB Models, your advisory relationship with AIC will terminate for purposes of the Program and you will no longer be able to allocate your Policy value to one of the Program GLWB Models.  If you elect to transfer from a Program GLWB Model to a Non-Program GLWB Model, AIC will no longer serve as your investment adviser fiduciary and your permitted GLWB Models will be limited to Non-Program GLWB Models.

GLWB Models

You may maintain Policy value in only one GLWB Model at any given time.  A GLWB Model may be comprised of allocation to a single investment option or among multiple investment options.  We reserve the right to offer GLWB Models with or without an asset allocation program.

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The following apply if a GLWB Model consists of multiple investment options:

▪  The GLWB Models and any other investment restrictions are subject to periodic rebalancing.

▪  Premium payments will be credited to the model and withdrawals will be deducted from the model according to the GLWB Model allocation.

▪  All premium payments will be credited pro rata among the investment options according to the allocation for the current GLWB Model and all withdrawals will be deducted pro rata from the investment options according to the allocation for the current GLWB Model.

We have the right to create new GLWB Models or discontinue access to a GLWB Model. If a GLWB allocation model will be discontinued, we will notify you at least 30 days prior to the change.  If after 30 days you have not selected another GLWB Model, we will transfer all funds from the discontinued GLWB Model to a default GLWB Model as specified in the notice.  You may later request to transfer your total Policy value from the default GLWB Model to any of the remaining permitted GLWB Models.  If the default GLWB Model specified is a Non-Program GLWB Model, your permitted models will be limited to Non-Program GLWB Models.

We may close one or more GLWB Models to additional premium payments and transfers.  We will notify you at least 30 days prior to the closure(s).  If you wish to make additional premium payments, you will be required to transfer your total Policy value to another permitted GLWB Model for which additional premium payments are permitted.

We will notify you in the event any transaction you request will involuntarily cause your GLWB2 rider to terminate for failure to invest according to a permitted GLWB Model.  We will require you to sign a form to terminate your GLWB2 rider and request the investment option change.  Until the service form is received in good order in our office, we will not complete your requested change.

Single Life Option – Rider Election by Surviving Spouse

This section applies only to Policies issued as tax non-qualified, or to Policies issued as Traditional , SEP, SIMPLE, or Roth IRAs.  The rider is not available to a surviving spouse when the single life option was selected and the Policy was issued under a qualified plan established by the applicable provisions of Internal Revenue Code Sections 401 or 457.

If the Covered Person dies during the Accumulation Phase  of the rider and if the surviving spouse of the deceased Covered Person has attained the age of 50, the surviving spouse may elect to continue this rider for his or her life in accordance with its terms.  If the surviving spouse so elects, the rider will continue in the Accumulation Phase and the Premium Accumulation Value and Maximum Anniversary Policy Value will be set equal to the Policy Value.  The rider charge will equal the rider charge in effect for new issues of the same rider and will not exceed the Maximum Rider Charge for the GLWB2 rider, as stated in the CHARGES section of this prospectus.  If the surviving spouse has not reached attained age 50, the rider will terminate.

If the Covered Person dies during the Withdrawal Phase, and if the surviving spouse of the deceased Covered Person elects to continue the Policy in accordance with its terms, the surviving spouse may continue the Policy and the rider.  The LWBA in effect on the date of the Covered Person’s death will be paid until such time that the Remaining Balance is reduced to zero.  No step-up of the Benefit Base is available after the Covered Person’s death.

Joint Spousal Option – for Non-Qualified and IRA Plans

The joint spousal option is available for Policies issued as tax non-qualified or Traditional, SEP, SIMPLE, or Roth IRAs (together referred to as "IRAs").  Additional conditions for IRAs with the joint spousal rider include that the spouse must be the primary beneficiary of the Owner.  You should consult a competent tax adviser to learn how tax laws may apply to your interests in the Policy.

Accumulation Phase

Reset Feature

On each Policy Anniversary during the Accumulation Phase, the Premium Accumulation Value will be reset to the Policy value, if it is greater.

At the time of a reset:

1.        A new premium accumulation period begins for the:

a.        Premium Accumulation Value; and

b.        Maximum Anniversary Policy Value.

2.        If the rider charge increases, we will notify you at least 30 days prior to the Policy Anniversary.  The charge for the rider will be specified in the notice and will not exceed the maximum charge as stated in the CHARGES  section of this prospectus.

3.        You can decline the charge increase by sending us Written Notice no later than 10 days prior to the Policy Anniversary.  If you decline the charge increase, the reset feature will be suspended and the charge percentage will remain unchanged for the current Policy Year.  On each subsequent Policy Anniversary during the Accumulation Phase you will have the option to accept any available reset.

On and after each reset, the provisions of the rider will apply in the same manner as they applied when the rider was

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issued.  The deduction of charges, limitations on withdrawals, and any future reset options available on and after the most recent reset will again apply and will be measured from the most recent reset.

Withdrawals

You are permitted one withdrawal per Policy Year during the Accumulation Phase without initiating the Withdrawal Phase.  (The withdrawal must be at least $250 and conform to other terms in the WITHDRAWALS  section of this prospectus.)  You must indicate your wish to exercise this provision at the time you request the withdrawal.  The withdrawal can be no sooner than 30 days after the Policy Issue Date.  A second request for a withdrawal in a Policy Year will automatically transition the rider to the Withdrawal Phase as described in the Withdrawal Phase section below.

A withdrawal will reduce the Rider Charge Base, Premium Accumulation Value, and the Maximum Anniversary Policy Value in the same proportion that the withdrawal amount has to the Policy value prior to the withdrawal.  The Rider Charge Base, Premium Accumulation Value, and Maximum Anniversary Policy Value after the withdrawal, respectively, will be equal to (a), minus the result of multiplying (a) by the quotient of (b) divided by (c) as shown in the following formula:

a – (a *  (b / c))

where:

a = Rider Charge Base, Premium Accumulation Value, or Maximum Anniversary Policy Value prior to the withdrawal;

b = withdrawal amount;

c = Policy value prior to the withdrawal

Example:

Assume the following items (actual results will depend on Policy experience):

Rider Charge Base (a)	= $105,000
Premium Accumulation (a)	= $100,000
Maximum Anniversary Policy Value (a)	= $115,000
Partial Withdrawal Amount (b)	= $ 20,000
Policy Value before the withdrawal (c)	= $120,000

Given the assumed values, the effect of the partial withdrawal on the Premium Accumulation Value would be:

a = $100,000

b = $  20,000

c = $120,000

Premium Accumulation after the partial withdrawal

= $100,000 – ($100,000 * ($20,000/$120,000))

= $100,000 – ($100,000 * (0.16667))

= $100,000 – ($16,666.67)

= $83,333.00

The effect of the partial withdrawal on the Rider Charge Base and Maximum Anniversary Policy Value assumed above would be $87,499.65 and $95,832.95, respectively, utilizing the same equation.

Taking a withdrawal under this provision will reduce the annual rate of interest for the Premium Accumulation Value to 0% for the Rider Year in which the withdrawal is taken.

Withdrawal Phase

You may choose to begin withdrawal payments no sooner than 30 days after the Policy Date and no later than 60 days after the date we receive the properly completed service form in our office.

Benefit Base

The Benefit Base is established at the beginning of the Withdrawal Phase.  It is not used to determine other benefits or features of the Policy or the rider.

The Benefit Base is adjusted downward due to an Excess Withdrawal and upward due to step-up or additional premium payments.

Lifetime Withdrawal Benefit Amount ("LWBA")

We guarantee, as an obligation of our general account, that you can withdraw up to the LWBA during the Withdrawal Phase, regardless of Policy value, until the death of the last Covered Person.

The LWBA is determined by applying the lifetime distribution factor to the Benefit Base.  The lifetime distribution factor corresponds to the attained age of the Youngest Covered Person at the beginning of the Withdrawal Phase.  The lifetime distribution factor is established from the following schedule; it never changes once it is established:
  3.50% - ages 50 through 54
  4.00% - ages 55 through 59

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  4.50% - ages 60 through 64
  5.00% - ages 65 through 69
  5.25% - ages 70 through 74
  5.50% - ages 75 through 79
  6.00% - age 80 and older

However, we may change this schedule for new issues.  At any time that the Benefit Base is adjusted, the LWBA is re-determined by applying the lifetime distribution factor determined at the beginning of the withdrawal phase to the adjusted Benefit Base.

You have the choice of receiving withdrawals on an annual, semi-annual, quarterly, or monthly basis.  If periodic withdrawals would be or become less than $100, we will change the frequency of withdrawals to an interval that will result in a payment of at least $100.

Impact of Withdrawals on Benefit Base

Withdrawals taken during the Withdrawal Phase may impact the Benefit Base.  Total withdrawals in a Policy Year up to the LWBA will not reduce the Benefit Base and will not impact the LWBA.  If you are required to take RMD from the Policy and the RMD exceeds the LWBA, the portion of the RMD that is greater than the LWBA will not be treated as an Excess Withdrawal.  Any withdrawal amount that causes total withdrawals in a Policy Year to exceed the greater of the LWBA or the RMD will be treated as an Excess Withdrawal.

At the time a withdrawal is taken, if the total withdrawals in a Policy Year exceed the LWBA, the excess will be considered as an Excess Withdrawal.  Excess Withdrawals will proportionally reduce the Benefit Base.  The proportional reduction that will be applied to the Benefit Base is equal to the quotient of (x) divided by the result of subtracting (z) minus (x) from (y):

_____x____

(y – (z – x))

where:

x = Excess Withdrawal amount with respect to LWBA;

y = Policy value immediately prior to the withdrawal;

z = total amount of the current withdrawal.

Example:

Assume the following items (actual results will depend on Policy experience):

Benefit Base	= $100,000
LWBA	= $ 5,000
Partial Withdrawal Amount (z)	= $ 7,000
Excess Partial Withdrawal Amount (x)	= $ 2,000
Policy Value Prior to Withdrawal (y)	= $ 90,000

The proportional reduction factor: x/(y – (z-x)) = 2,000 / (90,000 – (7,000-2,000)) = 0.02353

The effect on the Benefit Base is: $100,000 x 0.02353 = $2,353

Applying the reduction to the Benefit Base: $100,000 - $2,353 = $97,647

A reduction in the Benefit Base will reduce the LWBA.

No Excess Withdrawals will be allowed when the Policy value is zero.  If an Excess Withdrawal reduces the LWBA to an amount less than $100, we will pay the Remaining Balance in a lump sum.  The rider and its benefits will be terminated.

Step-Up of Benefit Base

On each Policy Anniversary during the Withdrawal Phase, we will compare the Policy value to the Benefit Base.  If the Policy value is greater than the Benefit Base on any anniversary, we will increase the Benefit Base to equal the Policy value and recalculate the LWBA, which will increase the LWBA.

Additional Premiums

Additional premium payments made during the Withdrawal Phase will:

1.        increase the Policy value according to the provisions of the Policy; and,

2.        increase the Benefit Base; and,

3.        increase the LWBA.

Premium payments made during the Withdrawal Phase may not exceed $25,000 during a Policy Year without our prior approval.  Premium payments will not be accepted if the Policy value is zero.

Guaranteed Phase

If a withdrawal (including an RMD) reduces the Policy value to zero and at least one Covered Person is still living, the following will apply:

a.        the monthly rider charge will no longer be deducted; and,

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b.        the LWBA will be provided until the death of the last surviving Covered Person under a series of pre-authorized withdrawals according to a frequency selected by the Owner, but no less frequently than annually; and,

c.        no additional premiums will be accepted; and,

d.        no additional step-ups will occur; and

e.        any Remaining Balance will not be available for payment in a lump sum and may not be applied to provide payments under an annuity option; and,

f.         the Policy and any other riders will cease to provide any death benefits.

Death Benefit

Upon the death of the last Covered Person, provided the rider is not in the Guaranteed Phase, the beneficiary will elect to receive either the Death Benefit as provided by the Policy and other riders, as applicable, or the distribution of the Remaining Balance accomplished through the payment of the LWBA subject to the IRS regulations as relating to RMD until such time that the Remaining Balance is zero.

If the last surviving Covered Person dies and the Policy value is zero as of the date of death, any Remaining Balance of the Benefit Base will be distributed to the Beneficiary through the payment of the LWBA until such time that the Remaining Balance is zero.

Termination of Rider

Except as otherwise provided under the  Single Life Option - Rider Election by Surviving Spouse section, the rider will terminate without value on the earliest occurrence of any of the following dates:

1.       the date of death of the last surviving Covered Person;

2.       the date there is a change of Owner that results in a change of Covered Person;

3.       the date annuity payments commence under an annuity income option as described in the Policy;

4.       the date an Excess Withdrawal is taken such that the LWBA is less than $100;

5.       the date any asset allocation requirement or investment restriction is violated;

6.       the date the Owner(s) provides us with Written Notice to terminate either the rider or the Policy.

If annuity payments are to commence under number 3 above at the maximum Annuity Date, the Owner may select one of the following options:

a.       apply the Policy value under an annuity income option described in the Policy, or

b.       receive periodic annualized payments equal to the LWBA that would otherwise be determined at that time through a life contingent annuity.

FEDERAL INCOME TAX MATTERS

This discussion of how federal income tax laws may affect investment in your variable annuity is based on our understanding of current laws as interpreted by the Internal Revenue Service ("IRS").  It is not  intended as tax advice.  All information is subject to change without notice.  We make no attempt to review any state or local laws, or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions.  You should consult a competent tax adviser to learn how tax laws apply to your annuity interests.

Section 72 of the Internal Revenue Code of 1986, as amended, (the "Code") governs taxation of annuities in general and Code Section 817 provides rules regarding the tax treatment of variable annuities.  Other Code sections may also impact taxation of your variable annuity investment and/or earnings.

Tax Deferrals During Accumulation Period

An important feature of variable annuities is tax-deferred treatment of earnings during the accumulation phase.  An individual Owner is not taxed on increases in the value of a Policy until a withdrawal occurs, either in the form of a non-periodic payment or as annuity payments under the settlement option selected.

Taxation of Withdrawals

Withdrawals are included in gross income to the extent of any allocable income.  Any amount in excess of the investment in the Policy is allocable to income.  Accordingly, withdrawals are treated as coming first from the earnings, then, only after the income portion is exhausted, as coming from principal.  If you make a withdrawal, not only is the income portion of such a distribution subject to federal income taxation, but a 10% penalty may apply.  However, the penalty does not apply to distributions:

▪  after the taxpayer reaches age 59 1/2;

▪  upon the death of the Owner;

▪  if the taxpayer is defined as totally disabled;

▪  as periodic withdrawals that are a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the beneficiary;

▪  under an immediate annuity; or

▪  under certain other limited circumstances.

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Taxation of Annuity Payments

Earnings from a variable annuity are taxable only upon withdrawal and are treated as ordinary income.  Generally, the Code provides for the return of your investment in an annuity policy in equal tax-free amounts over the annuity payout period.  Fixed annuity payment amounts may be excluded from taxable income based on the ratio of the investment in the Policy to the total expected value of annuity payments.  If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Policy by the total number of expected payments.  The balance of each payment is taxable income.  After you recover your investment in the Policy, any payment you receive is fully taxable.  (If a variable payment is less than the excludable amount you should contact your tax adviser to determine how to report any investment not recovered.)  The taxable portion of any annuity payment is taxed at ordinary income tax rates.

Taxation of Death Proceeds

A death benefit paid under the Policy may be taxable income to the beneficiary.  The rules on taxation of an annuity apply.  Estate taxes may also apply to your estate, even if all or a portion of the benefit is subject to federal income taxes.   To be treated as an annuity, a Policy must provide that: (1) if an Owner dies: (a) on or after the annuity starting date, and (b) before the entire interest in the Policy is distributed, the balance will be distributed at least as rapidly as under the method being used at the date of death, and (2) if the Owner dies before the annuity starting date, the entire interest must be distributed within five years of death.  However, if an individual is designated as beneficiary, they may take distribution over their life expectancy.  If distributed in a lump sum, the death benefit amount is taxed in the same manner as a full withdrawal.  If the beneficiary is the surviving spouse of the Owner, it is possible to continue deferring taxes on the accrued and future income of the Policy until payments are made to the surviving spouse.

Tax Treatment of Assignments and Transfers

An assignment or pledge of an annuity Policy is treated as a withdrawal.  Also, the Code (particularly for tax-qualified plans) and ERISA in some circumstances prohibit such transactions, subjecting them to income tax and additional excise tax.  Therefore, you should consult a competent tax adviser if you wish to assign or pledge your Policy.

Tax Treatments by Type of Owner

A Policy held by an entity other than a natural person, such as a corporation, estate or trust, usually is not treated as an annuity for federal income tax purposes unless annuity payments start within a year.  The income on such a Policy is taxable in the year received or accrued by the Owner.  However, this rule does not apply if the Owner is acting as an agent for an individual or is an estate that acquired the Policy as a result of the death of the decedent.  Nor does it apply if the Policy is held by certain qualified plans, is held pursuant to a qualified funding trust

(structured settlement plan), or if an employer purchased the Policy under a terminated qualified plan.  You should consult your tax adviser before purchasing a Policy to be owned by a non‑natural person.

Annuity Used to Fund Qualified Plan

The Policy is designed for use with various qualified plans including:

▪  Individual Retirement Annuities (IRAs), Code Section 408(b);

▪  Simplified Employee Pension (SEP IRA), Code Section 408(k);

▪  Savings Incentive Match Plans for Employees (SIMPLE IRA), Code Section 408(p); and

▪  Roth IRAs, Code Section 408A.

The Policy will not provide additional tax deferral benefits if it is used to fund a qualified plan.  However, Policy features and benefits other than tax deferral may make it an appropriate investment for a qualified plan.  You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity.  Tax rules for qualified plans are very complex and vary according to the type and terms of the plan, as well as individual facts and circumstances.  Each purchaser should obtain advice from a competent tax adviser prior to purchasing a Policy issued under a qualified plan.

The Company reserves the right to limit the availability of the Policy for use with any of the plans listed above or to modify the Policy to conform to tax requirements.  Some retirement plans are subject to requirements that we have not incorporated into our administrative procedures.  Unless we specifically consent, we are not bound by plan requirements to the extent that they conflict with the terms of the Policy.  Our Service Center is available to assist you with any of your contract needs.

Tax Impact on Account Value

Certain Policy credits are treated as taxable "earnings" and not "investments" for tax purposes.  Taxable earnings are considered paid out first, followed by the return of your premiums (investment amounts).

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MISCELLANEOUS

ABOUT OUR COMPANY

Ameritas Life Insurance Corp. issues the Policy described in this prospectus and is responsible for providing each Policy's insurance and annuity benefits.

Ameritas Life is a stock life insurance company organized under the insurance laws of the State of Nebraska, in business since 1887.  We are an indirect wholly owned subsidiary of Ameritas Mutual Holding Company.  Our address is 5900 "O" Street, Lincoln, Nebraska, 68510.  (See the TABLE OF CONTENTS page of this prospectus, or the cover page or last page for information on how to contact us.)

We are engaged in the business of issuing life insurance and annuities, group dental, vision and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York).  The Ameritas companies are a diversified family of financial services businesses offering the above-listed products and services as well as mutual funds and other investments, financial planning, and public financing.

Ameritas Life relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510, is the principal underwriter of the Policies.  AIC is a direct wholly owned subsidiary of Ameritas Life.  AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies.  All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable insurance products.  AIC is a federally registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA").  Commissions paid to all Distributors may be up to a total of 7.1% of premiums.  We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees, and production incentive bonuses.  The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $5,000 to $25,000) and marketing support allowances may change from time to time.  In calendar year 2013, we paid no conference sponsorship fees.  We paid marketing support allowances to certain agencies affiliated with Centralife Annuities Service, Inc., the former minority owner (20%) of AIC.  These distribution expenses do not result in any additional charges under the Policy other than those described in this prospectus'  CHARGES EXPLAINED section.

VOTING RIGHTS

As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you are invested.  You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.  If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy.  If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.  We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.  It is possible that a small number of Policy Owners can determine the outcome of a voting proposal.  The underlying portfolios may not hold routine annual shareholder meetings.

LEGAL PROCEEDINGS

As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

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APPENDIX A: Accumulation Unit Values

The following table shows accumulation unit values ("AUVs") for the Subaccounts that fund obligations of Ameritas Variable Separate Account VA-2 (the "Registrant") under variable annuity Policies offered by this prospectus.  Overture Medley ® AUVs are shown as of the close of business as of December 31, which marks the beginning and end of each fiscal period.

The table also provides the number of Accumulation Units outstanding for each Subaccount variable investment option as of the end of the periods indicated for Overture Medley ® Policies, as well as accumulation units for the Registrant's other policies that are no longer offered for sale, but for which the

Registrant may continue to accept payments.  These closed products include Medley!, Overture Annuity, Overture Annuity II, Overture Annuity III, Overture Annuity III-Plus, Overture Acclaim, and Overture Accent (collectively referred to as the "Other VA-2 Annuities").  Policy expenses vary for each of the Registrant's variable annuities; therefore, Overture Medley ® AUVs are not representative of values for the other products.

The financial statements of the Subaccounts can be found in the Statement of Additional Information.  (See the first and last pages to learn how to get a copy of the Statement of Additional Information.)

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
THE ALGER PORTFOLIOS
Alger Balanced Portfolio, Class I-2	2004				1,830,797
(08/27/2012)	2005				1,506,789
	2006				1,169,947
	2007				987,567
	2008				760,726
	2009				636,851
	2010				511,957
	2011				430,306
	2012	17.59	17.675	1,367	363,087
	2013		20.190	3,448	290,117
AMERICAN CENTURY INVESTMENTS
American Century VP Income & Growth	2004				3,744,893
Fund, Class I (08/27/2012)	2005				4,172,367
	2006				4,570,341
	2007				2,913,317
	2008				2,182,141
	2009				1,894,536
	2010				1,572,327
	2011				1,401,621
	2012	8.80	8.913	1,187	1,204,603
	2013		11.996	27,492	1,089,579
American Century VP Mid Cap Value	2008				82,449
Fund, Class I (08/27/2012)	2009				91,491
	2010				127,320
	2011				116,396
	2012	16.01	16.860	1,898	119,605
	2013		21.738	19,476	125,666
CALVERT VARIABLE PRODUCTS, INC.
Calvert VP EAFE International Index	2008				6,483
Portfolio, Class I (08/27/2012)	2009				8,320
	2010				740,955
	2011				674,035
	2012	71.94	78.246	8,305	669,665
	2013		93.609	32,418	599,032
Calvert VP Inflation Protected Plus	2008				227,171
Portfolio (08/27/2012)	2009				418,492
	2010				253,746
	2011				610,225
	2012	65.93	66.941	17,204	962,839
	2013		61.413	68,600	940,815
Calvert VP Investment Grade Bond	2010				1,131,014
Index Portfolio (08/27/2012)	2011				1,785,051

Overture Medley ®	49

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
	2012	59.39	59.478	37,890	2,294,656
	2013		57.284	158,717	2,383,483
Calvert VP Nasdaq 100 Index	2004				1,942,905
Portfolio, (08/27/2012)	2005				1,512,844
	2006				1,239,644
	2007				1,549,391
	2008				1,234,079
	2009				1,242,890
	2010				5,499,465
	2011				4,698,115
	2012	7.17	6.866	64,665	4,962,639
	2013		9.255	236,096	4,211,812
Calvert VP Natural Resources Portfolio	2008				47,445
(08/27/2012)	2009				59,146
	2010				352,601
	2011				499,380
	2012	50.61	50.855	7,421	571,511
	2013		50.753	47,465	786,647
Calvert VP Russell 2000 Small Cap	2004				930,348
Index Portfolio, Class I (08/27/2012)	2005				686,361
	2006				632,293
	2007				484,915
	2008				471,050
	2009				385,030
	2010				2,733,011
	2011				1,728,186
	2012	15.75	16.521	15,102	1,855,734
	2013		22.573	75,853	1,613,506
Calvert VP S&P 500 Index Portfolio	2008				513,787
(08/27/2012)	2009				421,665
	2010				345,274
	2011				694,858
	2012	96.17	97.662	7,079	725,935
	2013		127.610	28,820	756,453
Calvert VP S&P MidCap 400 Index	2004				812,933
Portfolio, Class I (08/27/2012)	2005				840,594
	2006				823,496
	2007				719,152
	2008				630,565
	2009				562,867
	2010				2,415,861
	2011				2,890,381
	2012	22.10	23.306	17,320	2,652,863
	2013		30.673	92,344	2,609,379
Calvert VP SRI Large Cap Value	2008				1,569,985
Portfolio (08/27/2012)	2009				1,596,210
	2010				1,324,743
	2011				894,827
	2012	74.07	77.572	7,412	887,318
	2013		101.745	28,812	785,450
Calvert VP Volatility Managed Growth	2013	14.88	15.887	1,036,978	288,856
Portfolio, Class F (05/01/2013)
Calvert VP Volatility Managed Moderate	2013	14.91	15.492	556,556	18,436
Growth Portfolio, Class F (05/01/2013)
Calvert VP Volatility Managed Moderate	2013	14.94	15.199	427,298	267
Portfolio, Class F (05/01/2013)
CALVERT VARIABLE SERIES, INC.
Calvert VP SRI Balanced Portfolio.	2004				3,808,320
Class I (08/27/2012)	2005				3,224,197
	2006				3,232,633
	2007				3,116,295
	2008				2,688,395
	2009				2,360,891

Overture Medley ®	50

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
	2010				2,070,265
	2011				2,038,955
	2012	2.51	2.530	19,381	1,915,157
	2013		2.958	67,974	1,838,717
DREYFUS INVESTMENT PORTFOLIOS
Dreyfus MidCap Stock Portfolio, Service	2004				261,154
Shares (08/27/2012)	2005				262,583
	2006				272,024
	2007				232,317
	2008				192,026
	2009				155,799
	2010				174,799
	2011				150,094
	2012	22.73	24.244	1,326	122,904
	2013		32.359	7,420	120,111
DWS VARIABLE SERIES II
DWS Global Growth VIP Portfolio,	2008				27,166
Class A (08/27/2012)	2009				49,157
	2010				48,452
	2011				47,063
	2012	8.64	9.325	443	47,882
	2013		11.280	4,468	38,401
DWS Small Mid Cap Value VIP	2008				1,023,997
Portfolio, Class A (08/27/2012)	2009				1,603,658
	2010				633,725
	2011				1,229,888
	2012	12.44	13.011	13,702	1,221,580
	2013		17.437	31,700	425,614
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset ManagerSM	2004				276,775
Portfolio, Service Class 2 (08/27/2012)	2005				237,995
	2006				210,278
	2007				218,860
	2008				236,279
	2009				176,866
	2010				165,408
	2011				145,470
	2012	20.79	21.431	134	135,364
	2013		24.493	1,354	111,102
Fidelity® VIP Asset ManagerSM	2004	NA	NA	NA	479,921
Portfolio, Service Class	2005				355,856
	2006				295,961
	2007				231,166
	2008				159,545
	2009				136,193
	2010				104,546
	2011				80,912
	2012				71,581
	2013				65,990
Fidelity® VIP Asset ManagerSM	2004	NA	NA	NA	1,674,898
Portfolio, Initial Class	2005				1,326,394
	2006				1,063,416
	2007				907,645
	2008				765,426
	2009				613,355
	2010				529,768
	2011				438,922
	2012				375,655
	2013				326,337
Fidelity® VIP Asset Manager: Growth®	2004				69,339
Portfolio, Service Class 2 (08/27/2012)	2005				65,253
	2006				61,424
	2007				98,297

Overture Medley ®	51

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
	2008				111,852
	2009				62,395
	2010				46,778
	2011				40,437
	2012	16.50	17.169	0	36,824
	2013		20.770	1,677	26,903
Fidelity® VIP Asset Manager: Growth®	2004	NA	NA	NA	95,010
Portfolio, Service Class	2005				76,487
	2006				64,347
	2007				55,496
	2008				41,239
	2009				29,092
	2010				18,648
	2011				16,312
	2012				13,436
	2013				12,402
Fidelity® VIP Asset Manager: Growth®	2004	NA	NA	NA	356,662
Portfolio, Initial Class	2005				262,664
	2006				205,597
	2007				157,100
	2008				127,949
	2009				104,424
	2010				87,126
	2011				78,422
	2012				65,961
	2013				58,686
Fidelity® VIP Contrafund® Portfolio,	2004				767,894
Service Class 2 (08/27/2012)	2005				1,235,831
	2006				1,526,651
	2007				1,963,572
	2008				1,153,433
	2009				1,052,323
	2010				914,442
	2011				791,378
	2012	38.51	39.214	13,857	1,489,373
	2013		50.882	69,754	1,266,249
Fidelity® VIP Contrafund® Portfolio,	2004	NA	NA	NA	622,636
Service Class	2005				646,309
	2006				592,967
	2007				533,126
	2008				316,539
	2009				219,712
	2010				171,461
	2011				138,632
	2012				120,522
	2013				102,721
Fidelity® VIP Contrafund® Portfolio,	2004	NA	NA	NA	1,804,658
Initial Class	2005				1,633,953
	2006				1,388,729
	2007				1,182,770
	2008				874,442
	2009				703,866
	2010				583,903
	2011				503,508
	2012				436,400
	2013				400,764
Fidelity® VIP Equity-Income Portfolio,	2004				821,828
Service Class 2 (08/27/2012)	2005				1,202,755
	2006				1,509,056
	2007				1,931,937
	2008				803,910
	2009				678,604
	2010				546,611

Overture Medley ®	52

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
	2011				475,989
	2012	30.68	31.712	691	383,451
	2013		40.168	8,542	316,482
Fidelity® VIP Equity-Income Portfolio,	2004	NA	NA	NA	477,376
Service Class	2005				472,238
	2006				446,553
	2007				419,707
	2008				205,618
	2009				161,998
	2010				123,371
	2011				91,229
	2012				68,623
	2013				60,518
Fidelity® VIP Equity-Income Portfolio,	2004	NA	NA	NA	1,833,789
Initial Class	2005				1,531,653
	2006				1,301,414
	2007				1,115,417
	2008				821,310
	2009				677,700
	2010				573,235
	2011				492,827
	2012				435,832
	2013				380,758
Fidelity® VIP Growth Portfolio,	2004				420,603
Service Class 2 (08/27/2012)	2005				518,529
	2006				625,970
	2007				385,350
	2008				307,877
	2009				264,940
	2010				211,717
	2011				173,705
	2012	39.85	39.269	0	142,612
	2013		52.920	2,742	113,210
Fidelity® VIP Growth Portfolio,	2004	NA	NA	NA	344,066
Service Class	2005				294,794
	2006				254,473
	2007				191,310
	2008				128,416
	2009				97,484
	2010				68,339
	2011				54,933
	2012				46,187
	2013				42,556
Fidelity® VIP Growth Portfolio,	2004	NA	NA	NA	1,118,425
Initial Class	2005				862,163
	2006				718,374
	2007				567,411
	2008				464,476
	2009				383,365
	2010				338,798
	2011				293,222
	2012				250,381
	2013				216,725
Fidelity® VIP High Income Portfolio,	2004				1,293,209
Service Class 2 (08/27/2012)	2005				1,476,568
	2006				1,710,492
	2007				1,649,397
	2008				2,726,370
	2009				3,406,720
	2010				1,287,653
	2011				4,346,195
	2012	13.42	13.920	69,089	5,045,070
	2013		14.578	297,118	5,025,537

Overture Medley ®	53

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
Fidelity® VIP High Income Portfolio,	2004	NA	NA	NA	533,222
Service Class	2005				469,606
	2006				492,557
	2007				356,582
	2008				345,499
	2009				316,585
	2010				186,822
	2011				185,722
	2012				144,312
	2013				136,033
Fidelity® VIP High Income Portfolio,	2004	NA	NA	NA	1,284,451
Initial Class	2005				943,169
	2006				718,313
	2007				511,382
	2008				500,407
	2009				507,888
	2010				355,989
	2011				344,826
	2012				321,881
	2013				259,157
Fidelity® VIP Investment Grade Bond	2004				1,413,321
Portfolio, Service Class 2 (08/27/2012)	2005				1,743,207
	2006				1,948,921
	2007				2,653,284
	2008				2,527,783
	2009				1,386,132
	2010				1,146,155
	2011				922,915
	2012	20.83	20.996	548	882,942
	2013		20.375	40,187	639,259
Fidelity® VIP Investment Grade Bond	2004	NA	NA	NA	2,749,991
Portfolio, Initial Class	2005				2,251,498
	2006				1,783,443
	2007				1,722,703
	2008				1,281,868
	2009				959,837
	2010				795,201
	2011				669,626
	2012				597,385
	2013				437,999
Fidelity® VIP Mid Cap Portfolio,	2009				572,320
Service Class 2 (08/27/2012)	2010				567,231
	2011				359,957
	2012	30.96	32.222	5,123	492,759
	2013		43.382	5,587	154,868
Fidelity® VIP Money Market, Initial	2013	1.00	0.997	2,365,631	45,054,692
Class (11/15/2013)
Fidelity® VIP Overseas Portfolio,	2004				427,850
Service Class 2 (08/27/2012)	2005				852,293
	2006				1,270,006
	2007				1,303,655
	2008				678,087
	2009				628,891
	2010				550,717
	2011				493,714
	2012	19.41	21.044	2,341	411,976
	2013		27.142	14,937	338,390
Fidelity® VIP Overseas Portfolio,	2004	NA	NA	NA	275,370
Service Class	2005				326,035
	2006				329,153
	2007				304,203
	2008				167,010
	2009				113,746

Overture Medley ®	54

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
	2010				75,326
	2011				59,458
	2012				44,436
	2013				39,017
Fidelity® VIP Overseas Portfolio,	2004	NA	NA	NA	833,483
Initial Class	2005				747,371
	2006				710,580
	2007				641,896
	2008				456,078
	2009				364,521
	2010				316,706
	2011				264,400
	2012				222,929
	2013				192,646
Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond VIP Fund,	2013	NA	NA	NA	NA
Class 2 (05/01/2014)
IBBOTSON
Ibbotson Balanced ETF Asset Allocation	2011				43,475
Portfolio, Class II (08/27/2012)	2012	10.70	11.012	0	74,071
	2013		12.206	61,422	71,371
Ibbotson Growth ETF Asset Allocation	2011				39,837
Portfolio, Class II (08/27/2012)	2012	9.96	10.348	0	78,814
	2013		11.950	3,152	71,328
Ibbotson Income and Growth ETF Asset	2011				140,711
Allocation Portfolio, Class II	2012	11.22	11.438	0	139,773
(08/27/2012)	2013		12.165	13,528	106,858
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Global Core Equity	2004				1,329,290
Fund, Series 1 (08/27/2012)	2005				1,203,862
	2006				974,330
	2007				832,785
	2008				680,681
	2009				562,744
	2010				463,179
	2011				414,342
	2012	13.47	14.487	0	366,109
	2013		17.586	6,995	295,127
Invesco V.I. Global Real Estate Fund,	2009				1,278,479
Series I (08/27/2012)	2010				486,150
	2011				2,022,449
	2012	15.44	16.571	32,731	2,275,646
	2013		16.864	153,236	2,584,356
Invesco V.I. International Growth Fund,	2008				13,702
Series I (08/27/2012)	2009				65,222
	2010				94,655
	2011				1,083,001
	2012	30.06	31.719	13,459	1,086,341
	2013		37.404	69,873	1,018,082
Invesco V.I. Mid Cap Growth Fund,	2012	3.78	3.899	8,158	459,834
Series I (08/27/2012)	2013		5.293	20,678	435,673
MFS ® VARIABLE INSURANCE TRUST
MFS® New Discovery Series,	2004				912,691
Initial Class (08/27/2012)	2005				713,114
	2006				601,395
	2007				488,709
	2008				428,678
	2009				373,458
	2010				347,384
	2011				297,467
	2012	24.07	25.038	2,089	242,062
	2013		35.111	16,755	272,052

Overture Medley ®	55

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
MFS® Research International Series,	2008				3,677,076
Initial Class (08/27/2012)	2009				3,762,986
	2010				3,670,664
	2011				1,944,220
	2012	11.98	12.898	24,246	2,157,809
	2013		15.202	117,849	2,070,590
MFS® Total Return Series, Initial Class	2008				51,703
(08/27/2012)	2009				110,857
	2010				114,573
	2011				125,046
	2012	21.28	21.796	131	106,635
	2013		25.711	14,648	171,922
MFS® Utilities Series, Initial Class	2004				1,597,663
(08/27/2012)	2005				1,629,369
	2006				1,537,445
	2007				1,450,615
	2008				1,118,480
	2009				953,869
	2010				769,352
	2011				656,441
	2012	47.67	49.838	1,445	581,765
	2013		59.517	22,973	528,009
MFS ® VARIABLE INSURANCE TRUST II
MFS® Strategic Income Portfolio,	2013	10.07	10.303	18,843	966,071
Initial Class (08/15/2013)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Mid-Cap	2008				5,138
Intrinsic Value Portfolio, Class I	2009				44,140
(08/27/2012)	2010				2,195,326
	2011				33,942
	2012	16.15	16.904	99	39,420
	2013		22.956	4,858	41,913
PIMCO VARIABLE INSURANCE TRUST
PIMCO Low Duration Portfolio,	2013	NA	NA	NA	NA
Administrative Class (05/01/2014)
PIMCO Total Return Portfolio,	2009				5,663,281
Administrative Class (08/27/2012)	2010				5,780,895
	2011				8,442,456
	2012	13.43	13.708	130,871	8,457,445
	2013		13.316	615,938	8,561,076
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth	2008				4,777,747
Portfolio – II (08/27/2012)	2009				6,262,159
	2010				3,045,169
	2011				2,486,805
	2012	12.54	12.689	39,942	3,085,412
	2013		17.709	185,296	2,646,386
THIRD AVENUE VARIABLE SERIES TRUST
Third Avenue Value Portfolio	2004				2,526,763
(08/27/2012)	2005				2,561,339
	2006				2,591,912
	2007				2,321,097
	2008				1,948,053
	2009				1,747,581
	2010				1,053,919
	2011				861,360
	2012	26.24	28.350	457	716,309
	2013		33.421	4,469	599,250
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
UIF Emerging Markets Equity Portfolio,	2004				803,469
Class I (08/27/2012)	2005				1,343,157
	2006				1,560,935
	2007				1,542,321

Overture Medley ®	56

			Overture	Number (#) of Accumulation Units
FUND COMPANY		Overture	Medley ®	At End of Year
Subaccount (inception date)	Year	Medley ®	Value ($) at	(December 31)
		Value ($) at	End of Year	Overture	Other VA-2
		Inception	(December 31)	Medley®	Annuities
	2008				1,637,256
	2009				1,574,095
	2010				1,589,680
	2011				2,224,535
	2012	20.32	22.437	11,395	1,739,176
	2013		22.004	78,778	1,900,731
UIF Global Tactical Asset Allocation,	2004				501,427
Class I (08/27/2012)	2005				510,278
	2006				664,678
	2007				725,296
	2008				559,251
	2009				438,212
	2010				330,306
	2011				292,751
	2012	13.96	14.576	0	213,112
	2013		16.746	1,315	186,252
UIF U.S. Real Estate Portfolio, Class I	2004				1,231,318
(08/27/2012)	2005				1,174,089
	2006				1,230,116
	2007				1,055,666
	2008				1,142,563
	2009				709,524
	2010				587,352
	2011				526,288
	2012	36.29	36.421	412	494,688
	2013		36.831	23,213	403,647

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Overture Medley ®	58

Overture Medley ®	59

APPENDIX B: Tax-Qualified Plan Disclosures

DISCLOSURE STATEMENT Ameritas Life Insurance Corp.	For annuity policies issued as a: ▪ Traditional IRA ▪ SEP IRA ▪ SIMPLE IRA ▪ Roth IRA

The Internal Revenue Service (IRS) requires us to provide you this disclosure statement.  This Disclosure Statement explains the rules governing your Individual Retirement Account (IRA).  The disclosure reflects our current understanding of the law, but for personal tax advice you should consult a lawyer or other licensed tax expert to learn how the applicable tax laws apply to your situation.  This Disclosure Statement is not intended as, nor does it constitute, legal or tax advice.  For further information about IRAs, contact any district office of the IRS, or consult IRS Publication 590: Individual Retirement Arrangements.

If you have any questions about your Policy, please contact us at the address and telephone number shown below.

YOUR RIGHT TO CANCEL

You may cancel your IRA within seven days after the date you receive this Disclosure Statement.  To revoke your plan and receive a refund for the amount paid for your IRA, you must send a signed and dated Written Notice to cancel your Policy no later than the seventh day after issuance to us at:

Ameritas Life Insurance Corp.

Service Center, Attn: Annuity Service Team

P.O. Box 82550

Lincoln, NE 68501

Telephone 1-800-745-1112

Your revocation will be effective on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.  After seven days following receipt of this Disclosure Statement, you cannot cancel.

PROVISIONS OF IRA LAW

This disclosure is applicable when our variable annuity Policy is used for a Traditional IRA or a Roth IRA.  Additionally, this disclosure provides basic information for when our variable annuity Policy is used for a Simplified Employee Pension (SEP-IRA), or Savings Incentive Match Plan for Employees (SIMPLE-IRA).  A separate Policy must be purchased for each individual under each arrangement/plan.  While Internal Revenue Code ("IRC") provisions for IRAs are similar for all such arrangements/plans, certain differences are set forth below.

Traditional IRA

Eligibility

You are eligible to establish a Traditional IRA if you are younger than age 70½ and if, at any time during the year, you receive compensation or earned income that is includible in your gross income.  Your spouse may also establish a "spousal IRA" that you may contribute to out of your compensation or earned income for any year before the year in which your spouse reaches age 70½.  To contribute to a spousal IRA, you and your spouse must file a joint tax return for the taxable year.

Additionally, regardless of your age, you may transfer or "Rollover" funds from another IRA or certain qualified plans to an IRA, which is described below.

Annual Contribution Limits

You may make annual contributions to a Traditional IRA of up to the Annual Contribution Limit of $5,500 in 2014 or 100% of your earned income (compensation), whichever is less.   If you are age 50 or older, the Annual Contribution Limit is increased by $1,000, so long as your earned income or compensation is greater than the Annual Contribution Limit.  The Annual Contribution Limit is required to be increased by the IRS to reflect increases in inflation.

If you and your spouse both work and have compensation that is includible in your gross income, each of you can annually contribute to a separate Traditional IRA up to the lesser of the Annual Contribution Limit or 100% of your compensation or earned income.  However, if one spouse earns less than the Annual Contribution Limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal IRA provision.  The total contributions to both IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The combined limit on contributions to both Traditional and Roth IRAs for a single calendar year for you may not exceed the Annual Contribution Limit (or twice the Annual Contribution Limit for a couple filing jointly).

Distributions from another IRA or certain other qualified plans may be "rolled over" into an IRA and such rollover contributions are not limited by this annual maximum.

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Contributions must be made by the due date, not including extensions, for filing your tax return.  A contribution made between January 1 and the filing due date for your tax return must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

The amount of permissible contributions may or may not be tax-deductible depending on whether you are an active participant in an employer sponsored retirement plan and whether your adjusted gross income ("AGI") is above the phase-out level.

Deductibility of Contributions

Contributions made for the tax year are fully deductible if neither you nor your spouse (if you are married) is an active participant in an employer-sponsored retirement plan (including qualified pension, profit sharing, stock bonus, 401(k), or 403(b) plans, SEP plans, SIMPLE IRA, SIMPLE 401(k) plans, and certain governmental plans for any part of such year.

If you are an active participant in an employer sponsored retirement plan you may make deductible contributions if your Adjusted Gross Income (AGI) is below a threshold level of income.  For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phase out range.  If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

Active participants with income above the phase out range are not entitled to an IRA deduction.  The phase out limits are as follows:

	Married Filing Jointly	Single/Head of Household
Year	AGI	AGI
2012	$92,000 ‑ $112,000	$58,000 ‑ $68,000
2013	$95,000 ‑ $115,000	$59,000 ‑ $69,000
2014	$96,000 - $116,000	$60,000 - $70,000

If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $181,000 and the deductible contribution for you is phased out between $181,000 and $191,000 of AGI.

Even if you will not be able to deduct the full amount of your Traditional IRA contribution, you can still contribute up to the Annual Contribution Limit with all or part of the contribution being non-deductible.  The combined total must not exceed your Annual Contribution Limit.  Any earnings on all your Traditional IRA contributions accumulate tax-free until you withdraw them.

Excess Contributions

If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax.  The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Traditional IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:

You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made.  Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution tax.

If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year.  This is allowed to the extent you under-contribute in the later year.  The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated.  To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Distributions From Your Traditional IRA During Your Life

You may take distributions from your Traditional IRA at any time.  However, there is a 10% premature distribution tax on the amount includible in your gross income if distributed prior to you attaining age 59½, unless: (1) the distribution is made to a beneficiary on or after the Owner's death; (2) distribution is made because of your permanent disability; (3) the distribution is part of a series of substantially equal periodic payments (made at least annually) that do not exceed the life expectancy of you and your designated beneficiary; (4) the distribution is made for medical expenses which exceed 7.5% of your adjusted gross income; (5) the distribution is made to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re‑employed for 60 days or more; (6) the distribution is made for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; (7) the distribution is made for the qualified first‑time home buyer expenses (up to a lifetime maximum of $10,000) incurred by you or your spouse or a child, grandchild, parent or grandparent of you or your spouse; (8) distributions to satisfy a levy issued by the IRS; or (9) as a qualified reservist distribution.  Generally, the part of a distribution attributable to non‑deductible contributions is not includable in income and is not subject to the 10% penalty.

When you reach age 70½ you must elect to receive Required Minimum Distributions no later than April 1 following the year in which you reach age 70½ whether or not you have retired (Required Beginning Date).  There is a minimum amount which you must withdraw by the Required Beginning Date and by each December 31 thereafter.  You should consult with your own tax or financial adviser with regard to the calculation of the amount of your minimum distribution each year to make sure this requirement is met.  Failure to take the Required Minimum Distribution could result in an additional tax of 50% of the amount not taken.

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Distributions From Your Traditional IRA After Your Death

If you die before all the funds in your Traditional IRA have been distributed, the remaining funds will be distributed to your designated beneficiary as required below and as selected by such beneficiary.

If you die before the Required Beginning Date, your designated beneficiary must withdraw the funds remaining as follows: 1) distributed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs; or 2) distributed over the life or life expectancy of the named beneficiary and must begin on or before December 31 of the calendar year following the year of your death.  However, if the named beneficiary is your spouse, payments may begin before December 31 of the calendar year in which you would have reached age 70½.  If you did not designate a proper beneficiary, the funds remaining shall be distributed within five years after your death.

If you die after Required Minimum Distribution payments have begun, your designated beneficiary must select to have the remaining amount of your Traditional IRA distributed over the longer of 1) the beneficiary's life expectancy or 2) your remaining life expectancy beginning no later than December 31 of the calendar year following the year of your death.  If you do not designate a proper beneficiary, your interest is distributed over your remaining life expectancy.

Your surviving spouse, if the sole beneficiary, may elect to treat your Traditional IRA as his or her own Traditional IRA.

Tax Consequences

Amounts paid to you or your beneficiary from your Traditional IRA are taxable as ordinary income, except that you recover your nondeductible Traditional IRA contributions tax-free.

If a minimum distribution is not made from your IRA for a tax year in which it is required, the excess of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

Tax-Free Rollovers

Under certain circumstances, you, your spouse, or your former spouse (pursuant to a qualified domestic relations order) may roll over all or a portion of your distribution from another Traditional IRA, a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, governmental 457 plan, or SIMPLE plan into a Traditional IRA.  Such an event is called a Rollover and is a method for accomplishing continued tax deferral on otherwise taxable distributions from said plans.  Rollover contributions are not subject to the contribution limits on Traditional IRA contributions, but also are not tax deductible.

There are two ways to make a Rollover to your IRA:

1.         Participant Rollovers are accomplished by contributing part or all of the eligible distribution (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution.  Participant Rollover amounts may be subject to a mandatory 20% federal income tax withholding.  Participant Rollovers from another Traditional IRA, as well as Direct Rollovers (see below), are not subject to mandatory withholding.  Traditional IRA to Traditional IRA Rollovers are limited to one per distributing plan per 12 month period.  However, you may transfer Traditional IRA assets to another Traditional IRA (where you do not directly receive a distribution) and such transfers are not subject to this limitation.  Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2-year period following the date you first participate in any SIMPLE Plan maintained by your employer.

2.         Direct Rollovers are made by instructing the plan trustee, custodian, or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA.  Direct Rollover amounts are not subject to mandatory federal income tax withholding.

Certain distributions are not  considered to be eligible for Rollover and include:

a.	distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more;
b.	required minimum distributions made during or after the year you reach age 70½;
c.	any hardship distributions made under the terms of the plan; and
d.	amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

Under certain circumstances, you may roll over all or a portion of your eligible distribution from your Traditional IRA to a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, or governmental 457 (No Traditional IRA Rollovers to Simple IRAs are allowed).  However, you may not roll after-tax contributions from your Traditional IRA to a 401(a), 401(k) plan, 403(b) plan, or governmental 457 plan.

For rules applicable to rollovers or transfers to Roth IRAs, see the paragraphs on Roth IRA, next page.

SEP IRA

A SEP Plan allows self-employed people and small business owners to establish SEP IRAs for the business owner and eligible employees, if any.  SEP IRAs have specific eligibility and contribution limits (as described in IRS Form 5305-SEP); otherwise SEP IRAs generally follow the same rules as Traditional IRAs.

SIMPLE IRA

SIMPLE IRAs operate in connection with a SIMPLE Plan maintained by an eligible employer.  Each participating employee has a SIMPLE IRA to receive contributions under the plan.  SIMPLE IRAs have specific rules regarding eligibility, contribution, and tax-withdrawal penalties (as described in IRS Form 5304-SIMPLE); otherwise, SIMPLE IRAs generally follow the same rules as Traditional IRAs

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ROTH IRA

Eligibility

You are eligible to make annual contributions to a Roth IRA if you receive compensation from employment, earnings from self-employment, or alimony, and your (and your spouse's) AGI is within the limits described below.  Also, you may contribute to a different Roth IRA, established by your spouse (spousal Roth IRA), out of your compensation or earned income for any year.  Unlike Traditional IRAs, if eligible, you may contribute to a Roth IRA even after age 70½.

Limit on Annual Contributions

You can make annual contributions to a Roth IRA of up to the Annual Contribution Limit or 100% of your compensation or earned income, whichever is less, subject to the limitations below.  The Annual Contribution Limit is $5,500 for 2014.   If you are age 50 or older, the Annual Contribution Limit is increased by $1,000, so long as your earned income or compensation is greater than the Annual Contribution Limit.  The Annual Contribution Limit is required to be increased by the IRS to reflect increases in inflation.

If each spouse earns at least the Annual Contribution Limit, each may make the maximum contribution to his or her Roth IRA, subject to the limitations discussed below.  However, if one spouse earns less than the Annual Contribution Limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal Roth IRA.  The total contributions to both Roth IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The Annual Contribution Limit is the maximum that can be contributed to all IRAs (Roth and Traditional) by an individual in a year.  The maximum amount that may be contributed to your Roth IRA is always reduced by any amount that you have contributed to your Traditional IRAs for the year.

The maximum amount you or your spouse may contribute to a Roth IRA is limited based on your tax filing status and your (and your spouse's) AGI.  You may contribute the maximum contribution to your Roth IRA if you are single and your AGI is less than $114,000.  Your ability to contribute to your Roth IRA is phased out at $129,000.  You may contribute the maximum contribution to your Roth IRA if you are married filing jointly and your AGI is less than $181,000.  Your ability to contribute to your Roth IRA is phased out at $191,000.

Roth IRA contributions must be made by the due date, not including extensions, for filing your tax return.  A contribution made between January 1 and the filing due date for your return must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

Deductibility of Contributions

Unlike a Traditional IRA, contributions to your Roth IRA are not deductible.

Excess Contributions

If you contribute in excess of the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax.  The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Roth IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:

▪   You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax in the year the excess contribution was made.  Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution tax.

▪   If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year.  This is allowed to the extent you under-contribute in the later year.  The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated.  To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Tax on Withdrawals From Your Roth IRA

You can make withdrawals from your Roth IRA at any time and the principal amounts that you contributed are always available to be withdrawn by you tax-free.  Withdrawal of amounts considered earnings or growth will also be tax-free if the following requirements are met:  the withdrawal must satisfy the five-year holding period and be made either on or after you reach 59½, due to your death or disability, or for qualified first-time homebuyer expenses.

If the requirements for a tax-free withdrawal are not met, a withdrawal consisting of your own prior contribution amounts for your Roth IRA will not be considered taxable in the year you receive it, nor will the 10% penalty apply.  A non-qualified withdrawal that is considered earnings on your contributions is includible in your gross income and may be subject to the 10% withdrawal penalty.  Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5‑taxable‑year period beginning on the first day of the individual's taxable year in which the conversion contribution was made.

Required Payments From Your Roth IRA

Unlike a Traditional IRA, while you are living, there are no distribution requirements for your Roth IRA.

After your death, if you have begun to receive distributions under an annuity option (not including an interest only option), the remaining Policy value will continue to be distributed to your designated beneficiary according to the terms of the elected options, provided that method satisfies IRC requirements.

If you die before your entire interest in the Policy is distributed, your entire interest in your Roth IRA generally must be distributed no later than the end of the fifth calendar year after your death occurs ("five-year payout rule").  Your designated beneficiary may elect to receive distributions over a period not longer than his or her life expectancy, if the election is made and distributions begin on or before the end of the year following the year of your death.   Otherwise, the entire benefit must be paid under the five-year payout rule.

Overture Medley ®	63

If the designated beneficiary is your surviving spouse, the spouse may elect to treat the Roth IRA as his or her own.

Rollovers and Conversions

You may roll over any amount from an existing Roth IRA to another Roth IRA.  Under certain circumstances, you may also convert an existing Traditional IRA to a Roth IRA.  You can roll over distributions from a Traditional IRA to a Roth IRA if you convert such amounts within 60 days after distribution.  Note that rollover contributions to a Roth IRA are included in taxable income and may result in additional tax.  There may be additional income tax consequences upon a conversion.  Consult your financial adviser to determine other considerations when converting a Traditional  IRA to a Roth IRA.

Recharacterization

You may correct an IRA conversion by recharacterizing your conversion.  For example, you may have converted from a Traditional IRA to a Roth IRA and decide later you do not want to make the conversion.  You may accomplish a recharacterization by making a trustee-to-trustee transfer (including any net income attributable to the contribution) from the first IRA to the second IRA, on or before your tax return due date for reporting the contribution to the first IRA.  Once the transfer is made, the election is irrevocable.  Recharacterizing a contribution treats it as contributed to the second IRA on the same date as initially contributed to the first IRA.  If you elect to recharacterize a contribution, you must report it on your Federal income tax return as made to the second IRA, instead of the first.  Consult your tax adviser before recharacterizing a contribution.

General Information and Restrictions for All IRAs

Lump Sum Distribution

If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non‑deductible contributions to a Traditional IRA or to a Roth IRA, or "qualified distributions" from a Roth IRA), and is not eligible for the special 5 or 10 year averaging tax rules under IRC Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans.

Nontransferability

You may not transfer, assign or sell your IRA to anyone (except in the case of transfer incident to divorce).

Nonforfeitability

The value of your IRA belongs to you at all times, without risk of forfeiture.

Loans and Prohibited Transactions

If you engage in a so-called prohibited transaction as defined by the Internal Revenue Code, your IRA will be disqualified and the entire taxable balance in your Traditional IRA account, and the amount of earnings or gains in your Roth IRA account, will be taxed as ordinary income in the year of the transaction.  You may also have to pay the 10% penalty tax.  For example, IRAs do not permit loans.  You may not borrow from your IRA (including Roth IRAs) or pledge it as security for a loan.  A loan would disqualify your entire IRA and be treated as a distribution.  It would be includable in your taxable income in the year of violation and subject to the 10% penalty tax on premature distributions.  A pledge of your IRA as security for a loan would cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

Financial Disclosure

Contributions to your IRA will be invested in a variable annuity Policy.  The variable annuity Policy, its operation, and all related fees and expenses are explained in detail in the prospectus to which this Disclosure Statement is attached.

Growth in the value of your variable annuity Policy IRA cannot be guaranteed or projected.  The income and expenses of your variable annuity Policy will affect the value of your IRA.  Dividends from net income earned are reduced by investment advisory fees and also by certain other costs.  For an explanation of these fees and other costs, please refer to your prospectus.

Status of Our IRA Plan

We may, but are not obligated to, seek IRS approval of your Traditional IRA or Roth IRA form.  Approval by the IRS is optional to us as the issuer.  Approval by the IRS is to form only and does not represent a determination of the merits of the Traditional IRA or Roth IRA.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

A Statement of Additional Information, dated May 1, 2014, contains other information about the Separate Account and Ameritas Life, plus more details concerning the disclosures in this prospectus.

For a free copy, access it on the SEC's website (www.sec.gov, select "More Search Options," then type "333-182090" in the "File Number" field and select "Find Companies"), or write or call us.  Here is the Table of Contents for the Statement of Additional Information:

		Begin on Page
REMEMBER, THE CORRECT FORM is important for us to accurately process your Policy elections and changes. Many can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need.	GENERAL INFORMATION AND HISTORY SERVICES	1
	PURCHASE OF SECURITIES BEING OFFERED UNDERWRITER	2
	CALCULATION OF PERFORMANCE STANDARDIZED PERFORMANCE REPORTING NON-STANDARDIZED PERFORMANCE REPORTING YIELDS	3
	ASSET ALLOCATION PROGRAM offered through AMERITAS INVESTMENT CORP. ("AIC")	4
	OTHER INFORMATION SERVICE MARKS AND COPYRIGHTS LICENSING AGREEMENT FINANCIAL STATEMENTS	6

THANK YOU

for reviewing this prospectus. You should also review the series fund prospectuses for those Subaccount variable investment option underlying portfolios you wish to select.

IF YOU HAVE QUESTIONS,

Contact your sales representative, or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 82550

Lincoln, Nebraska 68501

OR

5900 "O" Street

Lincoln, Nebraska 68510

Telephone: 1-800-745-1112

Fax: 1-402-467-7335

Interfund Transfer Request Fax: 1-402-467-7923

ameritas.com

© 2014 Ameritas Life Insurance Corp.	811-05192

Overture Medley ®	65

Statement of Additional Information: May 1, 2014
to accompany Policy Prospectuses dated May 1, 2014

Variable Annuity Policies
offered through
Ameritas Variable Separate Account VA-2

TABLE OF CONTENTS	PAGE

GENERAL INFORMATION AND HISTORY	1
SERVICES

PURCHASE OF SECURITIES BEING OFFERED	2
UNDERWRITER

CALCULATION OF PERFORMANCE	3
STANDARDIZED PERFORMANCE REPORTING
NON-STANDARDIZED PERFORMANCE REPORTING
YIELDS

ASSET ALLOCATION PROGRAM	4
offered through AMERITAS INVESTMENT CORP. ("AIC")

OTHER INFORMATION	6
SERVICE MARKS AND COPYRIGHTS
LICENSING AGREEMENT
FINANCIAL STATEMENTS

Ameritas ® and the bison design are registered service marks of Ameritas Life Insurance Corp.

This Statement of Additional Information is not a prospectus.  It contains information in addition to and more detailed than set forth in the Policy prospectus and should be read in conjunction with the prospectus.  The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550 , Lincoln, Nebraska 68501, by sending an email to us through our website at ameritas.com,  or by calling us at 1-800-745-1112.  Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

GENERAL INFORMATION AND HISTORY

Ameritas Variable Separate Account VA-2 is a separate investment account of Ameritas Life Insurance Corp. ("Company, we, us, our, Ameritas Life").  We are engaged in the business of issuing life insurance and annuities, group dental, vision and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except in New York).  We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887.  We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company.  AHC is wholly owned by Ameritas Mutual Holding Company ("Ameritas"), a Nebraska mutual insurance holding company.  Ameritas is a diversified family of financial services businesses.  For a complete list of the Ameritas companies and their products and services, visit the Ameritas website at ameritas.com.  Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

Ameritas Life maintains and services Policies described in this Statement of Additional Information and in the prospectus, in accordance with their terms.

SERVICES

The balance sheets – statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2013 and 2012, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2013, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Variable Separate Account VA-2 as of December 31, 2013, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein.  Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.  The principal business address of Deloitte & Touche LLP is 1601 Dodge Street, Suite 3100, Omaha, NE 68102.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2	SAI: 1	STATEMENT OF ADDITIONAL INFORMATION

Our financial statements are part of this SAI.  They only bear on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.  Affiliates of Ameritas Life may provide administrative services to Ameritas Life relating to policies offered by its separate accounts, including Ameritas Variable Separate Account VA-2 (the "Registrant").  On January 1, 2011, Ameritas Life entered into an Amended and Restated General Administrative Services Agreement (the "Agreement"), under which administrative services relating to policies offered by the Ameritas Life separate accounts may be provided by affiliates of Ameritas Life.  The parties to the Agreement are Ameritas Life, Ameritas Holding Company, Acacia Life Insurance Company, The Union Central Life Insurance Company, Ameritas Investment Partners, Inc., Ameritas Mortgage Funding, Inc., Ameritas Investment Corp., and Calvert Investments, Inc.  All parties to the Agreement are wholly owned subsidiaries of Ameritas Mutual Holding Company.  Ameritas Life made no payments for administrative services provided by affiliated companies in 2011,  2012 or 2013.

Ameritas Life entered into a Service Agreement dated May 1, 2010, with its affiliate, Ameritas Investment Partners, Inc. ("AIP"), for the purpose of AIP developing and providing ongoing evaluation and other services for the Asset Allocation Program available for the Policies.  For services AIP performed under this agreement for Ameritas Variable Separate Account VA-2, Ameritas Life paid AIP the following amounts in the last three years:

YEAR:	2011	2012	2013
Ameritas Investment Partners, Inc.	$91,922	$109,208	$131,813

All matters of state and federal law pertaining to the Policies have been reviewed by the Ameritas Life internal legal staff.

PURCHASE OF SECURITIES BEING OFFERED

Overture Medley ® (SEC File No. 333-182090) is a flexible premium variable deferred annuity policy sold by licensed insurance agents in states where the Policies may lawfully be sold.  The agents who sell the Policies are registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 ("1934 Act") and members of the Financial Industry Regulatory Authority ("FINRA").  Overture Annuity single premium variable annuity policies and Overture Annuity II, Overture Annuity III, Overture Annuity III-Plus, Overture Acclaim!, Overture Accent!, and Medley! (SEC File No. 333-142483) flexible premium variable deferred annuity policies are no longer offered for sale.  The agents that service the Policies also are registered representatives of broker-dealers that are registered under the 1934 Act and members of FINRA.

UNDERWRITER

The Overture Medley ® Policy is offered continuously and is distributed by Ameritas Investment Corp. ("AIC"), 5900 "O" Street, Lincoln, Nebraska 68510.  AIC also served as the underwriter and distributor for the other Policies in the Separate Account, listed above.  AIC is a wholly owned subsidiary of ours.  AIC enters into contracts with various broker-dealers ("Distributors") to distribute the Policies.

YEAR:	2011	2012	2013
Variable annuity commissions the Depositor paid to AIC that were paid to other broker-dealers and representatives (not kept by AIC).	$10,841,929	$12,687,092	$10,625,067

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2	SAI: 2	STATEMENT OF ADDITIONAL INFORMATION

Variable annuity commissions earned and kept by AIC.	$22,807	$18,341	$14,363
Fees the Depositor paid to AIC for variable annuity Principal Underwriter services.	$409,021	$565,772	$543,682

CALCULATION OF PERFORMANCE

When we advertise performance for a Subaccount (except any Money Market Subaccount), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts.  Standardized average annual total return for a Subaccount will be shown for periods beginning on the date the Subaccount first invested in a corresponding series fund portfolio.  We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission ("SEC").

We report average annual total return information via Internet and periodic printed reports.  Average annual total return quotations on our Internet website are current as of the previous Business Day.  Printed average annual total return information may be current to the last Business Day of the previous calendar week, month, or quarter preceding the date on which a report is submitted for publication.  Both standardized average annual total return quotations and non‑standardized total return quotations will cover at least periods of one, five, and ten years, or a period covering the time the Subaccount has been in existence, if it has not been in existence for one of the prescribed periods.  If the corresponding series fund portfolio has been in existence for longer than the Subaccount, the non‑standardized total return quotations will show the investment performance the Subaccount would have achieved (reduced by the applicable charges) had it been invested in the series fund portfolio for the period quoted; this is referred to as "adjusted historical" performance reporting.  Standardized average annual total return is not available for periods before the Subaccount was in existence.

Quotations of standardized average annual total return and non‑standardized total return are based on historical earnings and will fluctuate.  Any quotation of performance should not be considered a guarantee of future performance.  Factors affecting the performance of a Subaccount and its corresponding series fund portfolio include general market conditions, operating expenses and investment management.  An Owner's withdrawal value upon surrender of a Policy may be more or less than the premium invested in the Policy.

Standardized Performance Reporting

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in a Subaccount on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period.  The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent.  Standardized average annual total return is annualized and reflects the deduction of the mortality and expense fee and administrative expense charge and the current annual Policy Fee.  The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period.  No deduction is made for premium taxes which may be assessed by certain states.

Non-Standardized Performance Reporting

We may also advertise non‑standardized total return.  Non‑standardized total return may assume: (1) the Policy is not surrendered, so no withdrawal charges are levied; (2) the Subaccounts have existed for periods other than those required to be presented in Standardized Performance Reporting; (3) current charges are incurred if they are less than the Policy's guaranteed maximum charges; or (4) may differ from standardized average annual total return in other ways disclosed in the table description.  Non‑standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Policy.  For these reasons, non-standardized total returns for a Subaccount are usually higher than standardized total returns for a Subaccount.

Yields

We may advertise the current annualized yield for a 30‑day period for a Subaccount.  The annualized yield of a Subaccount refers to the income generated by the Subaccount over a specified 30‑day period.  Because this yield is annualized, the yield generated by a Subaccount during the 30‑day period is assumed to be generated each 30‑day period. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

YIELD=2[(a - b +1)6 - 1]

   cd

Where a=net investment income earned during the period by the portfolio company attributable to shares owned by the Subaccount, b=expenses accrued for the period (net of reimbursements), c=the average daily number of Accumulation Units outstanding during the period, and d=the maximum offering price per Accumulation Unit on the last day of the period.  The yield reflects the base Policy mortality and expense risk fee and administrative

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2	SAI: 3	STATEMENT OF ADDITIONAL INFORMATION

expense charge.  Net investment income will be determined according to rules established by the SEC.  The yield assumes an average Policy size of $30,000, such that no Policy fee is applicable, and also assumes the Policy will continue (since the Policy is intended for long term investment) so does not reflect any withdrawal charge.

Because of the charges and deductions imposed by the Separate Account, the yield for a Subaccount will be lower than the yield for the corresponding series fund portfolio.  The yield on amounts held in the Subaccount normally will fluctuate over time.  Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield will be affected by the types and quality of portfolio securities held by the series fund and the series fund's operating expenses.

Any current yield quotations of the Money Market Subaccount, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent.  We may advertise yield for the Subaccount based on different time periods, but we will accompany it with a yield quotation based on a seven day calendar period.  The Money Market Subaccount's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre‑existing Policy having a balance of one Accumulation Unit at the beginning of the base period, subtracting a hypothetical charge reflecting those Policy deductions stated above, and dividing the net change in Policy value by the value of the Policy at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7).  The Money Market Subaccount's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Subaccount.

The Money Market Subaccount's yield and effective yield will fluctuate daily.  Actual yields will depend on factors such as the type of instruments in the series fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the series fund's expenses.  Although we determine the Subaccount's yield on the basis of a seven calendar day period, we may use a different time period on occasion.  The yield quotes may reflect the expense limitations described in the series fund's prospectus or Statement of Additional Information.  There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant.  It should be noted that neither a Policy Owner's investment in the Money Market Subaccount nor that Subaccount's investment in the Money Market series fund portfolio is guaranteed or insured.  Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

ASSET ALLOCATION PROGRAM offered through AMERITAS INVESTMENT CORP. ("AIC")

The Service

Ameritas Investment Corp. ("AIC"), a wholly owned subsidiary of Ameritas Life, has developed several asset allocation models, each based on different profiles of an investor’s willingness to accept investment risk, that are provided exclusively through our Policies as the Asset Allocation Program (the "Program").  AIC periodically (typically annually) evaluates and updates the models.  In developing and periodically updating the models, AIC currently relies on the fund-specific model  recommendations made by Ameritas Investment Partners, Inc. ("AIP"), a registered investment adviser, which, like Ameritas Life, is wholly owned by AHC and ultimately by Ameritas.  AIC may change the firm it uses, or, as is currently the case, may use no independent firm when developing the models for the Program.

If you choose to subscribe to the Program, AIC will serve as your investment adviser solely for purposes of development of the Program models and periodic updates of the models.

If you choose to subscribe to the Program, AIC instructs us to allocate your initial premium (in the case of a new application) or accumulated value, as applicable, to the investment options according to the model you select, to similarly allocate subsequent premium, and to periodically automatically reallocate your accumulated value or premium payments. Your Policy value will be rebalanced quarterly consistent with your selected model.

The Asset Allocation Program Models

Development of the Program models is a multi-step process.  First, we obtain research relating to models from an unaffiliated firm, then an optimization analysis is performed to determine the breakdown of asset classes.  Next, after the asset class exposures are known, AIP determines how available investment options can be used to implement the asset class level allocations.  Investment options are selected in a way intended to optimize potential

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2	SAI: 4	STATEMENT OF ADDITIONAL INFORMATION

returns for each model, given a particular level of risk tolerance.  AIP may also choose passively managed index investment options to optimize returns for a given risk profile.  AIP's philosophy on selecting active investment managers centers on choosing experienced managers that add value over time, using a consistent process, and staying on mandate across market cycles.  When selecting investment options, AIP looks for competitive fees, tenured fund management, and total returns that are competitive to their peers.  AIP avoids managers holding "off-mandate" exposures, or other significant portfolio concentrations that could lead to sharp performance deviations.  This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic Updates of the Models and Notices of Updates

Each model is evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model.  As a result, each model may change, and the investment options used within a model may change.

When your selected model is updated, AIC instructs us to automatically reallocate your accumulated value and any subsequent premium payments in accordance with any changes to the model you have selected.  This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent premium payments will be automatically reallocated among the investment options in your updated model when your next automatic quarterly rebalancing occurs.  AIC requires that you give it discretionary investment authority to periodically instruct us to reallocate your accumulated value and any subsequent premium payments in accordance with the updated version of the model you have selected, if you wish to participate in the Program.

When AIC updates the models, we will send you written notice of the updated models at least 30 days in advance of the date the updated models are to be effective.  If you wish to accept the changes in your selected model, you will not need to take any action, as your Policy value and any subsequent premium will be automatically reallocated pursuant to the updated model.  If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the Program.

Risks

Although asset allocation models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility.  Investment performance of your accumulated value could be better or worse by participating in a Program model than if you had not participated.  A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes.  Model performance is dependent upon the performance of the component investment options (and their underlying portfolios).  The timing of your investment and the automatic quarterly rebalancing may affect performance.  Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

Periodic updating of the models can cause the underlying portfolios to incur transaction expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios.  These expenses can adversely affect performance of the pertinent portfolios and the models.

Potential Conflicts of Interest.  AIC and AIP may be subject to competing interests that have the potential to influence decision making with regard to the models.  In addition to its limited role as investment adviser under the Program, AIC is also compensated by us as principal underwriter for the Policies.  Also, Calvert Variable Portfolios, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), which are part of the Ameritas Mutual Holding Company and therefore are affiliated with us, have portfolios offered through the Policy.  The Calvert Funds are advised by Calvert Investment Management, Inc. ("CIM"), an affiliate of ours, and certain of the Calvert Funds are subadvised by AIP also an affiliate of ours.  CIM and AIP are compensated for administrative, advisory and subadvisory services they provide to Calvert Funds.  Calvert Fund portfolios may or may not be included in the models.  We may receive revenue sharing from other portfolios that are available as investment options or distribution fees.  AIC may have an incentive to use certain portfolios in the models that provide higher revenue sharing or advisory fees.  AIC may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions.  AIP analyzes all our model investment options and their underlying portfolios; it evaluates and recommends the selection of specific funds and periodic updates regarding portfolios in the models.  In developing these recommendations, AIP may consult with unaffiliated third parties to obtain information on asset

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2	SAI: 5	STATEMENT OF ADDITIONAL INFORMATION

class-level allocation weightings and impact of the models on insurance reserves.  Neither AIC nor we dictate to AIP the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). AIP may have an incentive to recommend certain portfolios that have administrative, advisory or subadvisory services provided by CIM and AIP.  As a result of the competing interests the affiliated parties face in this Program, there is an increased potential risk of a conflict of interest in these arrangements.

AIC and we are under no obligation to continue the Program, or any asset allocation program, and have the right to terminate or change such services at any time.

Non-Program Models

Please note that we offer non-program models for certain Policies.  AIC does not develop, evaluate, or update the non-program models.  AIC does not serve as the investment adviser for investment in the non-program models.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policy described in this Statement of Additional Information.  Not all information set forth in the registration statement is addressed in the Policy prospectus or this Statement.  For a complete description of the terms of the registration, refer to the documents we file with the SEC.  They may be accessed on the SEC's website at www.sec.gov, select "More Search Options," then type "811-05192" in the "File Number" field and select "Find Companies") or you may review and copy it (for a fee) at the SEC's Public Reference Room in Washington D.C.  (Call the SEC at 202-551-8090 for details and public hours.)

SERVICE MARKS AND COPYRIGHTS

"Ameritas," the bison design, and "Overture Medley ®" are registered service marks of Ameritas Life Insurance Corp.  The Policies and Policy prospectuses are copyrighted by Ameritas Life Insurance Corp.

LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").  S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P's only relationship to the Licensee ("Ameritas Life") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product.  S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

Our financial statements bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2	SAI: 6	STATEMENT OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Variable Separate Account VA-2 (the "Account") as of December 31, 2013 and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account. These financial statements and financial highlights are the responsibility of management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of each of the subaccounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Variable Separate Account VA-2 as of December 31, 2013, the results of their operations for the period then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account, in conformity with accounting principles generally accepted in the United  States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 10, 2014

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
STATEMENTS OF NET ASSETS
DECEMBER 31, 2013

ASSETS
INVESTMENTS AT FAIR VALUE:

Fidelity Variable Insurance Products (Fidelity):
Fidelity VIP Equity-Income Portfolio, Initial Class (Equity-Income IC) -
1,044,584.971 shares at $23.29 per share (cost $22,140,776)	$24,328,384
Fidelity VIP Equity-Income Portfolio, Service Class (Equity-Income SC) -
125,567.691 shares at $23.20 per share (cost $2,733,551)	2,913,170
Fidelity VIP Equity-Income Portfolio, Service Class 2 (Equity-Income SC2) -
570,610.413 shares at $22.88 per share (cost $12,476,627)	13,055,566
Fidelity VIP Growth Portfolio, Initial Class (Growth IC) -
324,548.654 shares at $57.14 per share (cost $10,160,310)	18,544,710
Fidelity VIP Growth Portfolio, Service Class (Growth SC) -
52,063.216 shares at $57.00 per share (cost $2,074,899)	2,967,603
Fidelity VIP Growth Portfolio, Service Class 2 (Growth SC2) -
108,469.568 shares at $56.57 per share (cost $3,770,130)	6,136,123
Fidelity VIP High Income Portfolio, Initial Class (High Income IC) -
1,265,038.864 shares at $5.80 per share (cost $7,146,158)	7,337,225
Fidelity VIP High Income Portfolio, Service Class (High Income SC) -
447,953.551 shares at $5.77 per share (cost $2,556,184)	2,584,692
Fidelity VIP High Income Portfolio, Service Class 2 (High Income SC2) -
13,758,499.733 shares at $5.64 per share (cost $77,136,054)	77,597,938
Fidelity VIP Overseas Portfolio, Initial Class (Overseas IC) -
358,727.760 shares at $20.64 per share (cost $5,880,215)	7,404,141
Fidelity VIP Overseas Portfolio, Service Class (Overseas SC) -
66,097.772 shares at $20.56 per share (cost $1,224,018)	1,358,970
Fidelity VIP Overseas Portfolio, Service Class 2 (Overseas SC2) -
468,496.947 shares at $20.47 per share (cost $8,199,810)	9,590,133
Fidelity VIP Asset Manager Portfolio, Initial Class (Asset Mgr. IC) -
821,727.404 shares at $17.24 per share (cost $12,542,137)	14,166,580
Fidelity VIP Asset Manager Portfolio, Service Class (Asset Mgr. SC) -
118,595.915 shares at $17.13 per share (cost $1,770,314)	2,031,548
Fidelity VIP Asset Manager Portfolio, Service Class 2 (Asset Mgr. SC2) -
162,597.390 shares at $16.94 per share (cost $2,330,571)	2,754,400
Fidelity VIP Investment Grade Bond Portfolio, Initial Class (Inv. Bond IC) -
923,080.010 shares at $12.36 per share (cost $11,698,096)	11,409,269
Fidelity VIP Investment Grade Bond Portfolio, Service Class 2 (Inv. Bond SC2) -
1,145,032.853 shares at $12.09 per share (cost $14,334,792)	13,843,447
Fidelity VIP Contrafund Portfolio, Initial Class (Contrafund IC) -
704,858.217 shares at $34.35 per share (cost $16,717,511)	24,211,880
Fidelity VIP Contrafund Portfolio, Service Class (Contrafund SC) -
178,557.711 shares at $34.24 per share (cost $4,617,862)	6,113,816

The accompanying notes are an integral part of these financial statements.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
STATEMENTS OF NET ASSETS
DECEMBER 31, 2013

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Fidelity Variable Insurance Products (Fidelity), continued:
Fidelity VIP Contrafund Portfolio, Service Class 2 (Contrafund SC2) -
2,013,068.677 shares at $33.77 per share (cost $51,085,902)	$67,981,329
Fidelity VIP Asset Manager: Growth Portfolio, Initial Class (Asset Mgr. Gr. IC) -
92,173.693 shares at $18.30 per share (cost $1,262,753)	1,686,779
Fidelity VIP Asset Manager: Growth Portfolio, Service Class (Asset Mgr. Gr. SC) -
17,640.224 shares at $18.19 per share (cost $244,419)	320,876
Fidelity VIP Asset Manager: Growth Portfolio, Service Class 2 (Asset Mgr. Gr. SC2) -
32,795.630 shares at $18.10 per share (cost $473,133)	593,601
Fidelity VIP Mid Cap Portfolio, Service Class 2 (Mid Cap SC2) -
194,755.007 shares at $35.60 per share (cost $5,480,672)	6,933,278
Fidelity VIP Money Market Portfolio, Initial Class (Money Market) -
47,288,934.680 shares at $1.00 per share (cost $47,288,935)	47,288,935
The Alger Portfolios (Alger):
Alger Balanced Portfolio, Class I-2 (Balanced) -
584,508.028 shares at $13.49 per share (cost $7,365,573)	7,885,013
MFS Variable Insurance Trust (MFS):
MFS Strategic Income Portfolio, Initial Class (Strategic) -
1,013,214.848 shares at $10.01 per share (cost $10,181,803)	10,142,281
MFS Utilities Series Portfolio, Initial Class (Utilities) -
1,103,342.724 shares at $31.88 per share (cost $26,207,467)	35,174,566
MFS New Discovery Series Portfolio, Initial Class (New Discovery) -
454,044.905 shares at $22.07 per share (cost $7,388,278)	10,020,771
MFS Research International Series Portfolio, Initial Class (Research) -
2,302,658.931 shares at $14.43 per share (cost $27,646,769)	33,227,368
MFS Total Return Series Portfolio, Initial Class (Total Return) -
204,149.456 shares at $23.44 per share (cost $4,018,122)	4,785,263
The Universal Institutional Funds, Inc. (Van Kampen):
UIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
3,005,112.436 shares at $14.69 per share (cost $42,451,967)	44,145,102
UIF Global Tactical Asset Allocation Portfolio, Class I (Intl. Magnum) -
280,843.281 shares at $11.06 per share (cost $3,026,598)	3,106,127
UIF U.S. Real Estate Portfolio, Class I (U.S. Real Estate) -
1,007,791.618 shares at $15.74 per share (cost $13,677,065)	15,862,640
Calvert Variable Series, Inc. (Calvert):
Calvert VP Small Cap Growth Portfolio (Small Cap) -
219,731.345 shares at $56.27 per share (cost $7,731,734)	12,364,283
Calvert VP SRI Balanced Portfolio (Balanced) -
2,748,141.893 shares at $2.038 per share (cost $5,049,291)	5,600,713

The accompanying notes are an integral part of these financial statements.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
STATEMENTS OF NET ASSETS
DECEMBER 31, 2013

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Calvert Variable Series, Inc. (Calvert), continued:
Calvert VP SRI Mid Cap Growth Portfolio (Mid Cap) -
114,621.207 shares at $37.74 per share (cost $3,426,802)	$4,325,804
Calvert VP SRI Equity Portfolio (Equity) -
214,383.753 shares at $26.28 per share (cost $3,936,904)	5,634,005
Calvert VP Income Portfolio (Income) -
1,017,688.786 shares at $15.84 per share (cost $16,236,546)	16,120,190
American Century Investments (American Century):
American Century VP Income & Growth Fund Portfolio, Class I (Income & Growth) -
1,438,198.900 shares at $9.17 per share (cost $9,608,538)	13,188,284
American Century VP Mid Cap Value Fund Portfolio, Class I (Mid Cap Value) -
170,214.687 shares at $18.47 per share (cost $2,503,280)	3,143,865
AIM Variable Insurance Funds (AIM):
Invesco V.I. International Growth Fund Portfolio, Series I (Intl. Growth) -
1,151,091.322 shares at $35.32 per share (cost $33,464,375)	40,656,545
Invesco V.I. Global Real Estate Fund Portfolio, Series I (Global) -
3,017,162.802 shares at $15.29 per share (cost $41,274,915)	46,132,419
Invesco V.I. Global Core Equity Fund Portfolio, Series I (Global Value) -
605,182.863 shares at $9.06 per share (cost $6,421,825)	5,482,957
Invesco V.I. Mid Cap Growth Fund Portfolio, Series I (Mid Cap Growth) -
450,506.707 shares at $5.35 per share (cost $1,845,648)	2,410,211
Calvert Variable Products, Inc. (Summit):
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
835,302.072 shares at $96.10 per share (cost $57,257,047)	80,272,529
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I (Russell Small Cap) -
462,221.776 shares at $82.34 per share (cost $26,597,925)	38,059,341
Calvert VP Nasdaq 100 Index Portfolio (Nasdaq-100 Index) -
952,940.739 shares at $42.98 per share (cost $26,999,388)	40,957,393
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
686,923.749 shares at $85.97 per share (cost $45,886,297)	59,054,835
Calvert VP Inflation Protected Plus Portfolio (Inflation) -
1,098,578.208 shares at $56.39 per share (cost $64,151,742)	61,948,825
Calvert VP Natural Resources Portfolio (Natural Resources) -
829,429.347 shares at $50.99 per share (cost $40,833,669)	42,292,602
Calvert VP S&P 500 Index Portfolio (S&P 500) -
899,921.865 shares at $110.62 per share (cost $71,114,465)	99,549,357
Calvert VP SRI Large Cap Value Portfolio (Zenith) -
855,618.239 shares at $96.19 per share (cost $45,621,772)	82,301,918
Calvert VP Investment Grade Bond Index Portfolio (Barclays) -
2,741,295.982 shares at $53.11 per share (cost $149,748,238)	145,590,230

The accompanying notes are an integral part of these financial statements.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
STATEMENTS OF NET ASSETS
DECEMBER 31, 2013

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Calvert Variable Products, Inc. (Summit), continued:
Calvert VP Volatility Managed Growth Portfolio, Class F (Growth) -
1,326,419.751 shares at $15.88 per share (cost $20,112,131)	$21,063,546
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
575,814.024 shares at $15.47 per share (cost $8,620,236)	8,907,843
Calvert VP Volatility Managed Moderate Portfolio, Class F (Moderate) -
428,372.404 shares at $15.17 per share (cost $6,366,032)	6,498,409
Third Avenue Variable Series Trust (Third Avenue):
Third Avenue Value Portfolio (Value) -
1,194,742.233 shares at $16.56 per share (cost $21,110,439)	19,784,931
Dreyfus Investment Portfolios (Dreyfus):
Dreyfus MidCap Stock Portfolio, Service Shares (MidCap) -
195,901.893 shares at $20.83 per share (cost $2,951,942)	4,080,636
DWS Variable Series II (Scudder):
DWS Small Mid Cap Value VIP Portfolio, Class A (Small Mid Value) -
464,950.206 shares at $17.08 per share (cost $5,466,344)	7,941,350
DWS Global Growth VIP Portfolio, Class A (Thematic) -
43,273.765 shares at $11.13 per share (cost $376,580)	481,637
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
64,939.699 shares at $16.38 per share (cost $922,087)	1,063,712
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio-II (Blue Chip) -
2,699,810.748 shares at $18.55 per share (cost $28,311,726)	50,081,489
PIMCO Variable Insurance Trust (Pimco):
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
11,121,313.810 shares at $10.98 per share (cost $124,144,735)	122,112,026
Financial Investors Variable Insurance Trust (ALPS) (Ibbotson):
Ibbotson Balanced ETF Asset Allocation Portfolio, Class II (Balanced) -
143,719.928 shares at $11.26 per share (cost $1,573,235)	1,618,286
Ibbotson Growth ETF Asset Allocation Portfolio, Class II (Growth) -
82,546.802 shares at $10.77 per share (cost $811,460)	889,029
Ibbotson Income and Growth ETF Asset Allocation Portfolio, Class II (Income) -
128,964.965 shares at $11.33 per share (cost $1,424,329)	1,461,173

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$1,588,573,897

The accompanying notes are an integral part of these financial statements.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	IC

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$569,473
Mortality and expense risk charge	(309,741)
Net investment income(loss)	259,732

Realized gain(loss) on investments:
Net realized gain distributions	1,512,485
Net realized gain(loss) on sale of fund shares	295,611
Net realized gain(loss)	1,808,096

Change in unrealized appreciation/depreciation	3,429,468

Net increase(decrease) in net assets resulting
from operations	$5,497,296

	Equity-Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$259,732	$380,130
Net realized gain(loss)	1,808,096	1,225,338
Net change in unrealized appreciation/depreciation	3,429,468	1,629,593
Net increase(decrease) in net assets resulting
from operations	5,497,296	3,235,061

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	155,064	191,502
Subaccounts transfers (including fixed account), net	(553,392)	(823,569)
Transfers for policyowner benefits and terminations	(2,762,390)	(2,072,634)
Policyowner maintenance charges	(52,906)	(53,720)
Net increase(decrease) from policyowner transactions	(3,213,624)	(2,758,421)

Total increase(decrease) in net assets	2,283,672	476,640
Net assets at beginning of period	22,044,712	21,568,072
Net assets at end of period	$24,328,384	$22,044,712

The accompanying notes are an integral part of these financial statements.

Fidelity
Equity-Income		Equity-Income
SC		SC2		Growth IC

2013		2013		2013

$65,216		$281,004		$47,728
(26,378)		(116,858)		(220,980)
38,838		164,146		(173,252)

180,571		829,653		11,364
20,773		65,646		966,958
201,344		895,299		978,322

413,380		1,933,337		4,231,795

$653,562		$2,992,782		$5,036,865

Equity-Income SC		Equity-Income SC2		Growth IC

2013	2012	2013	2012	2013	2012

$38,838	$50,198	$164,146	$239,140	$(173,252)	$(127,247)
201,344	71,698	895,299	404,585	978,322	814,674
413,380	288,615	1,933,337	1,266,966	4,231,795	1,460,073

653,562	410,511	2,992,782	1,910,691	5,036,865	2,147,500

15,799	2,022	477,519	238,380	121,431	178,254
386	(378,792)	(827,425)	(1,168,593)	(626,500)	(778,668)
(360,935)	(411,430)	(1,730,125)	(1,762,781)	(1,907,853)	(2,038,165)
(703)	(787)	(39,205)	(41,375)	(44,525)	(49,599)
(345,453)	(788,987)	(2,119,236)	(2,734,369)	(2,457,447)	(2,688,178)

308,109	(378,476)	873,546	(823,678)	2,579,418	(540,678)
2,605,061	2,983,537	12,182,020	13,005,698	15,965,292	16,505,970
$2,913,170	$2,605,061	$13,055,566	$12,182,020	$18,544,710	$15,965,292

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Growth SC

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$5,047
Mortality and expense risk charge	(25,039)
Net investment income(loss)	(19,992)

Realized gain(loss) on investments:
Net realized gain distributions	1,821
Net realized gain(loss) on sale of fund shares	81,430
Net realized gain(loss)	83,251

Change in unrealized appreciation/depreciation	731,939

Net increase(decrease) in net assets resulting
from operations	$795,198

	Growth SC

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(19,992)	$(12,357)
Net realized gain(loss)	83,251	28,335
Net change in unrealized appreciation/depreciation	731,939	314,046
Net increase(decrease) in net assets resulting
from operations	795,198	330,024

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	48,838	1,520
Subaccounts transfers (including fixed account), net	(53,277)	(67,485)
Transfers for policyowner benefits and terminations	(209,584)	(378,475)
Policyowner maintenance charges	(743)	(830)
Net increase(decrease) from policyowner transactions	(214,766)	(445,270)

Total increase(decrease) in net assets	580,432	(115,246)
Net assets at beginning of period	2,387,171	2,502,417
Net assets at end of period	$2,967,603	$2,387,171

The accompanying notes are an integral part of these financial statements.

Fidelity
		High Income		High Income
Growth SC2		IC		SC

2013		2013		2013

$2,526		$429,259		$147,627
(52,143)		(103,355)		(23,815)
(49,617)		325,904		123,812

3,843		-		-
482,284		192,914		41,135
486,127		192,914		41,135

1,259,350		(165,368)		(43,068)

$1,695,860		$353,450		$121,879

Growth SC2		High Income IC		High Income SC

2013	2012	2013	2012	2013	2012

$(49,617)	$(32,194)	$325,904	$369,549	$123,812	$120,111
486,127	278,688	192,914	133,036	41,135	22,246
1,259,350	541,427	(165,368)	461,734	(43,068)	198,781

1,695,860	787,921	353,450	964,319	121,879	341,138

174,619	156,963	96,599	147,126	12,645	30,622
(300,217)	(346,076)	(656,076)	274,218	259,753	(49,562)
(1,015,597)	(991,526)	(1,001,412)	(978,314)	(423,605)	(681,731)
(18,750)	(20,555)	(15,447)	(16,175)	(516)	(604)
(1,159,945)	(1,201,194)	(1,576,336)	(573,145)	(151,723)	(701,275)

535,915	(413,273)	(1,222,886)	391,174	(29,844)	(360,137)
5,600,208	6,013,481	8,560,111	8,168,937	2,614,536	2,974,673
$6,136,123	$5,600,208	$7,337,225	$8,560,111	$2,584,692	$2,614,536

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	High Income
	SC2

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$4,438,425
Mortality and expense risk charge	(684,896)
Net investment income(loss)	3,753,529

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	118,256
Net realized gain(loss)	118,256

Change in unrealized appreciation/depreciation	(404,993)

Net increase(decrease) in net assets resulting
from operations	$3,466,792

	High Income SC2

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,753,529	$3,431,576
Net realized gain(loss)	118,256	44,636
Net change in unrealized appreciation/depreciation	(404,993)	4,104,057
Net increase(decrease) in net assets resulting
from operations	3,466,792	7,580,269

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	5,340,900	12,785,207
Subaccounts transfers (including fixed account), net	2,919,175	2,071,209
Transfers for policyowner benefits and terminations	(4,676,868)	(4,267,094)
Policyowner maintenance charges	(639,158)	(518,060)
Net increase(decrease) from policyowner transactions	2,944,049	10,071,262

Total increase(decrease) in net assets	6,410,841	17,651,531
Net assets at beginning of period	71,187,097	53,535,566
Net assets at end of period	$77,597,938	$71,187,097

The accompanying notes are an integral part of these financial statements.

Fidelity

Overseas IC		Overseas SC		Overseas SC2

2013		2013		2013

$91,753		$15,581		$96,023
(88,948)		(12,176)		(82,485)
2,805		3,405		13,538

25,152		4,629		33,095
89,519		854		20,271
114,671		5,483		53,366

1,602,995		321,392		2,240,599

$1,720,471		$330,280		$2,307,503

Overseas IC		Overseas SC		Overseas SC2

2013	2012	2013	2012	2013	2012

$2,805	$38,223	$3,405	$9,462	$13,538	$70,740
114,671	(88,821)	5,483	(89,018)	53,366	(373,191)
1,602,995	1,226,635	321,392	312,105	2,240,599	1,863,739

1,720,471	1,176,037	330,280	232,549	2,307,503	1,561,288

63,796	88,508	1,660	1,897	370,073	205,880
(98,604)	(331,283)	14,122	(55,798)	(723,446)	(622,183)
(928,309)	(885,895)	(185,194)	(322,902)	(1,060,381)	(1,106,022)
(14,980)	(16,226)	(304)	(351)	(22,362)	(24,810)
(978,097)	(1,144,896)	(169,716)	(377,154)	(1,436,116)	(1,547,135)

742,374	31,141	160,564	(144,605)	871,387	14,153
6,661,767	6,630,626	1,198,406	1,343,011	8,718,746	8,704,593
$7,404,141	$6,661,767	$1,358,970	$1,198,406	$9,590,133	$8,718,746

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Asset Mgr. IC

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$214,497
Mortality and expense risk charge	(180,576)
Net investment income(loss)	33,921

Realized gain(loss) on investments:
Net realized gain distributions	33,240
Net realized gain(loss) on sale of fund shares	135,384
Net realized gain(loss)	168,624

Change in unrealized appreciation/depreciation	1,682,547

Net increase(decrease) in net assets resulting
from operations	$1,885,092

	Asset Mgr. IC

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$33,921	$25,741
Net realized gain(loss)	168,624	39,565
Net change in unrealized appreciation/depreciation	1,682,547	1,511,910
Net increase(decrease) in net assets resulting
from operations	1,885,092	1,577,216

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	30,915	55,732
Subaccounts transfers (including fixed account), net	(153,755)	(235,190)
Transfers for policyowner benefits and terminations	(1,841,969)	(2,097,299)
Policyowner maintenance charges	(42,554)	(47,421)
Net increase(decrease) from policyowner transactions	(2,007,363)	(2,324,178)

Total increase(decrease) in net assets	(122,271)	(746,962)
Net assets at beginning of period	14,288,851	15,035,813
Net assets at end of period	$14,166,580	$14,288,851

The accompanying notes are an integral part of these financial statements.

Fidelity
		Asset Mgr.
Asset Mgr. SC		SC2		Inv. Bond IC

2013		2013		2013

$28,551		$35,520		$285,629
(18,864)		(25,738)		(169,002)
9,687		9,782		116,627

4,789		6,567		146,500
21,769		92,192		77,104
26,558		98,759		223,604

232,438		271,017		(758,705)

$268,683		$379,558		$(418,474)

Asset Mgr. SC		Asset Mgr. SC2		Inv. Bond IC

2013	2012	2013	2012	2013	2012

$9,687	$8,344	$9,782	$11,284	$116,627	$165,214
26,558	12,152	98,759	55,264	223,604	624,978
232,438	191,740	271,017	247,153	(758,705)	(41,726)

268,683	212,236	379,558	313,701	(418,474)	748,466

16,000	198	72,803	305,095	96,727	123,650
18,287	(45,850)	(169,802)	(163,576)	(1,430,614)	266,574
(196,513)	(195,025)	(425,449)	(345,558)	(2,817,811)	(2,254,494)
(469)	(513)	(6,565)	(7,253)	(19,276)	(23,395)
(162,695)	(241,190)	(529,013)	(211,292)	(4,170,974)	(1,887,665)

105,988	(28,954)	(149,455)	102,409	(4,589,448)	(1,139,199)
1,925,560	1,954,514	2,903,855	2,801,446	15,998,717	17,137,916
$2,031,548	$1,925,560	$2,754,400	$2,903,855	$11,409,269	$15,998,717

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Inv. Bond SC2

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$313,184
Mortality and expense risk charge	(145,270)
Net investment income(loss)	167,914

Realized gain(loss) on investments:
Net realized gain distributions	179,123
Net realized gain(loss) on sale of fund shares	57,679
Net realized gain(loss)	236,802

Change in unrealized appreciation/depreciation	(882,825)

Net increase(decrease) in net assets resulting
from operations	$(478,109)

	Inv. Bond SC2

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$167,914	$233,628
Net realized gain(loss)	236,802	632,553
Net change in unrealized appreciation/depreciation	(882,825)	(2,273)
Net increase(decrease) in net assets resulting
from operations	(478,109)	863,908

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	940,854	879,054
Subaccounts transfers (including fixed account), net	(1,359,609)	396,093
Transfers for policyowner benefits and terminations	(3,761,518)	(2,033,798)
Policyowner maintenance charges	(47,880)	(61,790)
Net increase(decrease) from policyowner transactions	(4,228,153)	(820,441)

Total increase(decrease) in net assets	(4,706,262)	43,467
Net assets at beginning of period	18,549,709	18,506,242
Net assets at end of period	$13,843,447	$18,549,709

The accompanying notes are an integral part of these financial statements.

Fidelity

Contrafund IC		Contrafund SC		Contrafund SC2

2013		2013		2013

$236,853		$54,505		$517,405
(296,096)		(54,022)		(584,088)
(59,243)		483		(66,683)

6,307		1,598		18,119
755,998		154,039		1,583,520
762,305		155,637		1,601,639

4,983,055		1,343,853		15,088,853

$5,686,117		$1,499,973		$16,623,809

Contrafund IC		Contrafund SC		Contrafund SC2

2013	2012	2013	2012	2013	2012

$(59,243)	$(14,008)	$483	$14,930	$(66,683)	$273,962
762,305	385,984	155,637	(8,248)	1,601,639	(17,948)
4,983,055	2,574,822	1,343,853	813,306	15,088,853	5,830,223

5,686,117	2,946,798	1,499,973	819,988	16,623,809	6,086,237

223,928	233,500	25,213	15,714	4,120,747	6,285,347
558,193	(496,379)	(15,246)	97,684	(6,613,670)	23,881,314
(2,547,740)	(2,731,798)	(916,589)	(923,386)	(4,694,782)	(4,014,756)
(39,270)	(41,334)	(1,293)	(1,406)	(402,055)	(239,580)
(1,804,889)	(3,036,011)	(907,915)	(811,394)	(7,589,760)	25,912,325

3,881,228	(89,213)	592,058	8,594	9,034,049	31,998,562
20,330,652	20,419,865	5,521,758	5,513,164	58,947,280	26,948,718
$24,211,880	$20,330,652	$6,113,816	$5,521,758	$67,981,329	$58,947,280

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Asset Mgr. Gr.
	IC

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$16,227
Mortality and expense risk charge	(22,033)
Net investment income(loss)	(5,806)

Realized gain(loss) on investments:
Net realized gain distributions	4,448
Net realized gain(loss) on sale of fund shares	45,233
Net realized gain(loss)	49,681

Change in unrealized appreciation/depreciation	261,408

Net increase(decrease) in net assets resulting
from operations	$305,283

	Asset Mgr. Gr. IC

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(5,806)	$(643)
Net realized gain(loss)	49,681	37,489
Net change in unrealized appreciation/depreciation	261,408	176,885
Net increase(decrease) in net assets resulting
from operations	305,283	213,731

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	7,909	8,471
Subaccounts transfers (including fixed account), net	(37,116)	(21,004)
Transfers for policyowner benefits and terminations	(155,636)	(266,774)
Policyowner maintenance charges	(3,032)	(3,464)
Net increase(decrease) from policyowner transactions	(187,875)	(282,771)

Total increase(decrease) in net assets	117,408	(69,040)
Net assets at beginning of period	1,569,371	1,638,411
Net assets at end of period	$1,686,779	$1,569,371

The accompanying notes are an integral part of these financial statements.

Fidelity
Asset Mgr. Gr.		Asset Mgr. Gr.
SC		SC2		Mid Cap SC2

2013		2013		2013

$2,692		$3,814		$17,043
(2,874)		(5,797)		(106,132)
(182)		(1,983)		(89,089)

846		1,555		937,578
4,821		55,734		2,711,476
5,667		57,289		3,649,054

53,050		64,555		(246,436)

$58,535		$119,861		$3,313,529

Asset Mgr. Gr. SC		Asset Mgr. Gr. SC2		Mid Cap SC2

2013	2012	2013	2012	2013	2012

$(182)	$927	$(1,983)	$1,541	$(89,089)	$(56,714)
5,667	4,298	57,289	8,789	3,649,054	1,902,083
53,050	34,788	64,555	73,400	(246,436)	(51,273)

58,535	40,013	119,861	83,730	3,313,529	1,794,096

13	-	46,821	5,358	779,792	2,753,337
20	339	109,677	(6,756)	(12,343,047)	2,414,745
(24,463)	(58,253)	(313,813)	(57,015)	(778,052)	(1,042,849)
(72)	(85)	(1,169)	(1,360)	(62,020)	(91,400)
(24,502)	(57,999)	(158,484)	(59,773)	(12,403,327)	4,033,833

34,033	(17,986)	(38,623)	23,957	(9,089,798)	5,827,929
286,843	304,829	632,224	608,267	16,023,076	10,195,147
$320,876	$286,843	$593,601	$632,224	$6,933,278	$16,023,076

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Money Market

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$621
Mortality and expense risk charge	(62,961)
Net investment income(loss)	(62,340)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	-
Net realized gain(loss)	-

Change in unrealized appreciation/depreciation	-

Net increase(decrease) in net assets resulting
from operations	$(62,340)

	Money Market

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(62,340)	$-
Net realized gain(loss)	-	-
Net change in unrealized appreciation/depreciation	-	-
Net increase(decrease) in net assets resulting
from operations	(62,340)	-

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	197,567	-
Subaccounts transfers (including fixed account), net	49,638,761	-
Transfers for policyowner benefits and terminations	(2,451,761)	-
Policyowner maintenance charges	(33,292)	-
Net increase(decrease) from policyowner transactions	47,351,275	-

Total increase(decrease) in net assets	47,288,935	-
Net assets at beginning of period	-	-
Net assets at end of period	$47,288,935	$-

The accompanying notes are an integral part of these financial statements.

Alger		MFS

Balanced		Strategic		Utilities

2013		2013		2013

$90,899		$291,856		$806,200
(91,767)		(34,866)		(364,801)
(868)		256,990		441,399

-		-		643,647
13,372		(16,124)		1,020,286
13,372		(16,124)		1,663,933

1,052,925		(39,522)		3,815,269

$1,065,429		$201,344		$5,920,601

Balanced		Strategic		Utilities

2013	2012	2013	2012	2013	2012

$(868)	$29,367	$256,990	$-	$441,399	$1,816,217
13,372	(146,688)	(16,124)	-	1,663,933	794,688
1,052,925	586,828	(39,522)	-	3,815,269	1,068,946

1,065,429	469,507	201,344	-	5,920,601	3,679,851

69,672	206,111	38,357	-	1,610,942	1,331,994
(108,754)	(407,456)	10,483,762	-	(67,798)	(991,715)
(1,626,673)	(1,239,456)	(574,005)	-	(3,584,043)	(4,118,416)
(15,228)	(19,664)	(7,177)	-	(72,178)	(70,939)
(1,680,983)	(1,460,465)	9,940,937	-	(2,113,077)	(3,849,076)

(615,554)	(990,958)	10,142,281	-	3,807,524	(169,225)
8,500,567	9,491,525	-	-	31,367,042	31,536,267
$7,885,013	$8,500,567	$10,142,281	$-	$35,174,566	$31,367,042

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	MFS
	New
	Discovery

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(84,217)
Net investment income(loss)	(84,217)

Realized gain(loss) on investments:
Net realized gain distributions	69,536
Net realized gain(loss) on sale of fund shares	363,814
Net realized gain(loss)	433,350

Change in unrealized appreciation/depreciation	2,283,750

Net increase(decrease) in net assets resulting
from operations	$2,632,883

	New Discovery

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(84,217)	$(65,903)
Net realized gain(loss)	433,350	744,102
Net change in unrealized appreciation/depreciation	2,283,750	463,183
Net increase(decrease) in net assets resulting
from operations	2,632,883	1,141,382

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	628,600	280,133
Subaccounts transfers (including fixed account), net	1,682,946	(642,107)
Transfers for policyowner benefits and terminations	(938,639)	(858,213)
Policyowner maintenance charges	(18,108)	(16,000)
Net increase(decrease) from policyowner transactions	1,354,799	(1,236,187)

Total increase(decrease) in net assets	3,987,682	(94,805)
Net assets at beginning of period	6,033,089	6,127,894
Net assets at end of period	$10,020,771	$6,033,089

The accompanying notes are an integral part of these financial statements.

MFS				Van Kampen
				Emerging
Research		Total Return		Markets

2013		2013		2013

$604,641		$62,445		$495,486
(286,737)		(32,976)		(404,914)
317,904		29,469		90,572

-		-		-
292,823		78,903		146,050
292,823		78,903		146,050

4,440,311		441,759		(928,246)

$5,051,038		$550,131		$(691,624)

Research		Total Return		Emerging Markets

2013	2012	2013	2012	2013	2012

$317,904	$413,018	$29,469	$45,131	$90,572	$(384,639)
292,823	(42,254)	78,903	75,535	146,050	(298,047)
4,440,311	3,528,977	441,759	120,526	(928,246)	7,827,100

5,051,038	3,899,741	550,131	241,192	(691,624)	7,144,414

2,174,547	4,927,614	377,596	32,995	2,387,526	6,187,551
89,726	(376,536)	1,892,054	(168,051)	5,910,084	(12,029,451)
(1,970,711)	(1,799,870)	(348,857)	(245,961)	(3,154,867)	(3,767,357)
(232,124)	(188,693)	(8,255)	(5,522)	(234,307)	(245,983)
61,438	2,562,515	1,912,538	(386,539)	4,908,436	(9,855,240)

5,112,476	6,462,256	2,462,669	(145,347)	4,216,812	(2,710,826)
28,114,892	21,652,636	2,322,594	2,467,941	39,928,290	42,639,116
$33,227,368	$28,114,892	$4,785,263	$2,322,594	$44,145,102	$39,928,290

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Van Kampen

	Intl. Magnum

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,241
Mortality and expense risk charge	(30,906)
Net investment income(loss)	(27,665)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(43,291)
Net realized gain(loss)	(43,291)

Change in unrealized appreciation/depreciation	481,696

Net increase(decrease) in net assets resulting
from operations	$410,740

	Intl. Magnum

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(27,665)	$35,665
Net realized gain(loss)	(43,291)	(245,179)
Net change in unrealized appreciation/depreciation	481,696	611,853
Net increase(decrease) in net assets resulting
from operations	410,740	402,339

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	45,500	58,097
Subaccounts transfers (including fixed account), net	61,822	(686,764)
Transfers for policyowner benefits and terminations	(479,600)	(437,723)
Policyowner maintenance charges	(8,122)	(9,343)
Net increase(decrease) from policyowner transactions	(380,400)	(1,075,733)

Total increase(decrease) in net assets	30,340	(673,394)
Net assets at beginning of period	3,075,787	3,749,181
Net assets at end of period	$3,106,127	$3,075,787

The accompanying notes are an integral part of these financial statements.

Van Kampen			Calvert
U.S. Real
Estate		Small Cap		Balanced

2013		2013		2013

$186,916		$-		$55,833
(181,326)		(135,566)		(52,916)
5,590		(135,566)		2,917

-		1,001,927		470,983
788,641		947,383		87,747
788,641		1,949,310		558,730

(480,000)		1,136,011		236,867

$314,231		$2,949,755		$798,514

U.S. Real Estate		Small Cap		Balanced

2013	2012	2013	2012	2013	2012

$5,590	$(21,847)	$(135,566)	$(126,119)	$2,917	$11,277
788,641	368,585	1,949,310	1,368,305	558,730	45,906
(480,000)	2,134,091	1,136,011	45,353	236,867	380,577

314,231	2,480,829	2,949,755	1,287,539	798,514	437,760

1,076,386	1,022,216	300,415	213,696	164,355	104,849
(1,470,483)	58,378	23,332	(502,171)	199,976	155,634
(2,289,866)	(2,190,471)	(1,263,639)	(1,418,708)	(416,541)	(508,058)
(37,694)	(40,494)	(27,437)	(28,695)	(11,020)	(11,823)
(2,721,657)	(1,150,371)	(967,32)	(1,735,878)	(63,230)	(259,398)

(2,407,426)	1,330,458	1,982,426	(448,339)	735,284	178,362
18,270,066	16,939,608	10,381,857	10,830,196	4,865,429	4,687,067
$15,862,640	$18,270,066	$12,364,283	$10,381,857	$5,600,713	$4,865,429

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Calvert

	Mid Cap

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(39,088)
Net investment income(loss)	(39,088)

Realized gain(loss) on investments:
Net realized gain distributions	464,384
Net realized gain(loss) on sale of fund shares	96,039
Net realized gain(loss)	560,423

Change in unrealized appreciation/depreciation	482,912

Net increase(decrease) in net assets resulting
from operations	$1,004,247

	Mid Cap

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(39,088)	$(35,966)
Net realized gain(loss)	560,423	561,832
Net change in unrealized appreciation/depreciation	482,912	42,751
Net increase(decrease) in net assets resulting
from operations	1,004,247	568,617

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	-	-
Subaccounts transfers (including fixed account), net	(48,118)	(123,408)
Transfers for policyowner benefits and terminations	(320,632)	(554,204)
Policyowner maintenance charges	(10,183)	(10,941)
Net increase(decrease) from policyowner transactions	(378,933)	(688,553)

Total increase(decrease) in net assets	625,314	(119,936)
Net assets at beginning of period	3,700,490	3,820,426
Net assets at end of period	$4,325,804	$3,700,490

The accompanying notes are an integral part of these financial statements.

	Calvert			American Century
				Income &
Equity		Income		Growth

2013		2013		2013

$4,097		$497,950		$258,647
(48,919)		(167,082)		(117,654)
(44,822)		330,868		140,993

337,115		-		-
305,116		86,384		487,626
642,231		86,384		487,626

768,640		(809,871)		2,795,154

$1,366,049		$(392,619)		$3,423,773

Equity		Income		Income & Growth

2013	2012	2013	2012	2013	2012

$(44,822)	$(43,054)	$330,868	$464,297	$140,993	$122,335
642,231	513,251	86,384	149,634	487,626	143,107
768,640	323,127	(809,871)	889,329	2,795,154	1,141,698

1,366,049	793,324	(392,619)	1,503,260	3,423,773	1,407,140

73,552	156,457	253,607	383,881	399,211	309,940
(262,745)	(711,786)	(261,428)	(747,574)	400,510	(388,305)
(658,832)	(457,361)	(2,486,938)	(2,796,949)	(1,600,884)	(1,529,862)
(13,798)	(14,604)	(47,631)	(59,358)	(33,544)	(32,773)
(861,823)	(1,027,294)	(2,542,390)	(3,220,000)	(834,707)	(1,641,000)

504,226	(233,970)	(2,935,009)	(1,716,740)	2,589,066	(233,860)
5,129,779	5,363,749	19,055,199	20,771,939	10,599,218	10,833,078
$5,634,005	$5,129,779	$16,120,190	$19,055,199	$13,188,284	$10,599,218

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	American Century
	Mid Cap
	Value

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$33,461
Mortality and expense risk charge	(26,401)
Net investment income(loss)	7,060

Realized gain(loss) on investments:
Net realized gain distributions	35,531
Net realized gain(loss) on sale of fund shares	196,402
Net realized gain(loss)	231,933

Change in unrealized appreciation/depreciation	416,286

Net increase(decrease) in net assets resulting
from operations	$655,279

	Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$7,060	$21,440
Net realized gain(loss)	231,933	190,285
Net change in unrealized appreciation/depreciation	416,286	62,647
Net increase(decrease) in net assets resulting
from operations	655,279	274,372

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	416,955	226,060
Subaccounts transfers (including fixed account), net	306,076	105,350
Transfers for policyowner benefits and terminations	(269,437)	(255,281)
Policyowner maintenance charges	(6,218)	(5,066)
Net increase(decrease) from policyowner transactions	447,376	71,063

Total increase(decrease) in net assets	1,102,655	345,435
Net assets at beginning of period	2,041,210	1,695,775
Net assets at end of period	$3,143,865	$2,041,210

The accompanying notes are an integral part of these financial statements.

AIM
Intl.
Growth		Global		Global Value

2013		2013		2013

$467,076		$1,729,259		$101,232
(349,972)		(397,090)		(57,134)
117,104		1,332,169		44,098

-		-		-
335,962		275,645		(364,573)
335,962		275,645		(364,573)

5,836,427		(989,133)		1,369,009

$6,289,493		$618,681		$1,048,534

Intl. Growth		Global		Global Value

2013	2012	2013	2012	2013	2012

$117,104	$206,350	$1,332,169	$(90,661)	$44,098	$81,346
335,962	(3,126)	275,645	133,098	(364,573)	(497,178)
5,836,427	4,368,609	(989,133)	7,639,103	1,369,009	1,066,650

6,289,493	4,571,833	618,681	7,681,540	1,048,534	650,818

3,055,870	7,028,920	3,133,927	7,104,383	157,388	57,342
(1,100,304)	(4,119,780)	6,868,596	(362,395)	(189,582)	(62,936)
(2,143,429)	(2,338,417)	(2,361,792)	(2,302,784)	(1,003,040)	(649,393)
(298,734)	(252,188)	(350,963)	(264,313)	(10,836)	(12,165)
(486,597)	318,535	7,289,768	4,174,891	(1,046,070)	(667,152)

5,802,896	4,890,368	7,908,449	11,856,431	2,464	(16,334)
34,853,649	29,963,281	38,223,970	26,367,539	5,480,493	5,496,827
$40,656,545	$34,853,649	$46,132,419	$38,223,970	$5,482,957	$5,480,493

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Mid Cap
	Growth

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$8,775
Mortality and expense risk charge	(21,647)
Net investment income(loss)	(12,872)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	47,856
Net realized gain(loss)	47,856

Change in unrealized appreciation/depreciation	594,746

Net increase(decrease) in net assets resulting
from operations	$629,730

	Mid Cap Growth

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(12,872)	$(13,278)
Net realized gain(loss)	47,856	(37,628)
Net change in unrealized appreciation/depreciation	594,746	(30,184)
Net increase(decrease) in net assets resulting
from operations	629,730	(81,090)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	97,677	54,263
Subaccounts transfers (including fixed account), net	121,007	2,090,836
Transfers for policyowner benefits and terminations	(255,677)	(237,470)
Policyowner maintenance charges	(5,266)	(3,799)
Net increase(decrease) from policyowner transactions	(42,259)	1,903,830

Total increase(decrease) in net assets	587,471	1,822,740
Net assets at beginning of period	1,822,740	-
Net assets at end of period	$2,410,211	$1,822,740

The accompanying notes are an integral part of these financial statements.

Summit
S&P		Russell		Nasdaq-100
MidCap		Small Cap		Index

2013		2013		2013

$666,981		$257,877		$295,051
(719,991)		(330,568)		(355,933)
(53,010)		(72,691)		(60,882)

2,334,419		1,336,092		913,242
2,351,430		1,388,483		1,827,421
4,685,849		2,724,575		2,740,663

14,457,307		8,054,733		8,650,529

$19,090,146		$10,706,617		$11,330,310

S&P MidCap		Russell Small Cap		Nasdaq-100 Index

2013	2012	2013	2012	2013	2012

$(53,010)	$(15,097)	$(72,691)	$38,995	$(60,882)	$(55,893)
4,685,849	2,539,703	2,724,575	1,773,397	2,740,663	2,827,657
14,457,307	6,311,078	8,054,733	1,952,572	8,650,529	1,823,885

19,090,146	8,835,684	10,706,617	3,764,964	11,330,310	4,595,649

3,096,963	5,486,299	2,117,247	4,384,094	2,521,741	6,499,573
5,560,787	(4,290,734)	(2,855,463)	563,740	(4,688,373)	(1,710,979)
(7,084,585)	(5,569,838)	(2,552,601)	(2,584,698)	(2,230,188)	(2,335,165)
(406,830)	(292,393)	(217,097)	(170,303)	(302,578)	(242,573)
1,166,335	(4,666,666)	(3,507,914)	2,192,833	(4,699,398)	2,210,856

20,256,481	4,169,018	7,198,703	5,957,797	6,630,912	6,806,505
60,016,048	55,847,030	30,860,638	24,902,841	34,326,481	27,519,976
$80,272,529	$60,016,048	$38,059,341	$30,860,638	$40,957,393	$34,326,481

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Summit
	EAFE
	Intl.

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,303,085
Mortality and expense risk charge	(520,884)
Net investment income(loss)	782,201

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	1,072,255
Net realized gain(loss)	1,072,255

Change in unrealized appreciation/depreciation	8,220,420

Net increase(decrease) in net assets resulting
from operations	$10,074,876

	EAFE Intl.

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$782,201	$758,045
Net realized gain(loss)	1,072,255	179,267
Net change in unrealized appreciation/depreciation	8,220,420	6,572,156
Net increase(decrease) in net assets resulting
from operations	10,074,876	7,509,468

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	3,803,786	9,932,325
Subaccounts transfers (including fixed account), net	(4,108,417)	(5,923,754)
Transfers for policyowner benefits and terminations	(3,259,879)	(3,433,929)
Policyowner maintenance charges	(454,059)	(386,916)
Net increase(decrease) from policyowner transactions	(4,018,569)	187,726

Total increase(decrease) in net assets	6,056,307	7,697,194
Net assets at beginning of period	52,998,528	45,301,334
Net assets at end of period	$59,054,835	$52,998,528

The accompanying notes are an integral part of these financial statements.

Summit
		Natural
Inflation		Resources		S&P 500

2013		2013		2013

$901,138		$-		$1,709,875
(598,476)		(339,912)		(905,273)
302,662		(339,912)		804,602

621,306		289,777		1,388,217
105,495		20,849		3,094,112
726,801		310,626		4,482,329

(6,674,777)		246,353		17,800,173

$(5,645,314)		$217,067		$23,087,104

Inflation		Natural Resources		S&P 500

2013	2012	2013	2012	2013	2012

$302,662	$540,927	$(339,912)	$(235,644)	$804,602	$597,476
726,801	271,654	310,626	850,155	4,482,329	486,241
(6,674,777)	2,492,167	246,353	552,698	17,800,173	7,603,141

(5,645,314)	3,304,748	217,067	1,167,209	23,087,104	8,686,858

5,393,600	11,459,975	2,600,111	5,470,802	4,693,773	10,121,507
1,362,092	16,792,408	12,763,966	580,605	8,253,378	(344,967)
(4,142,629)	(3,763,566)	(2,392,744)	(1,999,421)	(7,186,388)	(5,769,819)
(572,647)	(448,086)	(291,732)	(206,114)	(557,524)	(420,156)
2,040,416	24,040,731	12,679,601	3,845,872	5,203,239	3,586,565

(3,604,898)	27,345,479	12,896,668	5,013,081	28,290,343	12,273,423
65,553,723	38,208,244	29,395,934	24,382,853	71,259,014	58,985,591
$61,948,825	$65,553,723	$42,292,602	$29,395,934	$99,549,357	$71,259,014

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Zenith

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,259,367
Mortality and expense risk charge	(786,828)
Net investment income(loss)	472,539

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	3,583,393
Net realized gain(loss)	3,583,393

Change in unrealized appreciation/depreciation	16,454,550

Net increase(decrease) in net assets resulting
from operations	$20,510,482

	Zenith

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$472,539	$583,383
Net realized gain(loss)	3,583,393	1,297,122
Net change in unrealized appreciation/depreciation	16,454,550	7,722,231
Net increase(decrease) in net assets resulting
from operations	20,510,482	9,602,736

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	3,784,433	8,266,128
Subaccounts transfers (including fixed account), net	(4,577,747)	(1,836,895)
Transfers for policyowner benefits and terminations	(5,970,217)	(6,157,381)
Policyowner maintenance charges	(461,413)	(376,939)
Net increase(decrease) from policyowner transactions	(7,224,944)	(105,087)

Total increase(decrease) in net assets	13,285,538	9,497,649
Net assets at beginning of period	69,016,380	59,518,731
Net assets at end of period	$82,301,918	$69,016,380

The accompanying notes are an integral part of these financial statements.

Summit

Barclays		Growth		Mod. Growth

2013		2013		2013

$3,480,911		$140,131		$68,116
(1,330,028)		(59,110)		(29,434)
2,150,883		81,021		38,682

206,702		-		-
34,748		2,337		21,952
241,450		2,337		21,952

(7,827,727)		951,416		287,606

$(5,435,394)		$1,034,774		$348,240

Barclays		Growth		Mod. Growth

2013	2012	2013	2012	2013	2012

$2,150,883	$2,028,631	$81,021	$-	$38,682	$-
241,450	877,119	2,337	-	21,952	-
(7,827,727)	523,459	951,416	-	287,606	-

(5,435,394)	3,429,209	1,034,774	-	348,240	-

11,373,677	28,093,445	15,449,416	-	9,335,609	-
10,511,548	12,840,159	4,746,918	-	(181,945)	-
(8,149,609)	(7,644,218)	(69,090)	-	(547,262)	-
(1,405,911)	(1,127,973)	(98,472)	-	(46,799)	-
12,329,705	32,161,413	20,028,772	-	8,559,603	-

6,894,311	35,590,622	21,063,546	-	8,907,843	-
138,695,919	103,105,297	-	-	-	-
$145,590,230	$138,695,919	$21,063,546	$-	$8,907,843	$-

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Moderate

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$50,724
Mortality and expense risk charge	(18,062)
Net investment income(loss)	32,662

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	194
Net realized gain(loss)	194

Change in unrealized appreciation/depreciation	132,377

Net increase(decrease) in net assets resulting
from operations	$165,233

	Moderate

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$32,662	$-
Net realized gain(loss)	194	-
Net change in unrealized appreciation/depreciation	132,377	-
Net increase(decrease) in net assets resulting
from operations	165,233	-

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	6,326,912	-
Subaccounts transfers (including fixed account), net	59,527	-
Transfers for policyowner benefits and terminations	(22,191)	-
Policyowner maintenance charges	(31,072)	-
Net increase(decrease) from policyowner transactions	6,333,176	-

Total increase(decrease) in net assets	6,498,409	-
Net assets at beginning of period	-	-
Net assets at end of period	$6,498,409	$-

The accompanying notes are an integral part of these financial statements.

Third Avenue		Dreyfus		Scudder
				Small
Value		MidCap		Mid Value

2013		2013		2013

$648,047		$41,888		$202,748
(203,985)		(36,406)		(110,494)
444,062		5,482		92,254

-		-		-
(667,508)		220,441		3,056,843
(667,508)		220,441		3,056,843

3,469,010		812,422		389,789

$3,245,564		$1,038,345		$3,538,886

Value		MidCap		Small Mid Value

2013	2012	2013	2012	2013	2012

$444,062	$(23,223)	$5,482	$(22,309)	$92,254	$40,585
(667,508)	(1,704,506)	220,441	44,074	3,056,843	158,217
3,469,010	6,294,419	812,422	490,674	389,789	1,565,268

3,245,564	4,566,690	1,038,345	512,439	3,538,886	1,764,070

369,522	292,551	207,016	81,328	995,776	2,951,419
(407,924)	(1,154,650)	261,504	(252,697)	(11,769,658)	(1,580,140)
(3,319,148)	(2,716,480)	(398,235)	(390,669)	(810,004)	(1,143,490)
(47,022)	(50,282)	(10,818)	(9,117)	(62,954)	(109,847)
(3,404,572)	(3,628,861)	59,467	(571,155)	(11,646,840)	117,942

(159,008)	937,829	1,097,812	(58,716)	(8,107,954)	1,882,012
19,943,939	19,006,110	2,982,824	3,041,540	16,049,304	14,167,292
$19,784,931	$19,943,939	$4,080,636	$2,982,824	$7,941,350	$16,049,304

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Scudder

	Thematic

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$5,725
Mortality and expense risk charge	(4,212)
Net investment income(loss)	1,513

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	18,340
Net realized gain(loss)	18,340

Change in unrealized appreciation/depreciation	63,382

Net increase(decrease) in net assets resulting
from operations	$83,235

	Thematic

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,513	$2,040
Net realized gain(loss)	18,340	2,279
Net change in unrealized appreciation/depreciation	63,382	59,604
Net increase(decrease) in net assets resulting
from operations	83,235	63,923

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	41,559	12,383
Subaccounts transfers (including fixed account), net	(6,137)	46,605
Transfers for policyowner benefits and terminations	(84,864)	(44,977)
Policyowner maintenance charges	(1,224)	(1,143)
Net increase(decrease) from policyowner transactions	(50,666)	12,868

Total increase(decrease) in net assets	32,569	76,791
Net assets at beginning of period	449,068	372,277
Net assets at end of period	$481,637	$449,068

The accompanying notes are an integral part of these financial statements.

Neuberger Berman		T. Rowe		Pimco

Regency		Blue Chip		Total Return

2013		2013		2013

$10,507		$-		$2,698,073
(10,432)		(421,118)		(1,136,437)
75		(421,118)		1,561,636

-		-		1,067,816
62,203		2,490,017		35,927
62,203		2,490,017		1,103,743

234,434		13,057,367		(6,293,461)

$296,712		$15,126,266		$(3,628,082)

Regency		Blue Chip		Total Return

2013	2012	2013	2012	2013	2012

$75	$(1,674)	$(421,118)	$(301,380)	$1,561,636	$1,931,341
62,203	220,664	2,490,017	373,895	1,103,743	2,975,960
234,434	(132,951)	13,057,367	4,838,897	(6,293,461)	4,378,357

296,712	86,039	15,126,266	4,911,412	(3,628,082)	9,285,658

114,650	24,873	3,667,894	7,014,862	9,924,981	24,374,764
63,917	134,712	(5,388,750)	3,235,472	7,197,378	(13,759,102)
(75,155)	(75,832)	(2,566,836)	(2,239,018)	(7,960,736)	(7,771,014)
(2,641)	(1,834)	(369,609)	(272,988)	(1,059,234)	(930,059)
100,771	81,919	(4,657,301)	7,738,328	8,102,389	1,914,589

397,483	167,958	10,468,965	12,649,740	4,474,307	11,200,247
666,229	498,271	39,612,524	26,962,784	117,637,719	106,437,472
$1,063,712	$666,229	$50,081,489	$39,612,524	$122,112,026	$117,637,719

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2

FOR THE PERIODS ENDED DECEMBER 31

	Ibbotson

	Balanced

	2013
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$21,623
Mortality and expense risk charge	(8,463)
Net investment income(loss)	13,160

Realized gain(loss) on investments:
Net realized gain distributions	8,377
Net realized gain(loss) on sale of fund shares	1,248
Net realized gain(loss)	9,625

Change in unrealized appreciation/depreciation	72,800

Net increase(decrease) in net assets resulting
from operations	$95,585

	Balanced

STATEMENTS OF CHANGES IN NET ASSETS	2013	2012
Increase(decrease) in net assets from operations:
Net investment income(loss)	$13,160	$8,674
Net realized gain(loss)	9,625	31,940
Net change in unrealized appreciation/depreciation	72,800	12,284
Net increase(decrease) in net assets resulting
from operations	95,585	52,898

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	735,159	22,168
Subaccounts transfers (including fixed account), net	32,575	333,724
Transfers for policyowner benefits and terminations	(57,690)	(27,953)
Policyowner maintenance charges	(2,533)	(1,201)
Net increase(decrease) from policyowner transactions	707,511	326,738

Total increase(decrease) in net assets	803,096	379,636
Net assets at beginning of period	815,190	435,554
Net assets at end of period	$1,618,286	$815,190

The accompanying notes are an integral part of these financial statements.

	Ibbotson

Growth		Income

2013		2013

$9,527		$20,766
(7,621)		(15,537)
1,906		5,229

1,037		13,166
7,453		5,849
8,490		19,015

109,755		68,890

$120,151		$93,134

Growth		Income

2013	2012	2013	2012

$1,906	$4,012	$5,229	$7,851
8,490	43,910	19,015	33,581
109,755	10,056	68,890	53,291

120,151	57,978	93,134	94,723

42,526	205,370	33,321	6,120
(46,187)	242,689	(99,090)	194,859
(39,688)	(56,490)	(158,846)	(199,841)
(3,259)	(2,186)	(3,487)	(3,403)
(46,608)	389,383	(228,102)	(2,265)

73,543	447,361	(134,968)	92,458
815,486	368,125	1,596,141	1,503,683
$889,029	$815,486	$1,461,173	$1,596,141

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2013 AND 2012

1.  ORGANIZATION

Ameritas Variable Separate Account VA-2 (the "Account") began operations during 1987 as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company.  The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable annuity products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.  The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained.  Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series.  At December 31, 2013, there are sixty-seven subaccounts available within the Account listed as follows:

Fidelity Management & Research	Fred Alger Management, Inc.
Company (Advisor)	Alger
Fidelity (Fund Series short cite	*Balanced
*Equity-Income IC (Subaccount short cite)
*Equity-Income SC	Massachusetts Financial Services
*Equity-Income SC2	Company
*Growth IC	MFS
*Growth SC	*Strategic
*Growth SC2	(Commenced August 16, 2013)
*High Income IC	*Utilities
*High Income SC	*New Discovery
*High Income SC2	*Research
*Overseas IC	*Total Return
*Overseas SC
*Overseas SC2	Morgan Stanley Investment
*Asset Mgr. IC	Management Inc.
*Asset Mgr. SC	Van Kampen
*Asset Mgr. SC2	*Emerging Markets
*Inv. Bond IC	*Intl. Magnum
*Inv. Bond SC2	*U.S. Real Estate
*Contrafund IC
*Contrafund SC	Calvert Investment Management, Inc.
*Contrafund SC2	(See Note 3)
*Asset Mgr. Gr. IC	Calvert
*Asset Mgr. Gr. SC	*Small Cap
*Asset Mgr. Gr. SC2	*Balanced
*Mid Cap SC2	*Mid Cap
*Money Market	*Equity
(Commenced September 12, 2013)	*Income

1.  ORGANIZATION, continued

American Century Investment	The Dreyfus Corporation
Management, Inc.	Dreyfus
American Century	*MidCap
*Income & Growth
*Mid Cap Value	Deutsche Investment Management
Americas Inc.
Invesco Advisers, Inc.	Scudder
AIM	*Small Mid Value (formerly DWS Dreman
*Intl. Growth	Small Mid Cap Value VIP Portfolio, Class A)
*Global	*Thematic (formerly DWS Global
(Commenced May 1, 2009)	Thematic VIP Portfolio, Class A)
*Global Value
*Mid Cap Growth (formerly Invesco Van Kampen	Neuberger Berman Management LLC
V.I. Mid Cap Growth Fund Portfolio, Series I)	Neuberger Berman
(Commenced April 27, 2012)	*Regency

Calvert Investment Management, Inc.	T. Rowe Price Associates, Inc.
(See Note 3)	T. Rowe
Summit	*Blue Chip
*S&P MidCap
*Russell Small Cap	Pacific Investment Management
*Nasdaq-100 Index	Company LLC
*EAFE Intl.	Pimco
*Inflation	*Total Return
*Natural Resources	(Commenced May 1, 2009)
*S&P 500
*Zenith	ALPS Advisors, Inc.
*Barclays (formerly Calvert VP Barclays	Ibbotson
Capital Aggregate Bond Index Portfolio)	*Balanced
(Commenced May 3, 2010)	(Commenced April 29, 2011)
*Growth	*Growth
(Commenced May 9, 2013)	(Commenced April 29, 2011)
*Mod. Growth	*Income
(Commenced May 10, 2013)	(Commenced April 29, 2011)
*Moderate
(Commenced May 8, 2013)

Third Avenue Management LLC
Third Avenue
*Value

Note:     The above chart references the fund series and subaccount short cites from the Statement of Net Assets.

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable annuity separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends.  The value of the policyowners' units corresponds to the investment in the underlying subaccounts.  The availability of investment portfolio and subaccount options may vary between products.  Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.  Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements.  It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date.  The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values.  Each asset and liability carried at fair value is classified into one of the following categories:

•       Level 1 – Quoted market prices in active markets for identical assets or liabilities.

•       Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.

•       Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios.  As a result, and as required by law, pricing information is provided on an ongoing basis.  Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day.  On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company.  The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code.  Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account.  Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract.  Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

3.  RELATED PARTIES

Affiliates of the Company provided management, administrative and investment advisory services for the Calvert and Summit subaccounts for a fee.  These fees are reflected in the daily value of the underlying portfolio share price.  The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2013 and 2012, as follows:

	Investment Advisory Fee	Management/ Administrative Fee
Calvert:
Small Cap	0.00850	0.00050
Balanced	0.00425	0.00275
Mid Cap	0.00650	0.00250
Equity	0.00500	0.00200
Income	0.00400	0.00300
Summit:
S&P MidCap	0.00300	0.00100
Russell Small Cap	0.00350	0.00100
Nasdaq-100 Index	0.00350	0.00100
EAFE Intl.	0.00560	0.00100
Inflation	0.00500	0.00100
Natural Resources	0.00550	0.00100
S&P 500	0.00250	0.00100
Zenith	0.00640	0.00100
Barclays	0.00300	0.00100
Growth	0.00420	0.00100 (A)
Mod. Growth	0.00420	0.00100 (A)
Moderate	0.00420	0.00100 (A)

(A)  New Subaccount in 2013.

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended December 31, 2013 were as follows:

	Purchases	Sales
Fidelity:
Equity-Income IC	$2,292,478	$3,733,885
Equity-Income SC	416,806	542,849
Equity-Income SC2	2,111,619	3,237,056
Growth IC	158,776	2,778,110
Growth SC	168,585	401,521
Growth SC2	497,865	1,703,583
High Income IC	1,843,914	3,094,346
High Income SC	897,828	925,738
High Income SC2	10,398,490	3,700,912
Overseas IC	270,174	1,220,312
Overseas SC	40,797	202,480
Overseas SC2	1,086,811	2,476,294
Asset Mgr. IC	283,652	2,223,853
Asset Mgr. SC	116,780	264,999
Asset Mgr. SC2	336,884	849,547
Inv. Bond IC	1,045,861	4,953,708
Inv. Bond SC2	2,126,893	6,008,009
Contrafund IC	1,546,889	3,404,715
Contrafund SC	217,163	1,122,997
Contrafund SC2	2,319,684	9,958,007
Asset Mgr. Gr. IC	61,255	250,488
Asset Mgr. Gr. SC	3,589	27,426
Asset Mgr. Gr. SC2	159,498	318,410
Mid Cap SC2	1,514,037	13,068,875
Money Market	51,093,747	3,804,812

Alger:
Balanced	282,455	1,964,306

MFS:
Strategic	11,099,250	901,324
Utilities	3,370,912	4,398,942
New Discovery	3,371,311	2,031,194
Research	2,993,546	2,614,203
Total Return	2,437,813	495,806

Van Kampen:
Emerging Markets	7,529,352	2,530,345
Intl. Magnum	302,945	711,010
U.S. Real Estate	1,576,893	4,292,961

4.  PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Calvert:
Small Cap	$2,211,727	$2,312,696
Balanced	1,126,311	715,641
Mid Cap	511,670	465,307
Equity	598,580	1,168,110
Income	1,029,562	3,241,083

American Century:
Income & Growth	2,097,369	2,791,083
Mid Cap Value	1,617,839	1,127,872

AIM:
Intl. Growth	2,563,982	2,933,475
Global	10,136,377	1,514,440
Global Value	248,310	1,250,282
Mid Cap Growth	333,144	388,276

Summit:
S&P MidCap	12,768,183	9,320,439
Russell Small Cap	3,444,839	5,689,351
Nasdaq-100 Index	2,891,094	6,738,132
EAFE Intl.	3,044,925	6,281,293
Inflation	8,479,731	5,515,346
Natural Resources	13,622,657	993,190
S&P 500	20,294,411	12,898,353
Zenith	2,379,764	9,132,169
Barclays	20,376,113	5,688,823
Growth	20,191,843	82,050
Mod. Growth	9,635,834	1,037,550
Moderate	6,412,829	46,991

Third Avenue:
Value	1,901,907	4,862,417

Dreyfus:
MidCap	1,147,024	1,082,075

Scudder:
Small Mid Value	1,554,086	13,108,672
Thematic	76,350	125,503

Neuberger Berman:
Regency	1,023,616	922,769

T. Rowe:
Blue Chip	2,007,283	7,085,702

4.  PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Pimco:
Total Return	$16,963,858	$6,232,018

Ibbotson:
Balanced	946,276	217,228
Growth	159,408	203,074
Income	277,776	487,484

5.  FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (Inv. Income Ratio), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded).  Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets.  This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value.  Included in this category are mortality and expense charges.  During the year ended December 31, 2013, these fees range between .95 percent and 1.40 percent (annualized) of net assets.  Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded.  For this separate account, charges made through the redemption of units ranged up to $50 per policy annually, or as rider charges taken as a percent of net assets of .10 to 1.50 percent annualized, depending on the product and options selected.

Total Return – The Total Return represents the change in the unit value reported year-to-date, however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods.  These percentages do not include any expenses assessed through the redemption of units.  As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Fidelity:
Equity-Income IC
2013	45.67	78.94	380,758	24,328,384	2.41	1.25	1.40	26.37	26.56
2012	36.14	62.37	435,832	22,044,712	3.04	1.25	1.40	15.67	15.85
2011	31.24	53.84	492,827	21,568,072	2.38	1.25	1.40	(0.43)	(0.28)
2010	31.37	53.99	573,235	25,208,767	1.75	1.25	1.40	13.55	13.72
2009	27.63	47.47	677,701	26,333,095	2.23	1.25	1.40	28.40	28.59

Equity-Income SC
2013	48.14	48.14	60,518	2,913,170	2.34	0.95	0.95	26.81	26.81
2012	37.96	37.96	68,623	2,605,061	2.74	0.95	0.95	16.08	16.08
2011	32.70	32.70	91,229	2,983,537	2.15	0.95	0.95	(0.09)	(0.09)
2010	32.73	32.73	123,371	4,038,365	1.62	0.95	0.95	14.00	14.00
2009	28.71	28.71	161,998	4,651,401	2.09	0.95	0.95	28.81	28.81

Equity-Income SC2
2013	40.17	40.17	325,024	13,055,566	2.20	0.85	0.95	26.66	26.66
2012	31.71	31.71	384,142	12,182,020	2.73	0.85	0.85	16.06	16.06
2011	27.32	27.32	475,989	13,005,698	2.22	0.85	0.85	(0.19)	(0.19)
2010	27.38	27.38	546,611	14,964,232	1.50	0.85	0.85	13.95	13.95
2009	24.03	24.03	678,604	16,303,737	2.02	0.80	0.80	28.84	28.84

Growth IC
2013	66.14	93.51	216,725	18,544,710	0.28	1.25	1.40	34.45	34.65
2012	49.20	69.44	250,381	15,965,292	0.57	1.25	1.40	13.09	13.26
2011	43.50	61.31	293,222	16,505,970	0.35	1.25	1.40	(1.18)	(1.04)
2010	44.02	61.96	338,798	19,207,435	0.27	1.25	1.40	22.45	22.64
2009	35.95	50.52	383,365	17,732,241	0.42	1.25	1.40	26.51	26.70

Growth SC
2013	69.73	69.73	42,556	2,967,603	0.19	0.95	0.95	34.92	34.92
2012	51.69	51.69	46,187	2,387,171	0.47	0.95	0.95	13.46	13.46
2011	45.55	45.55	54,933	2,502,417	0.24	0.95	0.95	(0.80)	(0.80)
2010	45.92	45.92	68,339	3,138,221	0.15	0.95	0.95	22.89	22.89
2009	37.37	37.37	97,484	3,642,843	0.31	0.95	0.95	26.94	26.94

Growth SC2
2013	52.92	52.92	115,952	6,136,123	0.04	0.85	0.95	34.76	34.76
2012	39.27	39.27	142,612	5,600,208	0.33	0.85	0.85	13.43	13.43
2011	34.62	34.62	173,705	6,013,481	0.12	0.85	0.85	(0.87)	(0.87)
2010	34.92	34.92	211,717	7,394,081	0.03	0.85	0.85	22.82	22.82
2009	28.44	28.44	264,940	7,533,875	0.20	0.80	0.80	26.95	26.95

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
High Income IC
2013	17.99	43.56	259,157	7,337,225	5.52	1.25	1.40	4.48	4.63
2012	17.22	41.63	321,881	8,560,111	5.81	1.25	1.40	12.64	12.81
2011	15.29	36.90	344,826	8,168,937	7.05	1.25	1.40	2.59	2.75
2010	14.90	35.92	355,989	8,113,876	6.84	1.25	1.40	12.25	12.41
2009	13.28	31.95	507,888	10,608,962	8.18	1.25	1.40	41.96	42.18

High Income SC
2013	19.00	19.00	136,033	2,584,692	5.88	0.95	0.95	4.88	4.88
2012	18.12	18.12	144,312	2,614,536	5.33	0.95	0.95	13.11	13.11
2011	16.02	16.02	185,722	2,974,673	7.11	0.95	0.95	2.95	2.95
2010	15.56	15.56	186,822	2,906,609	6.68	0.95	0.95	12.72	12.72
2009	13.80	13.80	316,585	4,369,841	7.69	0.95	0.95	42.42	42.42

High Income SC2
2013	14.58	14.58	5,322,655	77,597,938	5.93	0.85	0.95	4.73	4.73
2012	13.92	13.92	5,114,159	71,187,097	6.25	0.85	0.85	13.00	13.00
2011	12.32	12.32	4,346,195	53,535,566	10.01	0.85	0.85	2.84	2.84
2010	11.98	11.98	1,287,653	15,422,651	4.56	0.85	0.85	12.71	12.71
2009	10.63	10.63	3,406,720	36,201,103	9.15	0.80	0.80	42.32	42.32

Overseas IC
2013	32.75	39.43	192,646	7,404,141	1.36	1.25	1.40	28.63	28.82
2012	25.46	30.61	222,929	6,661,767	1.90	1.25	1.40	19.06	19.24
2011	21.38	25.67	264,400	6,630,626	1.31	1.25	1.40	(18.31)	(18.19)
2010	26.18	31.38	316,706	9,713,510	1.37	1.25	1.40	11.55	11.71
2009	23.47	28.09	364,522	10,001,116	2.05	1.25	1.40	24.78	24.96

Overseas SC
2013	34.83	34.83	39,017	1,358,970	1.21	0.95	0.95	29.15	29.15
2012	26.97	26.97	44,436	1,198,406	1.71	0.95	0.95	19.40	19.40
2011	22.59	22.59	59,458	1,343,011	1.18	0.95	0.95	(18.01)	(18.01)
2010	27.55	27.55	75,326	2,075,076	1.13	0.95	0.95	11.93	11.93
2009	24.61	24.61	113,746	2,799,562	1.84	0.95	0.95	25.25	25.25

Overseas SC2
2013	27.14	27.14	353,326	9,590,133	1.06	0.85	0.95	28.98	28.98
2012	21.04	21.04	414,317	8,718,746	1.65	0.85	0.85	19.36	19.36
2011	17.63	17.63	493,714	8,704,593	1.13	0.85	0.85	(18.04)	(18.04)
2010	21.51	21.51	550,717	11,846,202	1.14	0.85	0.85	11.88	11.88
2009	19.23	19.23	628,891	12,091,630	1.92	0.80	0.80	25.22	25.22

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Asset Mgr. IC
2013	29.24	45.81	326,337	14,166,580	1.52	1.25	1.40	14.10	14.27
2012	25.63	40.09	375,655	14,288,851	1.46	1.25	1.40	10.91	11.08
2011	23.10	36.09	438,922	15,035,813	1.84	1.25	1.40	(3.91)	(3.77)
2010	24.04	37.50	529,768	18,845,369	1.63	1.25	1.40	12.68	12.85
2009	21.34	33.23	613,355	19,312,151	2.28	1.25	1.40	27.32	27.51

Asset Mgr. SC
2013	30.79	30.79	65,990	2,031,548	1.43	0.95	0.95	14.44	14.44
2012	26.90	26.90	71,581	1,925,560	1.37	0.95	0.95	11.36	11.36
2011	24.16	24.16	80,912	1,954,514	1.69	0.95	0.95	(3.60)	(3.60)
2010	25.06	25.06	104,546	2,619,833	1.50	0.95	0.95	13.33	13.33
2009	22.11	22.11	136,193	3,011,449	2.24	0.95	0.95	27.72	27.72

Asset Mgr. SC2
2013	24.49	24.49	112,456	2,754,400	1.26	0.85	0.95	14.29	14.29
2012	21.43	21.43	135,499	2,903,855	1.22	0.85	0.85	11.28	11.28
2011	19.26	19.26	145,470	2,801,446	1.64	0.85	0.85	(3.63)	(3.63)
2010	19.98	19.98	165,408	3,305,566	1.45	0.85	0.85	13.00	13.00
2009	17.68	17.68	176,866	3,127,875	2.12	0.80	0.80	27.74	27.74

Inv. Bond IC
2013	22.66	24.28	437,999	11,409,269	2.11	0.95	1.40	(3.14)	(2.70)
2012	23.40	24.96	597,385	15,998,717	2.24	0.95	1.40	4.42	4.89
2011	22.41	23.79	669,626	17,137,916	3.12	0.95	1.40	5.85	6.32
2010	21.17	22.38	795,201	19,255,377	3.23	0.95	1.40	6.31	6.79
2009	19.91	20.95	959,837	21,816,816	8.73	0.95	1.40	14.12	14.63

Inv. Bond SC2
2013	20.37	20.37	679,446	13,843,447	1.97	0.85	0.95	(2.96)	(2.96)
2012	21.00	21.00	883,489	18,549,709	2.10	0.85	0.85	4.71	4.71
2011	20.05	20.05	922,915	18,506,242	2.88	0.85	0.85	6.13	6.13
2010	18.89	18.89	1,146,155	21,654,361	3.10	0.85	0.85	6.64	6.64
2009	17.72	17.72	1,386,132	24,557,607	9.16	0.80	0.80	14.54	14.54

Contrafund IC
2013	56.41	62.31	400,764	24,211,880	1.08	1.25	1.40	29.47	29.66
2012	43.57	48.06	436,400	20,330,652	1.29	1.25	1.40	14.79	14.97
2011	37.96	41.80	503,508	20,419,865	0.96	1.25	1.40	(3.87)	(3.73)
2010	39.49	43.42	583,903	24,635,788	1.18	1.25	1.40	15.59	15.77
2009	34.16	37.51	703,865	25,675,809	1.34	1.25	1.40	33.83	34.03

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Contrafund SC
2013	59.52	59.52	102,721	6,113,816	0.96	0.95	0.95	29.91	29.91
2012	45.82	45.82	120,522	5,521,758	1.22	0.95	0.95	15.21	15.21
2011	39.77	39.77	138,632	5,513,164	0.85	0.95	0.95	(3.55)	(3.55)
2010	41.23	41.23	171,461	7,069,910	1.01	0.95	0.95	16.00	16.00
2009	35.54	35.54	219,712	7,809,533	1.17	0.95	0.95	34.39	34.39

Contrafund SC2
2013	50.88	50.88	1,336,003	67,981,329	0.81	0.85	0.95	29.76	29.76
2012	39.21	39.21	1,503,230	58,947,280	1.46	0.85	0.85	15.16	15.16
2011	34.05	34.05	791,378	26,948,718	0.75	0.85	0.85	(3.60)	(3.60)
2010	35.33	35.33	914,442	32,303,301	1.00	0.85	0.85	15.94	15.94
2009	30.47	30.47	1,052,323	32,063,132	1.17	0.80	0.80	34.39	34.39

Asset Mgr. Gr. IC
2013	24.62	31.04	58,686	1,686,779	1.01	1.25	1.40	20.72	20.90
2012	20.40	25.67	65,961	1,569,371	1.34	1.25	1.40	13.84	14.02
2011	17.92	22.52	78,422	1,638,411	1.58	1.25	1.40	(7.47)	(7.33)
2010	19.36	24.30	87,126	1,963,717	1.10	1.25	1.40	14.73	14.90
2009	16.88	21.15	104,424	2,042,020	1.51	1.25	1.40	31.07	31.26

Asset Mgr. Gr. SC
2013	25.87	25.87	12,402	320,876	0.89	0.95	0.95	21.18	21.18
2012	21.35	21.35	13,436	286,843	1.26	0.95	0.95	14.24	14.24
2011	18.69	18.69	16,312	304,829	1.47	0.95	0.95	(7.15)	(7.15)
2010	20.13	20.13	18,648	375,299	0.92	0.95	0.95	15.08	15.08
2009	17.49	17.49	29,092	508,769	1.34	0.95	0.95	31.54	31.54

Asset Mgr. Gr. SC2
2013	20.77	20.77	28,579	593,601	0.60	0.85	0.95	20.98	20.98
2012	17.17	17.17	36,824	632,224	1.09	0.85	0.85	14.14	14.14
2011	15.04	15.04	40,437	608,267	1.22	0.85	0.85	(7.25)	(7.25)
2010	16.22	16.22	46,778	758,632	0.69	0.85	0.85	15.04	15.04
2009	14.10	14.10	62,395	879,571	1.12	0.80	0.80	31.36	31.36

Mid Cap SC2
2013	42.32	43.19	160,455	6,933,278	0.15	0.85	1.40	33.99	34.59
2012	31.58	32.22	497,882	16,023,076	0.47	0.85	1.40	12.97	13.59
2011	27.96	28.37	359,957	10,195,147	0.02	0.85	1.40	(12.09)	(11.60)
2010	31.80	32.09	567,231	18,188,676	0.12	0.85	1.40	26.79	27.49
2009	25.08	25.17	572,320	14,402,204	0.47	0.80	1.40	26.04	29.28

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Money Market
2013	1.00	1.00	47,420,323	47,288,935	-	0.95	1.40	(0.23)	(0.18)
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Alger:
Balanced
2013	21.41	22.93	293,565	7,885,013	1.12	0.85	1.40	13.68	14.19
2012	17.68	18.83	364,454	8,500,567	1.42	0.85	1.40	4.75	5.33
2011	16.78	17.98	430,306	9,491,525	2.84	0.85	1.40	(1.36)	(0.81)
2010	16.92	18.23	511,957	11,231,890	2.55	0.85	1.40	8.81	9.40
2009	15.46	16.75	636,852	12,650,007	3.19	0.80	1.40	27.46	28.22

MFS:
Strategic
2013	10.29	10.30	984,914	10,142,281	3.24	0.95	1.40	2.14	2.31
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Utilities
2013	62.70	67.20	550,983	35,174,566	2.35	0.85	1.40	18.85	19.38
2012	49.84	52.75	583,211	31,367,042	6.76	0.85	1.40	11.90	12.52
2011	44.29	47.14	656,442	31,536,267	3.16	0.85	1.40	5.31	5.88
2010	41.83	44.77	769,352	34,986,884	3.30	0.85	1.40	12.23	12.85
2009	37.07	39.89	953,869	38,623,225	4.93	0.80	1.40	31.37	32.17

New Discovery
2013	33.21	35.37	288,808	10,020,771	-	0.85	1.40	39.56	40.19
2012	23.79	25.04	244,151	6,033,089	-	0.85	1.40	19.54	20.20
2011	19.91	20.83	297,467	6,127,894	-	0.85	1.40	(11.51)	(11.02)
2010	22.49	23.41	347,384	8,051,108	-	0.85	1.40	34.45	35.19
2009	16.73	17.32	373,458	6,414,232	-	0.80	1.40	60.92	61.89

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
MFS, continued:
Research
2013	14.73	15.11	2,188,439	33,227,368	1.97	0.85	1.40	17.30	17.83
2012	12.56	12.90	2,182,055	28,114,892	2.52	0.85	1.40	15.07	15.71
2011	10.92	11.15	1,944,220	21,652,636	1.26	0.85	1.40	(12.11)	(11.62)
2010	12.42	12.61	3,670,664	46,264,636	1.71	0.85	1.40	9.27	9.88
2009	11.37	11.48	3,762,986	43,171,751	1.85	0.80	1.40	29.04	29.82

Total Return
2013	24.97	25.70	186,570	4,785,263	1.81	0.85	1.40	17.40	17.92
2012	21.12	21.80	106,766	2,322,594	2.76	0.85	1.40	9.11	10.31
2011	19.36	19.76	125,046	2,467,941	2.68	0.85	1.40	0.14	0.91
2010	19.33	19.58	114,573	2,241,438	2.76	0.85	1.40	8.53	9.00
2009	17.81	17.96	110,858	1,990,268	2.22	0.80	1.40	16.39	17.09

Van Kampen:
Emerging Markets
2013	23.60	25.29	1,979,508	44,145,102	1.18	0.85	1.40	(2.40)	(1.96)
2012	22.44	24.18	1,750,572	39,928,290	-	0.85	1.40	18.28	18.93
2011	18.86	20.45	2,224,535	42,639,116	0.43	0.85	1.40	(19.35)	(18.90)
2010	23.26	25.35	1,589,680	38,019,699	0.61	0.85	1.40	17.38	18.02
2009	19.71	21.60	1,574,095	32,125,286	-	0.80	1.40	67.49	68.51

Intl. Magnum
2013	15.64	16.82	187,568	3,106,127	0.11	0.85	1.40	14.34	14.85
2012	13.68	14.58	213,111	3,075,787	2.06	0.85	1.40	12.26	12.88
2011	12.18	12.91	292,750	3,749,181	1.32	0.85	1.40	(5.01)	(4.49)
2010	12.83	13.52	330,306	4,435,453	2.92	0.85	1.40	4.22	4.79
2009	12.31	12.90	438,211	5,629,555	3.00	0.80	1.40	30.69	31.56

U.S. Real Estate
2013	36.61	39.21	426,860	15,862,640	1.05	0.85	1.40	0.64	1.09
2012	36.38	36.42	495,100	18,270,066	0.87	0.85	1.40	14.22	14.85
2011	31.71	31.85	526,288	16,939,608	0.84	0.85	1.40	4.45	5.03
2010	30.19	30.49	587,352	18,038,317	2.20	0.85	1.40	28.16	28.87
2009	23.43	23.79	709,524	16,938,976	3.16	0.80	1.40	26.57	27.36

Calvert:
Small Cap
2013	59.62	63.87	187,877	12,364,283	-	0.85	1.40	28.92	29.50
2012	44.35	46.25	203,287	10,381,857	-	0.85	1.40	12.44	13.06
2011	39.23	41.13	240,300	10,830,196	-	0.85	1.40	(3.37)	(2.84)
2010	40.38	42.57	284,488	13,243,780	-	0.85	1.40	35.57	36.31
2009	29.62	31.40	661,935	21,239,228	0.08	0.80	1.40	32.90	33.70

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Calvert, continued:
Balanced
2013	2.87	3.03	1,906,691	5,600,713	1.08	0.85	1.40	16.37	16.89
2012	2.46	2.53	1,934,538	4,865,429	1.20	0.85	1.40	8.97	9.57
2011	2.26	2.31	2,038,955	4,687,067	1.31	0.85	1.40	3.12	3.68
2010	2.19	2.23	2,070,265	4,597,069	1.37	0.85	1.40	10.55	11.15
2009	1.98	2.00	2,360,891	4,720,972	2.09	0.80	1.40	23.55	24.30

Mid Cap
2013	50.28	53.45	85,137	4,325,804	-	0.85	1.40	28.10	28.68
2012	39.25	39.42	93,674	3,700,490	-	0.85	1.40	15.13	15.76
2011	34.05	34.09	111,847	3,820,426	-	0.85	1.40	0.91	1.47
2010	33.56	33.78	122,237	4,117,877	-	0.85	1.40	29.65	30.36
2009	25.75	26.06	139,821	3,618,100	-	0.80	1.40	30.19	30.97

Equity
2013	27.70	29.13	191,500	5,634,005	0.08	0.85	1.40	29.24	29.82
2012	21.48	22.76	226,239	5,129,779	0.09	0.85	1.40	14.34	14.97
2011	18.79	19.80	271,724	5,363,749	-	0.85	1.40	(2.71)	(2.17)
2010	19.27	20.24	257,070	5,184,584	0.06	0.85	1.40	15.64	16.27
2009	16.66	17.41	277,278	4,808,189	0.38	0.80	1.40	32.40	33.19

Income
2013	23.80	25.06	637,525	16,120,190	2.84	0.85	1.40	(2.60)	(2.16)
2012	24.44	25.99	737,243	19,055,199	3.22	0.85	1.40	7.17	7.76
2011	22.81	24.12	865,717	20,771,939	3.80	0.85	1.40	2.48	3.04
2010	22.25	23.41	1,062,808	24,759,646	3.93	0.85	1.40	6.37	6.96
2009	20.92	21.89	1,398,215	30,483,140	4.32	0.80	1.40	19.11	19.82

American Century:
Income & Growth
2013	11.04	11.79	1,117,071	13,188,284	2.21	0.85	1.40	33.94	34.54
2012	8.24	8.91	1,205,791	10,599,218	2.07	0.85	1.40	13.15	13.77
2011	7.28	7.83	1,401,620	10,833,078	1.55	0.85	1.40	1.69	2.24
2010	7.16	7.66	1,572,327	11,893,768	1.50	0.85	1.40	12.57	13.18
2009	6.36	6.77	1,894,536	12,675,554	4.82	0.80	1.40	16.46	17.16

Mid Cap Value
2013	21.12	21.65	145,142	3,143,865	1.24	0.85	1.40	28.31	28.89
2012	15.51	16.86	121,502	2,041,210	2.03	0.85	1.40	14.71	15.34
2011	14.35	14.62	116,397	1,695,775	1.34	0.85	1.40	(2.07)	(1.53)
2010	14.65	14.84	127,321	1,885,287	2.37	0.85	1.40	17.60	18.25
2009	12.48	12.55	91,490	1,146,007	4.01	0.80	1.40	28.14	28.91

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
AIM:
Intl. Growth
2013	36.50	37.22	1,087,955	40,656,545	1.24	0.85	1.40	17.36	17.89
2012	31.10	31.72	1,099,799	34,853,649	1.51	0.85	1.40	13.92	14.55
2011	27.30	27.69	1,083,001	29,963,281	0.25	0.85	1.40	(8.03)	(7.53)
2010	29.68	29.94	94,655	2,828,299	2.43	0.85	1.40	11.30	11.91
2009	26.67	26.76	65,221	1,742,956	2.04	0.80	1.40	33.37	34.17

Global
2013	16.45	16.79	2,737,592	46,132,419	4.06	0.85	1.40	1.29	1.74
2012	16.24	16.57	2,308,377	38,223,970	0.59	0.85	1.40	26.34	27.03
2011	12.86	13.04	2,022,448	26,367,539	5.78	0.85	1.40	(7.80)	(7.29)
2010	13.94	14.07	486,150	6,836,946	2.84	0.85	1.40	15.89	16.52
2009	12.03	12.08	1,278,479	15,434,499	-	0.80	1.40	34.30	42.06

Global Value
2013	18.37	19.75	302,122	5,482,957	1.87	0.85	1.40	20.81	21.35
2012	14.49	15.20	366,108	5,480,493	2.51	0.85	1.40	12.16	12.78
2011	12.85	13.55	414,342	5,496,827	3.37	0.85	1.40	(12.12)	(11.64)
2010	14.54	15.42	463,178	6,972,832	1.92	0.85	1.40	9.41	10.01
2009	13.21	14.10	562,744	7,725,183	7.27	0.80	1.40	14.39	15.07

Mid Cap Growth
2013	5.25	5.29	456,351	2,410,211	0.42	0.85	1.40	35.12	35.72
2012	3.88	3.90	467,992	1,822,740	-	0.85	1.40	(2.65)	(2.29)
2011	-	-	-	-	-	-	-	-	-
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Summit:
S&P MidCap
2013	28.45	30.11	2,701,724	80,272,529	0.94	0.85	1.40	30.98	31.57
2012	21.72	23.31	2,670,184	60,016,048	0.95	0.85	1.40	15.67	16.31
2011	18.78	20.04	2,890,381	55,847,030	0.73	0.85	1.40	(3.59)	(3.06)
2010	19.48	20.67	2,415,862	47,660,584	1.07	0.85	1.40	24.24	24.92
2009	15.68	16.55	562,867	9,119,813	0.91	0.80	1.40	34.49	35.33

Russell Small Cap
2013	20.98	23.21	1,689,359	38,059,341	0.75	0.85	1.40	35.98	36.59
2012	15.43	16.52	1,870,835	30,860,638	1.04	0.85	1.40	13.89	14.52
2011	13.55	14.43	1,728,186	24,902,841	0.41	0.85	1.40	(6.20)	(5.68)
2010	14.44	15.30	2,733,011	41,789,631	0.86	0.85	1.40	24.34	25.02
2009	11.62	12.23	385,031	4,718,016	0.58	0.80	1.40	24.45	25.20

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Nasdaq-100 Index
2013	8.57	9.08	4,447,908	40,957,393	0.78	0.85	1.40	34.17	34.77
2012	6.38	6.87	5,027,305	34,326,481	0.72	0.85	1.40	15.98	16.62
2011	5.51	5.89	4,698,115	27,519,976	0.26	0.85	1.40	1.59	2.16
2010	5.42	5.76	5,499,465	31,519,722	0.30	0.85	1.40	17.95	18.60
2009	4.59	4.86	1,242,891	5,945,769	0.09	0.80	1.40	51.38	52.29

EAFE Intl.
2013	90.79	93.07	631,451	59,054,835	2.33	0.85	1.40	19.07	19.60
2012	76.25	78.25	677,970	52,998,528	2.41	0.85	1.40	15.69	16.33
2011	65.92	67.26	674,035	45,301,334	2.28	0.85	1.40	(13.92)	(13.44)
2010	76.58	77.71	740,955	57,540,147	2.21	0.85	1.40	5.24	5.81
2009	72.77	73.44	8,320	609,925	2.75	0.80	1.40	26.08	26.84

Inflation
2013	59.56	61.06	1,009,415	61,948,825	1.39	0.85	1.40	(8.70)	(8.28)
2012	65.23	66.94	980,044	65,553,723	1.88	0.85	1.40	6.22	6.81
2011	61.41	62.67	610,225	38,208,244	2.45	0.85	1.40	8.89	9.48
2010	56.40	57.24	253,746	14,503,864	1.53	0.85	1.40	4.85	5.43
2009	53.79	54.30	418,491	22,703,692	0.48	0.80	1.40	6.13	6.77

Natural Resources
2013	49.19	50.47	834,112	42,292,602	-	0.85	1.40	(0.67)	(0.23)
2012	49.52	50.85	578,932	29,395,934	0.02	0.85	1.40	3.44	4.01
2011	47.88	48.89	499,380	24,382,853	0.36	0.85	1.40	(11.37)	(10.88)
2010	54.02	54.86	352,601	19,322,672	0.55	0.85	1.40	15.60	16.23
2009	46.73	47.20	59,146	2,784,184	0.30	0.80	1.40	29.26	30.03

S&P 500
2013	124.14	126.99	785,272	99,549,357	1.93	0.85	1.40	30.04	30.63
2012	95.46	97.66	733,014	71,259,014	1.87	0.85	1.40	13.94	14.57
2011	83.78	85.24	694,857	58,985,591	2.06	0.85	1.40	0.32	0.88
2010	83.51	84.50	345,274	28,987,319	1.40	0.85	1.40	13.10	13.72
2009	73.84	74.31	421,665	31,221,060	1.94	0.80	1.40	24.36	25.11

Zenith
2013	98.98	101.25	814,262	82,301,918	1.64	0.85	1.40	30.54	31.13
2012	75.82	77.57	894,730	69,016,380	1.89	0.85	1.40	15.42	16.06
2011	65.69	66.84	894,827	59,518,731	1.80	0.85	1.40	(3.04)	(2.51)
2010	67.76	68.56	1,324,743	90,568,752	1.44	0.85	1.40	10.05	10.66
2009	61.57	61.95	1,596,210	98,738,233	2.14	0.80	1.40	23.66	24.41

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Barclays
2013	56.20	57.12	2,542,200	145,590,230	2.41	0.85	1.40	(4.15)	(3.72)
2012	58.63	59.48	2,332,547	138,695,919	2.52	0.85	1.40	2.38	2.95
2011	57.26	57.77	1,785,050	103,105,297	2.84	0.85	1.40	6.89	7.48
2010	53.57	53.75	1,131,014	60,788,845	2.70	0.85	1.40	2.61	3.39
2009	-	-	-	-	-	-	-	-	-

Growth
2013	15.89	15.89	1,325,834	21,063,546	1.45	0.95	0.95	4.93	4.93
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Mod. Growth
2013	15.49	15.49	574,992	8,907,843	1.40	0.95	0.95	2.46	2.46
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Moderate
2013	15.20	15.20	427,565	6,498,409	1.72	0.95	0.95	0.65	0.65
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Third Avenue:
Value
2013	30.97	32.77	603,719	19,784,931	3.27	0.85	1.40	17.32	17.85
2012	26.40	28.35	716,767	19,943,939	0.87	0.85	1.40	25.56	26.25
2011	21.02	22.46	861,360	19,006,110	1.66	0.85	1.40	(22.40)	(21.97)
2010	27.09	28.78	1,053,919	29,835,841	3.26	0.85	1.40	12.49	13.10
2009	24.08	25.44	1,747,581	43,930,137	-	0.80	1.40	43.34	44.20

Dreyfus:
Zenith
2013	30.36	31.90	127,531	4,080,636	1.14	0.85	1.40	32.83	33.43
2012	22.85	24.24	124,230	2,982,824	0.23	0.85	1.40	17.68	18.33
2011	19.42	20.49	150,094	3,041,540	0.36	0.85	1.40	(1.19)	(0.65)
2010	19.65	20.62	174,799	3,564,736	0.94	0.85	1.40	25.19	25.87
2009	15.70	16.38	155,799	2,536,202	1.00	0.80	1.40	33.45	34.25

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Scudder:
Small Mid Value
2013	16.91	17.33	457,314	7,941,350	1.73	0.85	1.40	33.37	33.97
2012	12.68	13.01	1,235,282	16,049,304	1.15	0.85	1.40	12.18	12.80
2011	11.30	11.53	1,229,887	14,167,292	0.74	0.85	1.40	(7.38)	(6.86)
2010	12.20	12.39	633,725	7,839,813	1.96	0.85	1.40	21.36	22.03
2009	10.05	10.15	1,603,658	16,266,347	1.49	0.80	1.40	27.91	28.67

Thematic
2013	10.94	11.22	42,869	481,637	1.32	0.85	1.40	20.38	20.92
2012	9.09	9.33	48,325	449,068	1.41	0.85	1.40	16.94	17.59
2011	7.77	7.93	47,064	372,277	0.61	0.85	1.40	(15.57)	(15.11)
2010	9.20	9.34	48,451	451,693	1.02	0.85	1.40	12.08	12.70
2009	8.21	8.29	49,158	406,752	1.15	0.80	1.40	41.83	42.68

Neuberger Berman:
Regency
2013	21.69	22.82	46,770	1,063,712	1.01	0.85	1.40	35.31	35.76
2012	16.03	16.90	39,518	666,229	0.67	0.85	1.40	13.89	14.55
2011	14.07	14.76	33,942	498,271	0.02	0.85	1.40	(7.77)	(7.28)
2010	15.71	15.92	2,195,326	34,916,744	1.33	0.85	1.40	24.44	25.12
2009	12.62	12.72	44,140	558,689	2.05	0.80	1.40	44.53	45.40

T. Rowe:
Blue Chip
2013	17.17	17.61	2,831,682	50,081,489	-	0.85	1.40	38.90	39.52
2012	12.36	12.69	3,125,354	39,612,524	-	0.85	1.40	16.26	16.91
2011	10.63	10.85	2,486,804	26,962,784	-	0.85	1.40	(0.04)	0.52
2010	10.64	10.80	3,045,170	32,852,504	-	0.85	1.40	14.39	15.02
2009	9.30	9.39	6,262,158	58,753,761	-	0.80	1.40	39.83	40.66

Pimco:
Total Return
2013	12.98	13.26	9,177,015	122,112,026	2.21	0.85	1.40	(3.32)	(2.89)
2012	13.43	13.71	8,588,316	117,637,719	2.58	0.85	1.40	8.08	8.66
2011	12.42	12.62	8,442,455	106,437,472	2.64	0.85	1.40	2.17	2.74
2010	12.16	12.28	5,780,894	70,941,315	2.42	0.85	1.40	6.61	7.19
2009	11.40	11.46	5,663,280	64,860,419	2.99	0.80	1.40	7.89	9.20

5.  FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.	Expenses as a
	Unit			Net Assets	Income	% of Average		Total
	Value ($)		Units	($)	Ratio %	Net Assets		Return %
	Min	Max				Min	Max	Min	Max
Ibbotson:
Balanced
2013	12.04	12.21	132,793	1,618,286	2.41	0.85	1.40	10.31	10.84
2012	10.91	11.01	74,070	815,190	2.39	0.85	1.40	9.28	9.88
2011	9.99	10.02	43,475	435,554	0.90	0.85	1.40	(7.54)	(7.20)
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Growth
2013	11.79	11.95	74,480	889,029	1.15	0.85	1.40	14.97	15.48
2012	10.26	10.35	78,814	815,486	1.70	0.85	1.40	11.35	11.96
2011	9.24	9.25	39,837	368,125	1.24	0.85	1.40	(11.05)	(1.12)
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

Income
2013	12.00	12.15	120,386	1,461,173	1.33	0.85	1.40	5.84	6.34
2012	11.33	11.44	139,774	1,596,141	1.50	0.85	1.40	6.37	6.96
2011	10.65	10.69	140,711	1,503,683	0.74	0.85	1.40	(4.27)	(3.92)
2010	-	-	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-	-	-

6.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2013	2012
Fidelity:
Equity-Income IC
Units issued	107,508	126,977
Units redeemed	(162,582)	(183,972)
Net increase(decrease)	(55,074)	(56,995)

Equity-Income SC
Units issued	18,948	21,479
Units redeemed	(27,053)	(44,085)
Net increase(decrease)	(8,105)	(22,606)

Equity-Income SC2
Units issued	442,588	562,618
Units redeemed	(501,706)	(654,465)
Net increase(decrease)	(59,118)	(91,847)

Growth IC
Units issued	41,165	51,400
Units redeemed	(74,821)	(94,241)
Net increase(decrease)	(33,656)	(42,841)

Growth SC
Units issued	10,296	9,831
Units redeemed	(13,927)	(18,577)
Net increase(decrease)	(3,631)	(8,746)

Growth SC2
Units issued	129,114	153,873
Units redeemed	(155,774)	(184,966)
Net increase(decrease)	(26,660)	(31,093)

High Income IC
Units issued	401,855	432,708
Units redeemed	(464,579)	(455,653)
Net increase(decrease)	(62,724)	(22,945)

High Income SC
Units issued	239,717	265,712
Units redeemed	(247,996)	(307,122)
Net increase(decrease)	(8,279)	(41,410)

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
Fidelity, continued:
High Income SC2
Units issued	19,911,457	19,207,170
Units redeemed	(19,702,961)	(18,439,206)
Net increase(decrease)	208,496	767,964

Overseas IC
Units issued	76,003	90,974
Units redeemed	(106,286)	(132,445)
Net increase(decrease)	(30,283)	(41,471)

Overseas SC
Units issued	14,936	20,950
Units redeemed	(20,355)	(35,972)
Net increase(decrease)	(5,419)	(15,022)

Overseas SC2
Units issued	540,696	659,126
Units redeemed	(601,687)	(738,523)
Net increase(decrease)	(60,991)	(79,397)

Asset Mgr. IC
Units issued	16,388	25,563
Units redeemed	(65,706)	(88,830)
Net increase(decrease)	(49,318)	(63,267)

Asset Mgr. SC
Units issued	6,074	3,937
Units redeemed	(11,665)	(13,268)
Net increase(decrease)	(5,591)	(9,331)

Asset Mgr. SC2
Units issued	35,403	63,169
Units redeemed	(58,446)	(73,140)
Net increase(decrease)	(23,043)	(9,971)

Inv. Bond IC
Units issued	214,675	312,585
Units redeemed	(374,061)	(384,826)
Net increase(decrease)	(159,386)	(72,241)

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
Fidelity, continued:
Inv. Bond SC2
Units issued	945,855	1,220,050
Units redeemed	(1,149,898)	(1,259,476)
Net increase(decrease)	(204,043)	(39,426)

Contrafund IC
Units issued	170,312	163,549
Units redeemed	(205,948)	(230,657)
Net increase(decrease)	(35,636)	(67,108)

Contrafund SC
Units issued	46,569	47,631
Units redeemed	(64,370)	(65,741)
Net increase(decrease)	(17,801)	(18,110)

Contrafund SC2
Units issued	3,722,360	2,955,689
Units redeemed	(3,889,587)	(2,243,837)
Net increase(decrease)	(167,227)	711,852

Asset Mgr. Gr. IC
Units issued	23,192	31,181
Units redeemed	(30,467)	(43,642)
Net increase(decrease)	(7,275)	(12,461)

Asset Mgr. Gr. SC
Units issued	585	3,206
Units redeemed	(1,619)	(6,082)
Net increase(decrease)	(1,034)	(2,876)

Asset Mgr. Gr. SC2
Units issued	12,124	8,489
Units redeemed	(20,369)	(12,102)
Net increase(decrease)	(8,245)	(3,613)

Mid Cap SC2
Units issued	821,838	1,622,543
Units redeemed	(1,159,265)	(1,484,618)
Net increase(decrease)	(337,427)	137,925

Money Market
Units issued	63,486,877	-
Units redeemed	(16,066,554)	-
Net increase(decrease)	47,420,323	-

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
Alger:
Balanced
Units issued	97,410	125,018
Units redeemed	(168,299)	(190,870)
Net increase(decrease)	(70,889)	(65,852)

MFS:
Strategic
Units issued	1,309,790	-
Units redeemed	(324,876)	-
Net increase(decrease)	984,914	-

Utilities
Units issued	386,669	411,165
Units redeemed	(418,897)	(484,396)
Net increase(decrease)	(32,228)	(73,231)

New Discovery
Units issued	366,198	278,301
Units redeemed	(321,541)	(331,617)
Net increase(decrease)	44,657	(53,316)

Research
Units issued	8,551,844	8,693,503
Units redeemed	(8,545,460)	(8,455,668)
Net increase(decrease)	6,384	237,835

Total Return
Units issued	210,787	82,384
Units redeemed	(130,983)	(100,664)
Net increase(decrease)	79,804	(18,280)

Van Kampen:
Emerging Markets
Units issued	6,134,236	6,548,007
Units redeemed	(5,905,300)	(7,021,970)
Net increase(decrease)	228,936	(473,963)

Intl. Magnum
Units issued	224,133	261,176
Units redeemed	(249,676)	(340,815)
Net increase(decrease)	(25,543)	(79,639)

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
Van Kampen, continued:
U.S. Real Estate
Units issued	331,280	385,945
Units redeemed	(399,520)	(417,133)
Net increase(decrease)	(68,240)	(31,188)

Calvert:
Small Cap
Units issued	111,968	135,538
Units redeemed	(127,378)	(172,551)
Net increase(decrease)	(15,410)	(37,013)

Balanced
Units issued	858,807	929,349
Units redeemed	(886,654)	(1,033,766)
Net increase(decrease)	(27,847)	(104,417)

Mid Cap
Units issued	-	-
Units redeemed	(8,537)	(18,173)
Net increase(decrease)	(8,537)	(18,173)

Equity
Units issued	144,894	241,981
Units redeemed	(179,633)	(287,466)
Net increase(decrease)	(34,739)	(45,485)

Income
Units issued	769,085	847,639
Units redeemed	(868,803)	(976,113)
Net increase(decrease)	(99,718)	(128,474)

American Century:
Income & Growth
Units issued	1,520,929	1,748,773
Units redeemed	(1,609,649)	(1,944,602)
Net increase(decrease)	(88,720)	(195,829)

Mid Cap Value
Units issued	302,206	194,359
Units redeemed	(278,566)	(189,254)
Net increase(decrease)	23,640	5,105

AIM:
Intl. Growth
Units issued	4,219,012	4,487,248
Units redeemed	(4,230,856)	(4,470,450)
Net increase(decrease)	(11,844)	16,798

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
AIM, continued:
Global
Units issued	10,151,578	9,347,005
Units redeemed	(9,722,363)	(9,061,076)
Net increase(decrease)	429,215	285,929

Global Value
Units issued	300,412	363,818
Units redeemed	(364,398)	(412,052)
Net increase(decrease)	(63,986)	(48,234)

Mid Cap Growth
Units issued	452,913	940,997
Units redeemed	(464,554)	(473,005)
Net increase(decrease)	(11,641)	467,992

Summit:
S&P MidCap
Units issued	6,191,901	5,747,467
Units redeemed	(6,160,361)	(5,967,664)
Net increase(decrease)	31,540	(220,197)

Russell Small Cap
Units issued	5,283,899	5,609,989
Units redeemed	(5,465,375)	(5,467,340)
Net increase(decrease)	(181,476)	142,649

Nasdaq-100 Index
Units issued	16,630,170	17,856,116
Units redeemed	(17,209,567)	(17,526,926)
Net increase(decrease)	(579,397)	329,190

EAFE Intl.
Units issued	2,489,161	2,785,039
Units redeemed	(2,535,680)	(2,781,104)
Net increase(decrease)	(46,519)	3,935

Inflation
Units issued	3,696,233	3,136,793
Units redeemed	(3,666,862)	(2,766,974)
Net increase(decrease)	29,371	369,819

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
Summit, continued:
Natural Resources
Units issued	2,905,443	2,162,350
Units redeemed	(2,650,263)	(2,082,798)
Net increase(decrease)	255,180	79,552

S&P 500
Units issued	2,118,600	2,033,643
Units redeemed	(2,066,342)	(1,995,486)
Net increase(decrease)	52,258	38,157

Zenith
Units issued	2,192,684	2,359,278
Units redeemed	(2,273,152)	(2,359,375)
Net increase(decrease)	(80,468)	(97)

Barclays
Units issued	10,226,347	9,087,396
Units redeemed	(10,016,694)	(8,539,899)
Net increase(decrease)	209,653	547,497

Growth
Units issued	1,432,247	-
Units redeemed	(106,413)	-
Net increase(decrease)	1,325,834	-

Mod. Growth
Units issued	649,507	-
Units redeemed	(74,515)	-
Net increase(decrease)	574,992	-

Moderate
Units issued	431,150	-
Units redeemed	(3,585)	-
Net increase(decrease)	427,565	-

Third Avenue:
Value
Units issued	647,752	795,157
Units redeemed	(760,800)	(939,750)
Net increase(decrease)	(113,048)	(144,593)

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
Dreyfus:
MidCap
Units issued	152,931	147,112
Units redeemed	(149,630)	(172,976)
Net increase(decrease)	3,301	(25,864))

Scudder:
Small Mid Value
Units issued	2,321,245	4,791,602
Units redeemed	(3,099,213)	(4,786,207)
Net increase(decrease)	(777,968)	5,395

Thematic
Units issued	31,147	45,662
Units redeemed	(36,603)	(44,401)
Net increase(decrease)	(5,456)	1,261

Neuberger Berman:
Regency
Units issued	166,437	64,423
Units redeemed	(159,185)	(58,847)
Net increase(decrease)	7,252	5,576

T. Rowe:
Blue Chip
Units issued	11,072,125	11,190,353
Units redeemed	(11,365,797)	(10,551,803)
Net increase(decrease)	(293,672)	638,550

Pimco:
Total Return
Units issued	33,224,068	32,793,579
Units redeemed	(32,635,369)	(32,647,718)
Net increase(decrease)	588,699	145,861

Ibbotson:
Balanced
Units issued	119,157	93,198
Units redeemed	(60,434)	(62,603)
Net increase(decrease)	58,723	30,595

6.  CHANGES IN UNITS OUTSTANDING, continued

	2013	2012
Ibbotson, continued:
Growth
Units issued	29,232	76,002
Units redeemed	(33,566)	(37,025)
Net increase(decrease)	(4,334)	38,977

Income
Units issued	57,392	61,738
Units redeemed	(76,780)	(62,675)
Net increase(decrease)	(19,388)	(937)

INDEPENDENT AUDITORS' REPORT

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

We have audited the accompanying statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company, which comprise the balance sheets – statutory basis as of December 31, 2013 and 2012, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2013 and the related notes to the statutory basis financial statements.

Management’s Responsibility for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by Ameritas Life Insurance Corp. using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory basis financial statements and accounting principles generally accepted in the United States of America are described in Note 15.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Ameritas Life Insurance Corp. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory basis financial statements.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 26, 2014

AMERITAS LIFE INSURANCE CORP.

Balance Sheets – Statutory Basis

(in thousands, except shares)

	December 31
ADMITTED ASSETS	2013	2012
Bonds	$1,964,005	$1,692,490
Preferred stocks	5,194	8,039
Common stocks	1,249,111	1,041,799
Mortgage loans	543,066	569,496
Real estate:
Properties occupied by the company	21,964	22,684
Properties held for the production of income	24,785	29,962
Properties held for sale	4,529	697
Cash, cash equivalents, and short-term investments	88,419	76,332
Loans on insurance contracts	104,476	97,236
Other investments	95,301	100,495
Total Cash and Invested Assets	4,100,850	3,639,230

Investment income due and accrued	24,444	24,300
Deferred and uncollected premiums	42,467	35,531
Federal income tax recoverable - affiliates	3,759	10,165
Net deferred income tax asset	36,555	37,498
Other admitted assets	29,104	29,185
Separate account assets	4,950,588	4,222,023
Total Admitted Assets	$9,187,767	$7,997,932

LIABILITIES, CAPITAL AND SURPLUS

Reserves for life, accident and health policies	$2,274,840	$2,042,509
Deposit-type funds	216,463	210,599
Reserves for unpaid claims	47,586	42,865
Dividends payable to policyholders	8,538	8,471
Interest maintenance reserve	10,179	8,538
Accrued commissions, expenses and insurance taxes	50,289	55,813
Accrued separate account transfers	(66,681)	(63,367)
Asset valuation reserve	73,257	64,266
Liabilities for employee benefits	57,017	45,489
Other liabilities	63,895	62,309
Separate account liabilities	4,950,588	4,222,023
Total Liabilities	7,685,971	6,699,515

Common stock, par value $0.10 per share; 25,000,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid in capital	457,438	457,438
Unassigned surplus	1,041,858	838,479
Total Capital and Surplus	1,501,796	1,298,417
Total Liabilities, Capital and Surplus	$9,187,767	$7,997,932

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.

Summary of Operations and Changes in Capital and Surplus – Statutory Basis

(in thousands)

	Years Ended December 31
	2013	2012	2011

Premiums and Other Revenue

Premium income	$1,623,295	$1,494,912	$1,265,260
Net investment income	140,322	130,625	162,405
Commissions and expense allowances on reinsurance ceded	10,374	8,451	3,136
Income from fees associated with separate accounts	35,865	31,219	29,570
Miscellaneous income	15,144	15,922	12,236
Total Premiums and Other Revenue	1,825,000	1,681,129	1,472,607

Expenses

Benefits to policyholders	1,196,934	1,071,445	1,043,317
Change in reserves for life, accident and health policies	237,708	196,594	83,696
Commissions	93,599	81,718	62,384
General insurance expenses	244,852	220,957	177,670
Taxes, licenses and fees	25,458	25,437	20,410
Net transfers (from) to separate accounts	(20,767)	79,085	31,233
Total Expenses	1,777,784	1,675,236	1,418,710

Gain from Operations before Dividends, Federal Income Tax Expense (Benefit) and Net Realized Capital Gains (Losses)

	47,216	5,893	53,897
Dividends to policyholders	8,596	8,430	8,321

Gain (Loss) from Operations before Federal Income Tax Expense (Benefit) and Net Realized Capital Gains (Losses)

	38,620	(2,537)	45,576
Federal income tax expense (benefit)	(17,065)	(4,280)	18,393

Gain from Operations before Net Realized Capital Gains (Losses)

	55,685	1,743	27,183
Net realized capital gains (losses), net of taxes	9,263	(1,715)	(996)

Net Income

	64,948	28	26,187

Change in special surplus - additional deferred tax asset	-	-	782

Unassigned surplus

Change in net unrealized capital gains, net of taxes	140,780	17,084	27,432
Change in net deferred income taxes	(5,890)	18,223	18,322
Change in non-admitted assets	28,995	(14,498)	(21,562)
Change in asset valuation reserve	(8,991)	(12,265)	(2,669)
Change in liability for reinsurance in unauthorized companies	20	(20)	-
Change in minimum pension liability, net of tax	1,528	(759)	(1,183)
Unrecognized actuarial losses, net of tax	(2,864)	-	-
Correction of errors (Note 1)	4,853	(8,524)	(9,038)
Dividends paid to stockholder	(20,000)	(50,000)	(20,000)

Net Change in Capital and Surplus

	203,379	(50,731)	18,271

Capital and Surplus at the Beginning of the Year

	1,298,417	1,349,148	1,330,877
Capital and Surplus at the End of Year	$1,501,796	$1,298,417	$1,349,148

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.

Statements of Cash Flows – Statutory Basis

(in thousands)

	Years Ended December 31

	2013

		2012	2011
OPERATING ACTIVITIES
Premium collected net of reinsurance	$1,620,328	$1,484,190	$1,260,871
Net investment income received	134,942	128,972	165,308
Miscellaneous income	61,205	55,325	44,878
Benefits paid to policyholders	(1,191,552)	(1,061,904)	(1,040,033)
Net transfers from (to) separate accounts	17,453	(78,022)	(20,621)
Commissions, expenses and taxes paid	(371,771)	(324,225)	(241,521)
Dividends paid to policyholders	(8,529)	(8,399)	(8,465)
Federal income taxes received (paid)	13,916	2,222	(38,273)
Net Cash from Operating Activities	275,992	198,159	122,144

INVESTING ACTIVITIES

Proceeds from investments sold, matured or repaid	520,846	472,367	393,214
Cost of investments acquired	(781,229)	(633,388)	(462,054)
Net change in loans on insurance contracts	(7,762)	(2,990)	4,069
Net Cash from Investing Activities	(268,145)	(164,011)	(64,771)

FINANCING AND MISCELLANEOUS ACTIVITIES

Change in deposit-type funds	5,864	4,617	7,480
Dividends to stockholder	(20,000)	(50,000)	(20,000)
Other miscellaneous, net	18,376	(31,793)	32,670
Net Cash from Financing and Miscellaneous Activities	4,240	(77,176)	20,150

Net Change in Cash, Cash Equivalents and Short-Term Investments	12,087	(43,028)	77,523

Cash, Cash Equivalents and Short-Term Investments – Beginning of Year	76,332	119,360	41,837

Cash, Cash Equivalents and Short-Term Investments – End of Year	$88,419	$76,332	$119,360

Non-cash transactions from investing activities:
Conversion of mortgage loans to real estate	4,683	-	-
Mortgage loans acquired as distribution – affiliate (Note 5)	2,169	-	-

The accompanying notes are an integral part of these statutory basis financial statements.

Ameritas Life Insurance Corp.

Notes to Financial Statements – Statutory Basis

For the Years Ended December 31, 2013, 2012 and 2011

(in thousands, except for shares)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. (“the Company” or “Ameritas Life”), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company (“AHC”), which is a wholly owned subsidiary of Ameritas Mutual Holding Company (“AMHC”).  AMHC is a mutual insurance holding company.  Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company.  AHC also wholly owns Ameritas Investment Partners, Inc (formerly Summit Investment Advisors, Inc., now “AIP”), an advisor providing investment management services to the Company, Ameritas Mortgage Funding, Inc. (“AMFI”), a mortgage banking business, and owns 19.1% of Paycor, Inc., a payroll processing company.

The Company wholly owns Acacia Life Insurance Company (“Acacia”), a District of Columbia domiciled life insurance subsidiary, The Union Central Life Insurance Company (“Union Central”), a Nebraska domiciled life insurance subsidiary, Ameritas Life Insurance Corp. of New York (“Ameritas-NY”), a New York domiciled life insurance subsidiary, BNL Financial Corporation (“BNL Financial”), a holding company (dissolved December 31, 2012), and Brokers National Life Assurance Company (“BNL Assurance”) (distributed to the Company as a result of BNL Financial’s dissolution December 31, 2012), an Arkansas domiciled life insurance company.  Effective March 31, 2013, the Company sold its 100% common stock ownership in BNL Assurance to Aurigen USA Holdings Inc.  Ameritas also owns 100% (85% prior to August 23, 2013 and 80% prior to April 30, 2013) of Ameritas Investment Corp. (“AIC”), a broker dealer, and the remaining ownership of 15% prior to August 23, 2013 and 20% prior to April 30, 2013 was with Centralife Annuities Services, Inc., a wholly owned subsidiary of Aviva USA.  Acacia is a 100% owner of Calvert Investments, Inc. (“Calvert”), a provider of investment advisory, management and administrative services to the Calvert Group of mutual funds, and Griffin Realty, LLC (“Griffin”), a real estate investment company. Effective October 31, 2013, the Company and Acacia sold Acacia Federal Savings Bank (“AFSB”), a thrift chartered institution, to Stifel Bank & Trust (see Note 5 – Information Concerning Parent, Subsidiaries and Affiliates).

Effective October 1, 1998 (“the Effective Date”) the Company formed a closed block (“the Closed Block”) of policies, under an arrangement approved by the Insurance Department of the State of Nebraska (“the Department”) to provide for dividends on policies that were in force on the Effective Date and which were within the classes of individual policies for which the Company had a dividend scale in effect on the Effective Date. The Closed Block was designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the Effective Date, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension, and retirement contracts. The Company and its subsidiaries operate in all 50 states and the District of Columbia.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Department.

Accounting practices and procedures of the National Association of Insurance Commissioners (“NAIC”) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (“NAIC SAP”) other than accounting principles generally accepted in the United States of America (“GAAP”).

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.  Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (“OTTI”).

Current NAIC SAP practices vary from GAAP.  The more significant variances between NAIC SAP and GAAP are as follows:

Investments

Under NAIC SAP, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus.  Changes in the value of bonds up to amortized cost that are assigned a rating of “6” by the NAIC are reported directly in surplus.  Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications.  Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost.  Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.  Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value.  If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value.  Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value.  If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class.  If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value.  If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows.  Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value.  If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Investments in unaffiliated common stocks are carried at fair value.  Changes in the value of common stocks are reported as a change in net unrealized gains or losses on investments, a component of unassigned surplus.  Under GAAP, investments in unaffiliated common stocks are designated as available-for-sale or trading and carried at fair value with net unrealized gains and losses reported in other comprehensive income if designated as available-for-sale and reported in income if designated as trading.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 and P3 or above.  Preferred stocks with NAIC designations of RP4 and P4 or below are carried at the lower of cost or fair value.  Under GAAP, preferred stocks would be designated at purchase as available-for-sale; under this designation preferred stocks would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property.  Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Investments in limited partnerships, limited liability companies, and joint venture investments are accounted for on the GAAP equity method for NAIC SAP, while under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control unless consolidation is required under variable interest entity guidance.

Under NAIC SAP, valuation allowances are established through the asset valuation reserve (“AVR”) for mortgage loans based on factors applied to different categories of loans based on payment history and type of underlying real estate.  Under GAAP, valuation allowances would be established through a charge to realized loss as losses are estimated to have occurred.  Loan losses are charged against the allowance when management believes the uncollectibility of the loan balance is confirmed.  Subsequent recoveries, if any, are credited to the allowance.

Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates.  Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold.  The net deferral is reported in the “Interest maintenance reserve” (“IMR”) in the accompanying Balance Sheets – Statutory Basis.  Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR.  Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability.  An AVR is not recorded under GAAP.  Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract.  Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus.  Under GAAP, all derivatives are reported on the balance sheets at fair value and the effective and ineffective portions of a single hedge are accounted for separately.  Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge.  The ineffective portion of all changes in fair value is recorded in income.  An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Policy Acquisition Costs

Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred.  As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals.  Under GAAP, acquisition costs related to traditional term life insurance and long duration accident and health, to the extent associated with successful sales and recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.  For traditional whole life insurance, universal life insurance and investment products, to the extent associated with successful sales and recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Unearned Revenue

Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received.  Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Non-admitted Assets

Under NAIC SAP, certain assets designated as “non-admitted” are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus.  Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Universal Life and Annuity Policies

Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves.  Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.  Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

Reserves for Life, Accident and Health Policies

Under NAIC SAP, certain policy reserves are calculated based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals.  NAIC SAP policy reserves generally differ from policy reserves under GAAP, which are based on the Company's best estimates of mortality, interest and withdrawals.

Policyholder Dividends

Under NAIC SAP, policyholder dividends are recognized when declared.  Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance

Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves.  Under GAAP, reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business.  Changes to those amounts are credited or charged directly to unassigned surplus.  Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received.  Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral.

Employee Benefits

Under NAIC SAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus.  The prepaid asset that results from an excess of the fair value of plan assets over the pension obligation is recorded as a non-admitted asset.  Actuarial gains and losses and prior service costs are recorded as a component of unassigned surplus, net of tax.  Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income.  In addition, actuarial gains and losses and prior service costs are recorded as a component of other comprehensive income, net of tax.

Federal Income Taxes

NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.  Under NAIC SAP, deferred taxes are recorded in surplus.  Under GAAP, tax expense includes both current and deferred taxes.  Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized.  Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Cash, Cash Equivalents and Short-Term Investments

Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less.  Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less.  Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive Income

Comprehensive income and its components are not presented under NAIC SAP.

Goodwill

Under NAIC SAP, goodwill is calculated as the difference between the cost of acquiring the entity and the reporting entity’s share of the historical book value of the acquired entity; or as the amount that liabilities exceed assets in assumptive reinsurance transactions.  Additionally, under NAIC SAP, the amount of goodwill recorded as an “admitted asset” is subject to limitation.  Goodwill under GAAP is calculated as the difference between the cost of acquiring the entity and the fair value of the assets received and liabilities assumed.  In addition, GAAP includes intangible assets such as the value of business acquired and the value of customer relationships acquired in subsidiary acquisitions. Goodwill under NAIC SAP is amortized over the period in which the acquiring entity benefits economically, not to exceed 10 years and goodwill is charged or credited to unassigned surplus immediately in the event that the investee that the goodwill relates to ceases to exist.  Under GAAP, goodwill is not amortized, but is tested for impairment at the reporting unit level.

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows:  bonds not backed by other loans are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase.  Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly.  Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment.  The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality.  The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality.  All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above.  Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.  The carrying value of an affiliated subsidiary was $2,500 and $5,000 as of December 31, 2013 and 2012, respectively.

Common stocks are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition.  The Federal Home Loan Bank (“FHLB”) common stock is carried at cost.  The change in the carrying value is generally recorded as a change in unrealized capital gains on investments, a component of unassigned surplus.  The value of affiliated subsidiaries was $982,752 and $822,594 and the value of affiliated mutual funds was $3,049 and $2,191 at December 31, 2013 and 2012, respectively.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums.  The Company records a reserve for losses on mortgage loans as part of the AVR.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost.  Real estate held for sale is reported at the lower of amortized cost or fair value.  Depreciation expense is determined by the straight-line method.  Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, and all highly liquid securities purchased with remaining maturity when purchased of three months or less. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance.  The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying GAAP equity of these investments.  Income from these investments is recognized when distributed.  Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.  These investments are recorded in “Other investments” in the Balance Sheets – Statutory Basis.  Other investments also include collateral loans, unsecured loans, and low-income housing tax credits carried under the amortized cost method.  Other-than-temporary impairments of $715, $926 and $3,578 were recorded as realized losses during 2013, 2012 and 2011, respectively.  The Company has no investments in joint ventures, partnerships, or limited liability companies that exceed 10% of its admitted assets.

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime maximum withdrawal benefit rider attached.  Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future.  The gains and losses of futures contracts are derived from the daily movement of the underlying market.  These gains and losses are settled in cash through a daily variation margin.  The Company sells futures contracts on certain equity indices which expire every 90 days.  The Company buys and sells futures contracts on certain treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months.  The Company purchases and sells futures contracts to hedge volatility risk with expiration dates of less than 6 months.  The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or treasury notes.

The Company is required to post collateral to the brokering bank.  To comply with this requirement, the Company usually posts a short-term treasury bill with the bank.  The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk.  The collateral (treasury bill) is recorded as an asset by the Company included in “Bonds” on the Balance Sheets – Statutory Basis and the book/adjusted carrying value of the collateral recorded at December 31, 2013 and 2012 was $19,997 and $27,485, respectively.

Since the futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in change in unrealized capital gains (losses) and totaled $(537), $(4,722) and $5,068 for the years ended December 31, 2013, 2012 and 2011, respectively.  The total variation margin on closed futures contracts is reflected in net investment income and totaled $(47,367), $(10,096) and $20,635 for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company purchased and sold call options (“Volatility call options”) to hedge volatility risk for variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached.  Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period.  If option volatility increases, the Company will receive cash from or pay cash to the counterparty based on the expiration value.  If option volatility decreases, the Volatility call options will expire without value.

The Company purchases and sells call options (“Index call options”) to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index.  The Company holds call options which expire monthly until December 1, 2014.  The Company paid and received initial fees (the option premium) to enter the option contracts.  The purchased Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written index call options require the Company to pay cash at settlement if the closing Index value is above the strike price.  The Company sells call options to effectively offset the proceeds the Company would receive on its purchased call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index.  These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells exchange traded call options (“Exchange traded index call options”) based on multiple equity indices to hedge equity index annuity contracts.  The Company has purchased and written Exchange traded index call options that expire through January 17, 2015. The Company paid and received initial fees (the option premium) to enter the option contracts.  The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price.  If the closing index value is below the strike price, the Exchange traded index call options expire without value.

The Company purchases and sells exchange traded put options (“Equity put options”) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached.  Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period.  The Company has purchased and written Equity put options that expire through September 20, 2014. The Company paid and received initial fees (the option premium) to enter the option contracts.  The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price.  If the closing index value is above the strike price, the Equity put options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options.  To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange.  The Company is required to post collateral to the brokering bank.  To comply with this requirement, the Company has posted a long-term Agency CMO and a short-term Treasury bill with the bank.  The collateral (Agency CMO and Treasury bill) is recorded in “Bonds” on the Balance Sheets – Statutory Basis as an asset by the Company.  The book/adjusted carrying value of the collateral recorded at December 31, 2013 and 2012 was $11,530 and $2,557, respectively.  The notional amount of the options at December 31, 2013 and 2012 was $(47,690) and $34,543, respectively.

The options are carried at their fair value and are reflected in “Other investments” in the Balance Sheets – Statutory Basis.  Changes in the fair value of expired options are reflected in “Net investment income” and changes in the fair value of open options are reflected in “Change in net unrealized capital gains” in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.  The total gain (loss) from expired options of $(3,593), $531 and $38 were recorded in “Net investment income” for the years ended December 31, 2013, 2012 and 2011, respectively.  Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in “Change in net unrealized capital gains” in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $6,414, $(3,135), and $269 for the years ended December 31, 2013, 2012, and 2011, respectively.

Investment income consists primarily of interest and dividends.  Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date.  Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments.  Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.  Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted.  All other investment income due and accrued with amounts over 90 days past due, excluding policy loans, is non-admitted.  The amount excluded from unassigned surplus was $60, $35 and $34 at December 31, 2013, 2012 and 2011, respectively.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value.  For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value.  For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss.  For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Non-Admitted Assets

In accordance with statutory requirements, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus.  Non-admitted assets consist primarily of a portion of deferred tax assets, a non-admitted receivable from AHC, furniture and equipment, and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $71,802 and $100,797 at December 31, 2013 and 2012, respectively.

Furniture and Equipment

Electronic data processing (“EDP”) equipment at cost of $16,533 and $13,250, operating software at cost $2,819 and $2,995, and non-operating software at cost of $45,951 and $37,154 are carried at cost less accumulated depreciation at December 31, 2013 and 2012, respectively.  The admitted value of the Company’s EDP and operating and non-operating software is limited to three percent of capital and surplus.  The admitted portion at cost, net of accumulated depreciation of $48,082 and $42,985, was $4,199 and $2,498, respectively and is recorded in “Other admitted assets” in the Balance Sheets – Statutory Basis.  EDP equipment and operating software is depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.  Non-operating software is depreciated over the lesser of its estimated useful life or five years.

Other furniture and equipment is depreciated using the straight line method over the estimated useful lives of the assets.  Buildings are generally depreciated over forty years.  Furniture and fixtures are generally depreciated over three to ten years.  Depreciation expense on depreciable assets of $7,069, $5,874 and $7,327 was recorded in “General insurance expenses” in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company did not modify its capitalization policy for the year ended December 31, 2013.

Reserves for Life Policies and Deposit-type Funds

Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities.  Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) with appropriate statutory interest and mortality assumptions.  Reserves for variable annuities are calculated in conformance with Actuarial Guideline 43, VA CARVM, reflecting both stochastically generated scenarios and a prescribed standard scenario.  The assumptions used in the stochastic scenarios are Prudent Estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.  Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder.  For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims

The reserves for unpaid group dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors.  The reserves for unpaid claims for group dental and vision insurance includes claims in course of settlement and incurred but not reported claims.  Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims.  To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for unpaid individual accident and health contracts claims, the present value of amounts not yet due on claim reserve is a first principles-type calculation based on a seriatim listing of open disability claims.  Termination rates within the first two years from disability are modified based on Company experience.  Termination rates beyond two years are 100% CIDA for policies without lifetime benefits and are less than 100% CIDA for policies with lifetime benefits.  All interest discounting assumptions are based on the appropriate NAIC standard.  The adequacy of these reserves is demonstrated annually using "Follow-up studies" as defined in the Acuarial Standard of Practice No. 5, Section 3.6.  In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a "provision" for litigated claims.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience.  As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales.  Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates.  A portion of the Company’s business has been issued on a participating basis.  The amount of insurance in force on individual life participating policies was $3,678,957 or 13.3% and $3,083,687 or 13.5% of the individual life policies in force as of December 31, 2013 and 2012, respectively.

Accrued Separate Account Transfers

Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company.  The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes.  Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC.  Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.  Amortization included in net investment income was $2,544, $2,065 and $1,267 for 2013, 2012 and 2011, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due.  Annuity considerations are recognized as income when received.  Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.  Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC includible affiliates and is party to a federal income tax allocation agreement.  The Company’s income tax allocation is based upon a written agreement which generally specifies separate income tax return calculations with current credit for net operating losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is subject to tax-related audits in the normal course of operations.  The Company records a contingency for these tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated.  The Company reviews its loss contingencies on an ongoing basis to ensure that the Company has appropriate reserves recorded on the Balance Sheets – Statutory Basis.  These reserves are based on judgment made by management with respect to the likely outcome of these matters.  The Company’s judgment could change based on new information, Internal Revenue Service examinations and changes in laws or regulations.  There was no reserve for tax related contingencies at December 31, 2013 and 2012.

The statute of limitations, generally, is closed for the Company through December 31, 2009.  In 2012, the Internal Revenue Service (“IRS”) completed its field examination of AMHC consolidated federal income tax returns for the years 2007-2009.  The Company has accepted the 2007-2009 IRS field examination report.  The Joint Committee on Taxation accepted the 2007-2009 IRS field examination report in March 2013.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk.  Separate account contract holders have no claim against the assets of the general account of the Company.  Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Fair values and changes in fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties.  Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes.  Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses.  This legislation may present an increased level of competition for sales of the Company’s products.  Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law.  Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products.  The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements

Statement of Statutory Accounting Principles No. 61 – Revised “Life, Deposit-type and Accident and Health Reinsurance” (“SSAP No. 61R”)

In December 2012, the NAIC issued SSAP No. 61R to incorporate the definition and accounting treatment for certified reinsurers.  The revisions to this statement were effective for the reporting periods beginning on or after December 31, 2012.  The adoption of the statement did not have a material impact to the Company’s financial position or results of operations.

Statement of Statutory Accounting Principles No. 103, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103”)

In March 2012, the NAIC issued SSAP No. 103, which superseded SSAP No. 91R, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.  The statement was effective January 1, 2013.  There was no impact on the Company’s financial position or results of operations from adoption of this statement.

Statement of Statutory Accounting Principles No. 102, “Accounting for Pensions, A Replacement of SSAP No. 89” (“SSAP No. 102”)

In March 2012, the NAIC issued SSAP No. 102, which replaced SSAP No. 89 for the accounting and related reporting for pension obligations.  This statement was effective January 1, 2013.  There was no impact on the results of operations from adoption of this statement, however, the Company recorded a $1,701 reduction in unassigned surplus upon adoption.

Statement of Statutory Accounting Principles No. 92, “Accounting for Postretirement Benefits Other than Pensions, a Replacement of SSAP No. 14” (“SSAP No. 92”)

In March 2012, the NAIC issued SSAP No. 92, which superseded SSAP No. 14, “Postretirement Benefits Other Than Pensions”.  The statement was effective January 1, 2013.  The adoption of this statement did not impact the Company’s financial position or results of operations as these obligations are held by AHC.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accounting Changes and Correction of Errors

On January 1, 2013, the Company adopted Statement of Statutory Accounting Principles No. 102, “Accounting for Pensions, a Replacement of SSAP No. 89” (“SSAP 102”), which replaced SSAP 89 for the accounting and related reporting for pension obligations.   SSAP 102 requires that underfunded defined benefit pension obligations, as determined when the projected benefit obligation exceeds the fair value of plan assets, be recognized as a liability under SSAP No. 5R.  The Company released the additional minimum pension liability of $1,528 and established an unrecognized actuarial loss of $3,228 for a net decrease to unassigned surplus of $1,701 upon adoption.

During 2013, the Company discovered the following errors related to a prior year that resulted in a direct increase in unassigned surplus at December 31, 2013:  (1) valuation reserves were incorrectly coded resulting in an incorrect calculation of $2,378, and (2) incorrect life age on an actuarial table resulting in a valuation reserve calculation error of $2,999.

Additionally, the Company discovered an error in the calculation of accrued interest for one policy form related to loans on insurance contracts of $524 which related to a prior year resulted in a direct decrease in unassigned surplus at December 31, 2013.

During 2012, the Company discovered model errors on certain Actuarial Guideline 43 products.  This error was corrected related to a prior year as a direct decrease to surplus of $8,524.

During 2011, the Company discovered valuation error on certain Actuarial Guideline 38 products which was corrected related to the prior year as a direct decrease to unassigned surplus of $7,985, while an additional error related to prior year was discovered in the incurred but not reported reinsurance process of $1,053 as a direct increase to unassigned surplus.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Effective December 31, 2012, BNL Financial was dissolved and the net assets of BNL Financial were distributed to the Company.  The Company received assets of $20,069 and liabilities of $322 and recognized dividend income of $253 as of December 31, 2012.  Goodwill in the amount of $15,745 was released to unassigned surplus as a pre-tax unrealized loss with this dissolution.  BNL Assurance was distributed in the transaction for the amount of $19,494.

NOTE 3 – INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds are summarized as follows at December 31, 2013:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$106,695	$6,240	$(1,189)	$111,746
Special Revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	176,670	5,806	(4,739)	177,737
Hybrid securities	11,934	2,374	-	14,308
Industrial and miscellaneous (unaffiliated)	1,668,706	85,451	(28,970)	1,725,187
Total Bonds	$1,964,005	$99,871	$(34,898)	$2,028,978

NOTE 3 – INVESTMENTS, (continued)

The cost or amortized cost and estimated fair value of bonds are summarized as follows at December 31, 2012:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$127,276	$12,896	$-	$140,172
Special Revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	144,105	11,694	(47)	155,752
Hybrid securities	14,376	2,593	-	16,969
Industrial and miscellaneous (unaffiliated)	1,406,733	138,698	(1,579)	1,543,852
Total Bonds	$1,692,490	$165,881	$(1,626)	$1,856,745

The cost or amortized cost and estimated fair value of bonds at December 31, 2013 by contractual maturity are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$63,132	$64,393
Due after one year through five years	459,688	503,399
Due after five years through ten years	1,018,969	1,035,802
Due after ten years	365,511	364,460
Bonds with multiple repayment dates	56,705	60,924
Total Bonds	$1,964,005	$2,028,978

Sales of bond investments in 2013, 2012 and 2011 resulted in proceeds of $81,608, $96,234 and $36,883 respectively, on which the Company realized gross gains of $5,444, $10,612 and $3,695, respectively, and gross losses of $20, $669 and $104, respectively.

NOTE 3 - INVESTMENTS, (continued)

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2013	2012	2011
Bonds:
Gross realized capital gains on sales	$5,444	$10,612	$3,695
Gross realized capital losses on sales	(20)	(669)	(104)
Net realized capital gains on sales	5,424	9,943	3,591
Other, including impairments and net gain on dispositions
other than sales	1,170	(51)	(2,969)
Total bonds	6,594	9,892	622
Preferred stocks	-	388	-
Common stocks	17,041	3,616	6,097
Mortgage loans	(716)	(340)	-
Real estate	2,529	2,189	2,786
Other investments	(2,443)	(149)	(3,067)
Realized capital gains before federal income taxes
and transfer to IMR	23,005	15,596	6,438
Realized capital gains transferred to IMR	6,439	9,351	3,449
Federal income tax expense	7,303	7,960	3,985
Net realized capital gains (losses)	$9,263	$(1,715)	$(996)

The Company has entered into an agreement with the Federal Home Loan Bank (FHLB) of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises.  The agreement provides for advances (lines of credit) up to $100,000 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 5% of the advances less the amount of the asset-based membership stock held.  As of December 31, 2013 and 2012 the Company owned $4,574 of FHLB stock.  The Company had no outstanding balance related to the lines of credit at December 31, 2013 or 2012.

As of December 31, 2013 and 2012, the Company had issued $100,000 of funding agreements with the FHLB.  There is $128,187 and $157,859   of bonds pledged as collateral at December 31, 2013 and 2012, respectively, as a result of this agreement.  The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy.  The related reserves are reported in deposit-type funds of $100,025 and $100,032   on the Balance Sheets – Statutory Basis as of December 31, 2013 and 2012, respectively.

NOTE 3 - INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds and common stock at cost or amortized cost as of December 31, 2013 is as follows:

	Gross Restricted				Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Additional Restricted to Total Admitted Assets
Letter stock or securities
restricted as to sale	$4,574	$4,574	$-	$4,574	0.049%	0.050%
On deposit with states	7,272	7,253	19	7,272	0.079%	0.079%
Pledged as collateral not
captured in other categories:
Derivatives	31,527	30,042	1,485	31,527	0.340%	0.343%
FHLB	128,187	157,859	(29,672)	128,187	1.384%	1.395%
Total Restricted Assets	$171,560	$199,728	$(28,168)	$171,560	1.853%	1.867%

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated common stocks were as follows:

	December 31, 2013
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$13,942	$(1,189)	$-	$-	$13,942	$(1,189)
Special Revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	75,996	(4,508)	1,965	(231)	77,961	(4,739)
Industrial and miscellaneous
(unaffiliated)	574,301	(27,977)	9,986	(993)	584,287	(28,970)
Total Bonds	664,239	(33,674)	11,951	(1,224)	676,190	(34,898)
Common Stocks	9,769	(267)	1,677	(213)	11,446	(480)
Total	$674,008	$(33,941)	$13,628	$(1,437)	$687,636	$(35,378)

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2012
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$-	$-	$7	$-	$7	$-
Special Revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	6,370	(47)	11	-	6,381	(47)
Industrial and miscellaneous
(unaffiliated)	57,057	(1,282)	11,631	(297)	68,688	(1,579)
Total Bonds	63,427	(1,329)	11,649	(297)	75,076	(1,626)
Common Stocks	20,467	(1,505)	11,029	(780)	31,496	(2,285)
Total	$83,894	$(2,834)	$22,678	$(1,077)	$106,572	$(3,911)

The unrealized losses related to bonds in 2013 and 2012 reported above were primarily due to interest rate impacts, however also included credit-related considerations for certain bonds.  The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery.  Upon review of these factors, the Company determined that such declines were temporary in nature.  Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2013 and 2012.

The Company considers various factors when considering if a decline in the fair value of a preferred stock and common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery  Based on an evaluation of these factors, during 2013, the Company recorded realized losses for other-than-temporary impairments on unaffiliated common stocks of $143.  During 2012 and 2011, the Company recorded no other-than-temporary impairments as additional realized losses in unaffiliated preferred stocks and common stocks.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities.  At December 31, 2013 and 2012, bonds totaling $58,159 and $65,876, respectively, (2.8% and 3.7%, respectively, of the total bond and short-term portfolios) are considered “below investment grade”.  Securities are classified as “below investment grade” by utilizing rating criteria established by the NAIC.  During 2013, 2012 and 2011, the Company recorded realized losses for other-than-temporary impairments on bonds of $143, $568 and $3,203, respectively.

The Company has exposure to subprime mortgage loans within its total investments in loan-backed and structured securities.  The Company manages its exposure to subprime mortgage loans in several ways.  First, the Company monitors its exposure level to loan-backed and structured securities against defined restrictions prescribed by its Investment Policy.  Restrictions include exposure at the aggregate level to loan-backed and structured securities along with exposure to ratings classes and subsectors. Also, the Company continually tracks subprime loan-backed and structured securities for factors including credit performance, rating agency actions, prepayment trends and de-levering. Loans with trends that may indicate underperformance are monitored closely for any further deterioration that may result in action by the Company.

As of December 31, 2013 and 2012, the Company's total investment in non-agency residential loan-backed and structured securities represents securities with an adjusted cost basis of $18,445 and $1,703 and a fair value of $18,771 and $2,093, respectively.  Additionally, as of December 31, 2013 and 2012, the Company’s exposure related to subprime loan-backed and structured securities represents securities with a carrying value of $6,746 and $847 and a fair value of $6,672 and $888, respectively.

NOTE 3 - INVESTMENTS, (continued)

A summary of loan-backed and structured security investments with recognized other-than-temporary impairments in 2013 is as follows:

	Amortized Cost Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
March 31, 2013
Present value of cash flows	$-	$-	$-	$-
June 30, 2013
Present value of cash flows	$-	$-	$-	$-
September 30, 2013
Present value of cash flows	$-	$-	$-	$-
December 31, 2013
Present value of cash flows	$529	$-	$143	$143

A detail summary of the loan-backed and structured security investments with recognized other-than-temporary impairments listed above is as follows:

December 31, 2013
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
94985EAD3	$529	$386	$143	$386	$143
Total	$529	$386	$143	$386	$143

A summary of loan-backed and structured security investments with recognized other-than-temporary impairments in 2012 is as follows:

	Amortized Cost Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
March 31, 2012
Present value of cash flows	$-	$-	$-	$-
June 30, 2012
Present value of cash flows	$788	$-	$429	$424
September 30, 2012
Present value of cash flows	$-	$-	$-	$-
December 31, 2012
Present value of cash flows	$-	$-	$-	$-

A detail summary of the loan-backed and structured security investments with recognized other-than-temporary impairments listed above is as follows:

June 30, 2012
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
05949CKB1	$564	$280	$284	$280	$340
05953YCF6	224	79	145	79	84
Total	$788	$359	$429	$359	$424

NOTE 3 - INVESTMENTS, (continued)

A summary of loan-backed and structured security investments with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2013
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses

Structured securities	$149,351	$143,409	$(5,942)	$2,195	$1,965	$(230)

December 31, 2012
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses

Structured securities	$6,417	$6,370	$(47)	$551	$514	$(37)

Mortgage Loans and Real Estate

The mortgage loan portfolio by geographic region and property type is as follows:

	December 31, 2013		December 31, 2012
	Carrying Amount	Percent of Carrying Amount	Carrying Amount	Percent of Carrying Amount
Region
New England and Mid Atlantic	$30,782	5.7%	$30,911	5.4%
South Atlantic	179,640	33.1	193,603	34.0
North Central	142,977	26.3	151,740	26.6
South Central	66,123	12.2	67,068	11.8
Mountain	63,282	11.6	59,579	10.5
Pacific	60,262	11.1	66,595	11.7
Total	$543,066	100.0%	$569,496	100.0%

Property Type
Apartment and residential	$144,838	26.7%	$158,376	27.8%
Warehouses and industrial	162,508	29.9	159,466	28.1
Retail and shopping center	71,340	13.1	74,670	13.1
Office	139,284	25.7	150,000	26.3
Other	25,096	4.6	26,984	4.7
Total	$543,066	100.0%	$569,496	100.0%

NOTE 3 - INVESTMENTS, (continued)

For the mortgage loans held by the Company, debt service coverage ratio (“DSCR”) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans.  Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments.  Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.  Residential mortgage loans which are delinquent as to principal and interest 90 days or more are classified as nonperforming loans.

Debt service coverage ratios for income dependent mortgage loans on commercial real estate are summarized as follows:

	December 31
	2013	2012
DSCR Distribution
Below 1.0	$36,260	$33,489
1.0 - 1.2	68,696	73,348
1.2 - 1.8	219,305	216,022
Greater than 1.8	97,188	102,086
Total	$421,449	$424,945

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2013	2012
Loan to Value
Below 60%	$4,277	$13,785
60-75%	1,290	-
Total	$5,567	$13,785

The key credit quality indicators for residential mortgage loans are based on payment activity as follows:

	December 31, 2013
	Residential First Mortgages	Second Trusts	Total
Performing	$95,849	$12,762	$108,611
Non-performing	7,399	40	7,439
Total	$103,248	$12,802	$116,050

	December 31, 2012
	Residential First Mortgages	Second Trusts	Total
Performing	$98,248	$18,122	$116,370
Non-performing	14,396	-	14,396
Total	$112,644	$18,122	$130,766

NOTE 3 - INVESTMENTS, (continued)

An aging analysis of the loans held by the Company is summarized as follows:

	December 31, 2013
	Residential	Commercial	Total
Recorded investment (all)
Current	$106,744	$423,506	$530,250
30-59 days past due	1,797	-	1,797
60-89 days past due	70	-	70
90-179 days past due	1,503	-	1,503
180+ days past due	5,936	3,510	9,446
Accruing interest 90-179 days past due
Recorded investment	-	-	-
Interest accrued	-	-	-
Interest reduced
Recorded investment	2,138	3,745	5,883
Number of loans	5	2	7
Percent reduced	0.53%	4.00%	4.53%

	December 31, 2012
	Residential	Commercial	Total
Recorded investment (all)
Current	$113,768	$427,101	$540,869
30-59 days past due	980	5,596	6,576
60-89 days past due	1,622	2,273	3,895
90-179 days past due	4,154	3,760	7,914
180+ days past due	10,242	-	10,242
Accruing interest 90-179 days past due
Recorded investment	-	3,760	3,760
Interest accrued	-	122	122
Interest reduced
Recorded investment	-	-	-
Number of loans	-	-	-
Percent reduced	-%	-%	-%

At December 31, 2013, the average size of an individual commercial mortgage loan was $1,729.  The average size of an individual residential mortgage loan was $228.  For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition.  The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible.  However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted.  For residential loans, the Company recognizes due and accrued interest income on impaired loans if under 90 days delinquent.  Loans 90 days past due or greater will be placed on non-accrual status and all previously accrued interest will be reversed.  The Company had mortgage reserves (the mortgage component of the AVR) of $6,471 and $18,347 at December 31, 2013 and 2012, respectively.  As of December 31, 2013, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.63% and 4.00% for commercial mortgage loans and 10.50% and 2.00% for residential mortgage loans.

NOTE 3 - INVESTMENTS, (continued)

In 2013, the Company issued 29 new commercial loans at the maximum and minimum rates of interest of 7.50% and 4.35% totaling $47,047.  The Company also acquired 7 residential mortgage loans at the maximum and minimum rates of interest of 5.625% and 2.00% totaling $2,452.  Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

At December 31, 2013 and 2012, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial and residential mortgage loans are evaluated individually for impairment.  The Company had impairments of $475 and $340 for commercial mortgage loans during 2013 and 2012, respectively.  The Company had impairments of $959 and $0 for residential mortgage loans during 2013 and 2012, respectively.

The investment in impaired loans with or without credit losses are as follows:

	December 31, 2013
	Residential	Commercial	Total
No allowance for credit losses	$8,784	$7,255	$16,039

	December 31, 2012
	Residential	Commercial	Total
No allowance for credit losses	$-	$3,797	$3,797

A summary of information pertaining to impaired loans is as follows:

	December 31, 2013
	Residential	Commercial	Total

Average recorded investment	$11,121	$5,164	$16,285
Interest income recognized	143	346	489
Recorded investments on nonaccrual status	7,439	3,510	10,949
Amount of interest income recognized using the cash basis method
of accounting	132	372	504

	December 31, 2012
	Residential	Commercial	Total

Average recorded investment	$39	$3,823	$3,862
Interest income recognized	-	282	282
Recorded investments on nonaccrual status	14,396	-	14,396
Amount of interest income recognized using the cash basis method
of accounting	-	282	282

NOTE 3 - INVESTMENTS, (continued)

Real estate consists of home office property, commercial and residential property held for the production of income and commercial property held for sale.  The two commercial properties classified as held for sale are located in Seminole, FL and Lincoln, NE and have carry values of $3,760 and $769, respectively.  Accumulated depreciation for real estate was $44,911 and $42,600 as of December 31, 2013 and 2012, respectively.  The Company recorded $177, $0 and $0 in impairment losses on residential real estate for the years ended December 31, 2013, 2012 and 2011, respectively.

Net Investment Income

Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2013	2012	2011
Income:
Bonds	$87,622	$87,065	$90,083
Preferred stocks	454	682	823
Common stocks	68,993	16,855	14,380
Mortgage loans	31,252	26,302	25,871
Real estate *	13,485	14,106	15,128
Loans on insurance contracts	5,695	6,148	5,606
Short-term investments	28	98	46
Derivatives	(50,960)	(9,566)	20,674
Other investments	8,872	11,764	8,348
Amortization of interest maintenance reserve	2,544	2,065	1,267
Gross investment income	167,985	155,519	182,226
Expenses:
Depreciation	3,331	3,543	3,435
Other	24,332	21,351	16,386
Total investment expenses	27,663	24,894	19,821
Net investment income	$140,322	$130,625	$162,405

* Includes amounts for the occupancy of company-owned property of $5,029, $4,929 and $5,141 in 2013, 2012, and 2011, respectively.

Fair Value Measurements

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value.  Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market.  The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing).  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price.  These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models.  Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under SSAP No. 100.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3).  An asset’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).  The levels of the fair value hierarchy are as follows:

NOTE 3 - INVESTMENTS, (continued)

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument.  Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement.  Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

The following table provides information as of December 31, 2013 about the Company’s financial assets measured at fair value:

	Level 1	Level 2	Level 3	Total
Assets at fair value
Common stock
Industrial and miscellaneous	$258,736	$-	$-	$258,736
Parent, subsidiaries and affiliates	3,049	-	-	3,049
Total common stocks	261,785	-	-	261,785
Derivative assets
Index call options	2,799	5,271	-	8,070
Volatility call options	-	-	-	-
Equity put options	352	-	-	352
Total derivatives	3,151	5,271	-	8,422
Separate account assets	4,950,439	-	-	4,950,439
Total assets at fair value	$5,215,375	$5,271	$-	$5,220,646

The following table provides information as of December 31, 2012 about the Company’s financial assets measured at fair value:

	Level 1	Level 2	Level 3	Total
Assets at fair value
Common stock
Industrial and miscellaneous	$212,440	$-	$-	$212,440
Parent, subsidiaries and affiliates	2,191	-	-	2,191
Total common stocks	214,631	-	-	214,631
Derivative assets
Index call options	911	1,560	-	2,471
Volatility call options	279	-	-	279
Equity put options	1,465	-	-	1,465
Total derivatives	2,655	1,560	-	4,215
Separate account assets	4,221,921	-	-	4,221,921
Total assets at fair value	$4,439,207	$1,560	$-	$4,440,767

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets

These assets include actively-traded exchange-listed common stocks, mutual funds, call options and put options.  Unadjusted quoted prices for these securities are provided to the Company by independent pricing services.  Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments where fair value represents net asset values received from fund managers who stand ready to transact at the quoted values.

NOTE 3 - INVESTMENTS, (continued)

Level 2 – Financial Assets

At December 31, 2013 and 2012, there were no financial assets measured at fair value at Level 2, with the exception of exchange traded index call options.  The Company used broker quotes for the monthly valuation of index call options.  The broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option.  In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.  As the Company process corroborates the broker quotes to the market, index call options are classified as Level 2.

Level 3 - Financial Assets

At December 31, 2013 and 2012, there were no financial assets measured at fair value at Level 3.

The following table summarizes changes to our financial instruments for the year-end December 31, 2012 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

	Beginning balance at 1/1/2012	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2012
Assets:
Bonds
Industrial and miscellaneous	$26	$-	$(23)	$11	$(14)	$-	$-
Other investments	410	-	(175)	-	(235)	-	-
Total Assets	$436	$-	$(198)	$11	$(249)	$-	$-

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads.  Transfers between level categorizations may also occur due to changes in the valuation source.  Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred.  There were no transfers between Level 1 and 2 during 2013 or 2012.

The tables below reflect the fair values and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method.  The Company had no financial instruments that were determined it was not practicable to calculate a carrying value.   The fair values are also categorized into the three-level fair value hierarchy as described above.

As of December 31, 2013:

	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3
Assets:
Bonds	$2,028,978	$1,964,005	$-	$1,672,697	$356,281
Preferred stocks	5,490	5,194	-	3,943	1,547
Common stocks	266,359	266,359	261,785	4,574	-
Mortgage loans	565,914	543,066	-	-	565,914
Cash, cash equivalents and short-term
investments	88,419	88,419	88,419	-	-
Loans on insurance contracts	107,047	104,476	-	-	107,047
Other investments	11,674	11,571	3,151	5,271	3,252
Investment income due and accrued	24,444	24,444	24,444	-	-
Separate account assets	4,950,588	4,950,588	4,950,588	-	-
Total financial assets	$8,048,913	$7,958,122	$5,328,387	$1,686,485	$1,034,041

Liabilities:
Deposit-type funds	$215,770	$216,463	$-	$-	$215,770
Separate account liabilities	4,950,588	4,950,588	4,950,588	-	-
Total financial liabilities	$5,166,358	$5,167,051	$4,950,588	$-	$215,770

NOTE 3 - INVESTMENTS, (continued)

As of December 31, 2012:

	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3
Assets:
Bonds	$1,856,745	$1,692,490	$-	$1,557,682	$299,063
Preferred stocks	8,750	8,039	-	6,593	2,157
Common stocks	219,205	219,205	214,632	4,573	-
Mortgage loans	602,132	569,496	-	-	602,132
Cash, cash equivalents and short-term
investments	76,332	76,332	76,332	-	-
Loans on insurance contracts	110,963	97,236	-	-	110,963
Other investments	7,823	7,578	2,655	1,560	3,608
Investment income due and accrued	24,300	24,300	24,300	-	-
Separate account assets	4,222,023	4,222,023	4,222,023	-	-
Total financial assets	$7,128,273	$6,916,699	$4,539,942	$1,570,408	$1,017,923

Liabilities:
Deposit-type funds	$210,770	$210,599	$-	$-	$210,770
Separate account liabilities	4,222,023	4,222,023	4,222,023	-	-
Total financial liabilities	$4,432,793	$4,432,622	$4,222,023	$-	$210,770

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and Preferred Stocks:  The fair values for bonds and preferred stocks are based on quoted market prices, where available.  For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.  The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Affiliated preferred stocks are carried at cost. Bonds and preferred stocks priced based on observable market information are assigned to Level 2.  Bonds and preferred stocks priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common Stocks:  For publicly traded securities and affiliated mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities.  For stock in FHLB carrying amount approximates fair value and as such are assigned to Level 2.  Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage Loans:  The fair values of commercial mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.  The fair value of residential mortgage loans was determined based on a discounted cash flow methodology performed by a third party.  The discounted cash flow methodology incorporated historical performance, borrower, collateral and underwriting characteristics and broader macroeconomic factors.

Cash, Cash Equivalents and Short-term Investments, and Investment Income Due and Accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

NOTE 3 - INVESTMENTS, (continued)

Other Investments:  Exchange traded index call options, volatility call options and equity put options are classified as Level 1 since the valuations are based on quoted net asset values in active markets for identical securities.  Over-the-counter index call options where the primary inputs to valuations include broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option.  In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades and as such are assigned to Level 2.  The fair value for  other investments assigned to Level 3 based on quoted market prices where available or are internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.  Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on Insurance Contracts:  The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans.  Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-Type Funds:  Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate Account Assets and Liabilities:  The fair values of separate account assets are based upon net asset values provided by the fund managers.  Separate account liabilities are carried at the fair value of the underlying assets.

NOTE 4 - INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized ("adjusted gross deferred tax asset").  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized: (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset/(liability) as of December 31, 2013 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$100,300	$4,821	$105,121
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	100,300	4,821	105,121
Deferred tax assets non-admitted	20,140	-	20,140
Subtotal net admitted deferred tax assets	80,160	4,821	84,981
Deferred tax liabilities	(13,874)	(34,552)	(48,426)
Net admitted deferred tax assets/(net deferred tax liability)	$66,286	$(29,731)	$36,555

NOTE 4 - INCOME TAXES (continued)

The amount of admitted adjusted gross deferred tax assets under each component of SSAP No. 101 as of December 31, 2013 is:

	Ordinary	Capital	Total
Admission calculation components
SSAP No. 101
Federal income taxes paid in prior years recoverable
through loss carrybacks	$-	$-	$-
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$36,555	$-	$36,555
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$36,555	$-	$36,555
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$219,156
Adjusted gross deferred tax assets offset by gross
deferred tax liabilities	$43,605	$4,821	$48,426
Deferred tax assets admitted as the result of application
of SSAP No. 101	$80,160	$4,821	$84,981

The components of the net deferred tax asset/(liability) as of December 31, 2012 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$100,715	$7,350	$108,065
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	100,715	7,350	108,065
Deferred tax assets non-admitted	42,073	-	42,073
Subtotal net admitted deferred tax assets	58,642	7,350	65,992
Deferred tax liabilities	(10,564)	(17,930)	(28,494)
Net admitted deferred tax assets/(net deferred tax liability)	$48,078	$(10,580)	$37,498

The amount of admitted adjusted gross deferred tax assets under each component of SSAP No. 101 as of December 31, 2012 is:

	Ordinary	Capital	Total
Admission calculation components
SSAP No. 101
Federal income taxes paid in prior years recoverable
through loss carrybacks	$22,193	$3,720	$25,913
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$11,585	$-	$11,585
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$11,585	$-	$11,585
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$188,763
Adjusted gross deferred tax assets offset by gross
deferred tax liabilities	$24,864	$3,630	$28,494
Deferred tax assets admitted as the result of application
of SSAP No. 101	$58,642	$7,350	$65,992

NOTE 4 - INCOME TAXES (continued)

The changes in the components of the net deferred tax asset/(liability) from December 31, 2012 to December 31, 2013 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$(415)	$(2,529)	$(2,944)
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	(415)	(2,529)	(2,944)
Deferred tax assets non-admitted	(21,933)	-	(21,933)
Subtotal net admitted deferred tax assets	21,518	(2,529)	18,989
Deferred tax liabilities	(3,310)	(16,622)	(19,932)
Net admitted deferred tax assets/(net deferred tax liability)	$18,208	$(19,151)	$(943)

The changes of the amount of admitted adjusted gross deferred tax assets under each component of SSAP No. 101 from December 31, 2012 to December 31, 2013 were as follows:

	Ordinary	Capital	Total
Admission calculation components
SSAP No. 101
Federal income taxes paid in prior years recoverable
through loss carrybacks	$(22,193)	$(3,720)	$(25,913)
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$24,970	$-	$24,970
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$24,970	$-	$24,970
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$30,393
Adjusted gross deferred tax assets offset by gross
deferred tax liabilities	$18,741	$1,191	$19,932
Deferred tax assets admitted as the result of application
of SSAP No. 101	$21,518	$(2,529)	$18,989

The Company used the following amounts in determining the DTA admissibility:

	2013	2012
Ratio percentage used to determine recovery period and
threshold limitation above [Ex DTA ACL RBC ratio]	1,208%	987%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$1,461,042	$1,258,420

There was no tax planning strategies utilized as of December 31, 2013, while tax planning strategies were utilized during 2012, there was no impact as of December 31, 2012.

	December 31, 2012
	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage.
Adjusted gross DTAs amount from above	$100,715	$7,350
Net admitted adjusted gross DTAs amount from above	$58,642	$7,350

NOTE 4 - INCOME TAXES, (continued)

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2013	2012	2011
Federal	$(17,049)	$(3,926)	$19,605
Foreign	-	-	-
Subtotal	(17,049)	(3,926)	19,605
Federal income tax on net capital gains	9,556	11,232	5,192
Other	(16)	(354)	(1,212)
Federal and foreign income tax incurred	$(7,509)	$6,952	$23,585

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:

	December 31			Change	Change
	2013	2012	2011	from 2012	from 2011
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$124	$150	$172	$(26)	$(22)
Unearned premium reserve	434	439	385	(5)	54
Policyholder reserves	19,399	25,989	14,564	(6,590)	11,425
Deferred acquisition costs	24,991	21,384	18,535	3,607	2,849
Policyholder dividends accrual	2,987	2,964	2,953	23	11
Fixed assets	60	63	56	(3)	7
Compensation and benefits accrual	23,922	20,418	18,248	3,504	2,170
Receivables - non-admitted	18,081	20,554	17,406	(2,473)	3,148
Net operating loss carry-forward	45	45	-	-	45
Other (including items <5% of total
ordinary tax assets)	10,257	8,709	7,258	1,548	1,451
Subtotal	100,300	100,715	79,577	(415)	21,138
Statutory valuation allowance adjustment	-	-	-	-	-
Non-admitted deferred tax assets	20,140	42,073	36,564	(21,933)	5,509
Admitted ordinary deferred tax assets	$80,160	$58,642	$43,013	$21,518	$15,629

Capital
Investments	$580	$4,507	$1,609	$(3,927)	$2,898
Real Estate	2,624	2,256	2,239	368	17
Other (including items <5% of total
ordinary tax assets)	1,617	587	712	1,030	(125)
Subtotal	4,821	7,350	4,560	(2,529)	2,790
Statutory valuation allowance adjustment	-	-	-	-	-
Non-admitted	-	-	-	-	-
Admitted capital deferred tax assets	4,821	7,350	4,560	(2,529)	2,790
Admitted deferred tax assets	$84,981	$65,992	$47,573	$18,989	$18,419

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2013	2012	2011	from 2012	from 2011
Deferred tax liabilities:
Ordinary
Investments	$1,396	$1,409	$1,498	$(13)	$(89)
Fixed assets	6,538	5,022	4,598	1,516	424
Policyholder reserves	1,938	111	148	1,827	(37)
Unearned commissions	3,690	3,749	1,977	(59)	1,772
Other (including items <5% of total
ordinary tax liabilities)	312	273	272	39	1
Subtotal	$13,874	$10,564	$8,493	$3,310	$2,071

Capital
Investments	$34,329	$17,598	$11,089	$16,731	$6,509
Real estate	223	332	417	(109)	(85)
Subtotal	$34,552	$17,930	$11,506	$16,622	$6,424

Deferred tax liabilities	$48,426	$28,494	$19,999	$19,932	$8,495

Net deferred tax assets	$36,555	$37,498	$27,574	$(943)	$9,924

The change in the net admitted deferred tax asset was $18,989, $5,280 and $4,157 for the years ended December 31, 2013, 2012 and 2011, respectively.  The change in non-admitted deferred tax assets of $(21,933), $5,509 and $18,520 was included in “Change in non-admitted assets” in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2013, 2012 and 2011, respectively.

The change in net deferred income taxes as of December 31 are as follows:

	2013	2012	Change
Total gross deferred tax assets	$105,121	$108,065	$(2,944)
Total deferred tax liabilities	48,426	28,494	19,932
Net deferred tax asset	$56,695	$79,571	(22,876)
Tax effect of change in unrealized gains and pension liability			16,986
Change in net deferred income tax			$(5,890)

	2012	2011	Change
Total gross deferred tax assets	$108,065	$84,137	$23,928
Total deferred tax liabilities	28,494	19,999	8,495
Net deferred tax asset	$79,571	$64,138	15,433
Tax effect of change in unrealized gains			3,243
Adjust due to BNL Financial dissolution			(45)
Change in net deferred income tax			$18,631

	2011	2010	Change
Total gross deferred tax assets	$84,137	$65,464	$18,673
Total deferred tax liabilities	19,999	24,003	(4,004)
Net deferred tax asset	$64,138	$41,461	22,677
Tax effect of change in unrealized losses			(4,355)
Change in net deferred income tax			$18,322

NOTE 4 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes.  The significant items causing this difference as of December 31, 2013, 2012 and 2011 were as follows:

	2013	2012	2011
Net gain (loss) from operations before income taxes	$38,620	$(2,537)	$45,576
Net realized capital gains before income taxes	23,005	15,596	6,438
Prior year reserve errors	4,853	(8,524)	(7,985)
Prior year IBNR error	-	-	(1,053)
Change in pension liability	-	(1,167)	(1,183)
Change in unauthorized reinsurance	20	(20)	-
Total pre-tax statutory income	66,498	3,348	41,793
Change in non-admitted assets	7,063	(8,991)	(2,258)
IMR amortization	(2,544)	(2,065)	(1,267)
Tax-exempt income	(11,407)	(9,818)	(10,988)
Investment in subsidiary	(826)	(2,888)	-
Dividend from affiliate	(64,497)	(12,176)	(10,611)
IRS examination	-	1,111	-
Non-deductible expense	2,379	2,310	1,598
Other	(582)	(38)	-
Subtotal	(3,916)	(29,207)	18,267
Statutory tax rate	0.35	0.35	0.35
Subtotal	(1,371)	(10,222)	6,393
Change in federal income tax reserve	-	(416)	12
Tax credits	(248)	(1,041)	(1,142)
Total statutory income taxes	$(1,619)	$(11,679)	$5,263

Federal and foreign income tax incurred	$(7,509)	$6,952	$23,585
Change in deferred income tax	5,890	(18,631)	(18,322)
Total statutory income taxes	$(1,619)	$(11,679)	$5,263

At December 31, 2013, the Company has a net operating loss carryover, as a result of BNL Financial Corporation dissolution, of $128 that will expire in 2026.

The amount of federal income taxes incurred in the current year and each of the two preceding years, which is available for recoupment in the event of future losses is $0.

There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The other members of the affiliated group joining in the AMHC consolidated return are as follows:

Ameritas Holding Company	PRBA, Inc.
Ameritas Investment Partners, Inc.	PRB Administrators, Inc.
Ameritas Mortgage Funding, Inc.	Acacia Federal Savings Bank
Ameritas Life Insurance Corp.	Calvert Investments, Inc.
Acacia Life Insurance Company	Calvert Investment Management, Inc.
Ameritas Investment Corp.	Calvert Investment Administrative Services, Inc.
Ameritas Life Insurance Corp. of New York	Calvert Investment Distributors, Inc.
The Union Central Life Insurance Company	Calvert Investment Services, Inc.

NOTE 4 - INCOME TAXES, (continued)

The Company’s income tax allocation is based upon a written agreement which generally specifies separate return calculation with current credit for net operating losses, net capital losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the twelve months of the reporting date.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

As a result of significant business assumed by Ameritas-NY from Union Central through a series of reinsurance transactions, New York Department of Financial Services (“NY-DFS”) required that the Company commit to maintaining a certain level of surplus for Ameritas-NY at December 31, 2013, with any shortfall eliminated by March 31, 2014.  The surplus of Ameritas-NY exceeded the amount committed to at December 31, 2013.

Effective October 31, 2013, the Company sold its shares of AFSB to Stifel Bank & Trust for $9,072, less estimated selling cost of ($42), net of 2012 accrual reversals, and recognized a pre-tax capital gain on the sale of $2,120 with a federal income tax benefit of $2,412.  The net after tax impact of this sale transaction of $4,532 is reflected in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

An in-kind dividend distribution of residential mortgage loans with a fair value of $2,169 was received from AFSB immediately prior to the sale. This distribution was reflected as a reduction to the Company’s carrying amount in the Balance Sheets – Statutory Basis due to the distribution being in excess of AFSB’s undistributed accumulated earnings on the Company’s books.

In June of 2012, a definitive agreement was reached to sell 100 percent of the stock of AFSB to Customers Bancorp Inc. Subject to receiving regulatory approval, the transaction was targeted to be closed in early 2013. At December 31, 2012, the Company valued AFSB at its fair value minus estimated selling costs and recognized a pre-tax unrealized loss of $3,400 and a pre-tax realized loss of $7,080 on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.  In April 2013, the companies mutually agreed to terminate this agreement to sell the AFSB stock.

On December 31, 2012, in conjunction with the anticipated sale of AFSB, the Company purchased residential mortgage loans of $130,766 and real estate of $1,330 from AFSB, which represented the fair value of the loans and real estate.  The residential mortgage loans and real estate were recorded by the Company at their fair value.  Additionally on this date and in conjunction, the Company made a capital contribution of $1,067 to AFSB.  The Company received a common stock dividend in the amount of $1,479 from AFSB on April 30, 2012.

On July 23, 2013, the Company received a Put Notice from Centralife Annuties Services, Inc. (“CASI”) to tender its entire share holdings of AIC to the Company.  The settlement date was on August 23, 2013 whereby the Company purchased from CASI the remaining 45,023 outstanding shares of AIC for $2,393 and recorded a contingency reserve of $300 at September 30, 2013.  The contingency reserve was settled during October 2013 and an additional amount of $287 was paid to CASI.

On April 30, 2013, the Company made a $4,000 capital contribution to AIC.  Prior to this contribution, the Company owned 80% of AIC with CASI owning the remaining 20%.  CASI elected not to make a contribution on this date, whereby the capital contribution was re-characterized to issue 74,891 additional shares of common stock to the Company.  The Company owned 85% of AIC as of April 30, 2013.  On November 30, 2012, the Company made an $800 capital contribution to AIC.

On May 31, 2013 and December 30, 2013, respectively, the Company made capital contributions of $65,000 and $25,000 to Ameritas-NY.  No additional shares were issued.

The Company received cash dividends from Union Central in the amounts of $40,000 on May 28, 2013, $10,000 on September 26, 2013 and $10,000 on December 26, 2013, all of which were recorded in net investment income.

The Company sold its 100 percent common stock ownership in BNL Assurance to an outside party for $21,336 less selling costs of $62 and recognized a realized gain on the sale of $2,383 on March 31, 2013, which is reflected in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

In accordance with SSAP No. 97 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88” paragraph 11, the Company has recorded the common stock cash dividends paid by Acacia as a return of capital that it received on March 28, 2013 of $5,000, June 28, 2013 of $5,000, September 26, 2013 of $5,000 and December 26, 2013 of $780.  The Company has reduced the carrying amount of this investment by $15,780.  The Company received a common stock dividend from Acacia in the amount of $4,220 on December 26, 2013 and $10,000 on December 17, 2012.

On December 20, 1999, the Company purchased $25,000 of redeemable preferred stock from Acacia.  The stock, which pays dividends in an amount per annum equal to 6.66% and is non-voting, provides for redemption beginning in 2005 with final redemption on or by January 1, 2015.  On June 3, 2013, the Company redeemed 100,000 shares at $2,500.  The Company received ordinary preferred stock dividends from Acacia in the amounts of $83 on March 5, 2013 and June 3, 2013, $69 on September 4, 2013 and $42 on December 26, 2013.  On June 5, 2012, the Company redeemed 100,000 shares at $2,500.  The Company received ordinary preferred stock dividends from Acacia in the amounts of $125 on March 14, 2012 and June 5, 2012, $111 on September 4, 2012 and $83 on December 13, 2012.

Effective December 31, 2012, BNL Financial was dissolved and the net assets were distributed to the Company as dividend income in the amount of $253.  See Note 2 for further details.

The Company offers mutual funds of Calvert Variable Series, Inc. (“CVS”) and Calvert Variable Products, Inc. (“CVP”), affiliates, to policyholders through separate accounts.  The Company had separate account investments in mutual funds offered through CVS and CVP of $1,244,853 and $1,174,068 as of December 31, 2013 and 2012, respectively.

Affiliates of the Company provide investment advisory and administrative services to CVS and CVP on a fee basis.

The Company's variable life and annuity products are distributed through AIC.  Policies placed by this affiliate generated commission and general insurance expense of $19,957, $19,625 and $15,449 for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2013 and 2012, which were recorded in “Other admitted assets” and “Other liabilities” in the Balance Sheets-Statutory Basis.  The terms of the settlements require that these amounts be settled monthly.

	2013	2012
Ameritas Holding Company	$(3,933)	$(4,196)
The Union Central Life Insurance Company	1,861	1,516
Ameritas Life Insurance Corp. of New York	2,435	2,140
Ameritas Investment Corp.	398	649
Ameritas Investment Partners, Inc.	351	340
Acacia Life Insurance Company	2,533	8,963
Acacia Federal Savings Bank	-	437
Calvert Investments, Inc.	245	168
Brokers National Life Assurance Company	-	209
Griffin Realty, LLC	5	-
Total	$3,895	$10,226

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements.  The net effect on general insurance expenses under these agreements has been a decrease of $79,981, $82,403 and $102,756 for the years ended December 31, 2013, 2012 and 2011, respectively.  In addition, the Company receives investment advisory services from an affiliate.  Costs related to this agreement totaled $4,475, $3,903 and $3,705 of which $4,280, $3,738 and $3,563 are included in investment expenses and the remainder is included in general insurance expenses for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company is charged a fee for the use of furniture and equipment owned by affiliates.  The amount of fees recorded relating to these transactions was $1,342, $2,618 and $3,429 for the years ended December 31, 2013, 2012 and 2011, respectively.

NOTE 6 - BORROWED MONEY

From the BNL Financial dissolution (see Note 2), the Company has bonds of $314 that were issued in conjunction with a settlement with certain shareholders of BNL Financial in 2001.  The bonds, reflected in “Other liabilities” in the Balance Sheets – Statutory Basis, are for a term of twelve years, effective December 13, 2002, with principal payable at maturity and bear interest at the rate of 6% per annum payable annually from the previous fiscal year’s earnings.  The bonds are fully callable and redeemable at par at any time.  BNL Financial called these bonds in January 2012 at which time accruing for interest ceased.  The Company continues efforts to actively locate bond owners to redeem their certificates.

The Company has a $15,000 unsecured line of credit available at December 31, 2013.  No balance was outstanding at any time during 2013 and 2012.  The line of credit expires May 31, 2014.

NOTE 7 - EMPLOYEE BENEFITS

The Company sponsors a non-qualified, unfunded, defined benefit pension plan where the Company makes payments under certain voluntary arrangements for payment of retirement benefits, which are not provided for under the defined benefit pension plan.  Since the non-qualified defined benefit pension plan is unfunded, there are no plan assets supporting the plan.

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents.  The Company's method of accounting for these plans is the accrual method.

The measurement date for the Company’s pension benefits was December 31 for 2013, 2012 and 2011.  A summary of the  obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2013	2012	2011
Change in projected benefit obligation:
Benefit obligation at beginning of year	$15,466	$14,223	$12,747
Service cost	274	181	129
Interest cost	610	651	702
Actuarial (gain) loss	(151)	1,496	1,730
Benefits paid	(1,085)	(1,085)	(1,085)
Benefit obligation at end of year	$15,114	$15,466	$14,223

	Pension Benefits
	2013	2012	2011
Underfunded
Liabilities recognized
Accrued benefit costs	$10,709	$10,500	$10,525
Liability for pension benefits	4,405	4,966	3,698
Total liabilities recognized	$15,114	$15,466	$14,223
Unrecognized liabilities	$4,405	$4,966	$3,698

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2013	2012	2011
Service cost	$274	$181	$129
Interest cost	610	651	702
Amount of recognized losses	410	228	126
Total net periodic benefit cost	$1,294	$1,060	$957

NOTE 7 - EMPLOYEE BENEFITS, (continued)

The amounts in unassigned surplus recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2013	2012	2011
Items not yet recognized as a component of net
periodic cost - prior year	$4,966	$3,698	$2,094
Net (gain) loss arising during the period	(151)	1,496	1,730
Net loss recognized	(410)	(228)	(126)
Items not yet recognized as a component of net
periodic cost - current year	$4,405	$4,966	$3,698

The amounts in unassigned surplus expected to be recognized in the next fiscal year as components of net periodic benefit cost are as follows:

	Pension Benefits
	2013	2012	2011
Net recognized losses	$297	$320	$228

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2013	2012	2011
Net unrecognized losses	$4,405	$4,966	$3,698

The weighted-average assumptions are as follows:

		Pension Benefits
	2013	2012	2011
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	3.74%	4.76%	5.75%
Rate of compensation increase	5.00%	5.00%	5.00%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	4.59%	3.74%	4.76%
Rate of compensation increase	5.00%	5.00%	5.00%

Future expected pension benefit payments are as follows:

Year	Amount
2014	$1,085
2015	$1,077
2016	$1,065
2017	$1,045
2018	$1,030
2019-2023	$7,923

NOTE 7 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the defined pension benefit plan is as follows:

	December 31,	December 31,
	2013	2012
Accumulated benefit obligation	$13,233	$12,850

Projected benefit obligation (PBO)	$15,114	$15,466
Unfunded status (PBO - Plan assets)	$15,114	$15,466

Unrecognized items:
Unrecognized losses, net of tax	$2,864	$3,228
Total unrecognized items, net of tax	$2,864	$3,228

Additional minimum pension liability, net of tax	$-	$1,528

The Company participates in the Ameritas Pension Plan (“the Plan”), a noncontributory defined benefit plan sponsored by AHC.  The Company was charged an expense equal to its proportionate share of Plan funding for the years ended December 31, 2013, 2012 and 2011 totaling $10,152, $7,373 and $7,904, respectively for its participation in the Plan.

Total net periodic benefit cost for the Plan was recorded in “General insurance expenses” in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2013, 2012 and 2011.

The Company holds a pre-funded pension expense receivable due from AHC.  The balance of the prefunded pension expense receivable was $2,500 and $15,990 at December 31, 2013 and 2012, respectively, and is a non-admitted asset.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents.  In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC.  Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation.  In addition, for eligible employees who are not Pension Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006.  Contributions by the Company to the employee and agents defined contribution plans were $9,280, $8,990 and $8,479 in 2013, 2012 and 2011, respectively.

The Company also participates in a postretirement benefit plan sponsored by AHC.  The expense for the postretirement benefit plan was paid entirely by AHC.

NOTE 8 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval.  Dividend payments by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department.  Based on this limitation, the Company would be able to pay $149,930 in dividends in 2014, without prior approval.  The Company paid ordinary dividends of $20,000, $50,000 and $20,000 to AHC, its parent, in 2013, 2012 and 2011, respectively.

NOTE 8 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date.  The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2013	2012	2011
Unrealized capital gains, net of taxes	$303,341	$146,563	$129,479
Non-admitted asset values	(71,802)	(100,797)	(86,299)
Asset valuation reserve	(73,257)	(64,266)	(52,001)
Liability for reinsurance in unauthorized companies	-	(21)	(1)

NOTE 9 - COMMITMENTS AND CONTINGENCIES

At December 31, 2013 and 2012, respectively, the Company had outstanding agreements to fund equity-type limited partnerships of $30,392 and $38,790, respectively, and mortgage loan commitments of $13,154 and $7,625, respectively, to be purchased in subsequent years.  These commitments have been made in the normal course of business and are not reflected in the accompanying financial statements.  The Company’s exposure to credit loss is represented by the contractual notional amount of those instruments.  The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

When a closed block is formed, a projection is developed that represents the cash flows expected to be generated from the assets and liabilities included in the closed block over the life of the closed block. Based on that projection, the periodic expected changes in the net closed block liabilities is derived (glidepath). Cumulative actual closed block earnings in excess of the cumulative expected earnings based on the glidepath will result in additional future dividends to closed block policyholders, unless otherwise offset by less favorable than expected future performance of the closed block.  The Company has a Closed Block Memorandum agreement, which requires dividend protection for policyholders within the Closed Block. Because of this agreement, cumulative actual Closed Block earnings in excess of the cumulative expected earnings based on the glidepath do not inure to stockholders and are recorded as a contingent liability.  The Company has no contingent liability at December 31, 2013 and 2012, related to performance in its Closed Block.

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds.  Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state.  In some states these assessments may be applied against premium taxes.  The Company estimated its cost related to past insolvencies and has provided a reserve included in “Other Liabilities” of $777 and $945 as of December 31, 2013 and 2012, respectively, and estimated recoveries from premium taxes of $641 and $854 included in “Other admitted assets” in the Balance Sheets – Statutory Basis as of December 31, 2013 and 2012, respectively.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business.  Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2013 and 2012.

Uncollectibility of Assets

The Company had admitted assets of $7,841 and 7,335 at December 31, 2013 and 2012, respectively, in accounts receivable for uninsured plans included in “Other admitted assets” on the Balance Sheets – Statutory Basis.  The Company routinely assesses the collectibility of these receivables.  Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 10 - GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans

The gain from operations from administrative services only (ASO) uninsured plans, which is reported within “General insurance expenses” in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the year ended December 31:

	2013	2012	2011
Net reimbursement for administrative expenses (including
administrative fees) in excess of actual expenses	$2,016	$1,725	$2,013
Net gain from operations	$2,016	$1,725	$2,013

Total claim payment volume	$133,418	$138,416	$113,784

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

ASC Plans

The gain from operations from administrative services contract (ASC) uninsured plans which is reported within “General insurance expenses” in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the year ended December 31:

	2013	2012	2011
Gross reimbursement for medical cost incurred	$19,270	$16,919	$17,064
Other income or expenses (including interest paid
to or received from plans)	12	12	11
Gross expenses incurred (claims and administrative)	18,315	16,370	16,070
Net gain from operations	$967	$561	$1,005

NOTE 11 - LEASES

The Company has several noncancellable operating leases for office space and equipment.  Rental expense during 2013, 2012 and 2011 for operating leases was $3,474, $2,862 and $3,426, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2013:

2014	$2,412
2015	2,065
2016	1,713
2017	1,394
2018 and thereafter	3,921
$11,505

NOTE 12 - OTHER ITEMS

Troubled Debt Restructuring

At December 31, 2013, the Company had 12 residential mortgage loans with restructured terms of $4,411 at carry value and interest income of $97, and one commercial mortgage loan with restructured terms of $3,510 at carry value and interest income of $126.  At December 31, 2012, the Company had one mortgage loan with restructured terms of $2,273 at carry value and interest income of $0.  The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring.  The Company’s income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method.  There were 14 short sales on residential mortgage loans in 2013 and no short sales in 2012.

NOTE 12 - OTHER ITEMS, (continued)

Offsetting and Netting of Assets and Liabilities

As of December 31, 2013, the Company held call and put options with gross recognized assets of $26,196 and gross recognized liabilities of $17,774.  The gross recognized liabilities of $17,774 were offset with the gross recognized assets of $26,196 in accordance with SSAP No. 64, Offsetting and Netting of Assets and Liabilities.  The net asset amount of $8,422 was recorded in “Other investments" on the Balance Sheets – Statutory Basis.

NOTE 13 - SUBSEQUENT EVENTS

The Company's Board of Directors approved the Plan of Merger with Acacia and Union Central, both wholly owned subsidiaries, in December, 2013 subject to regulatory approval.  The surviving company will be Ameritas Life effective July 1, 2014.

The Company's Plan of Merger was approved by the Department on January 9, 2014 along with approval for Union Central on that date.  Acacia received the District of Columbia Department of Insurance, Securities and Banking response on February 6, 2014 that informed Acacia that it had no objection to the Plan of Merger.  The following summarized data gives effect 'as if' the merger had been consummated.  The most current unaudited pro forma combined financial information available for the Company “as merged” is as of December 31, 2013.

	December 31
	2013	2012
Total Assets	$16,253,386	$15,741,407
Capital and Surplus	$1,551,679	$1,348,296

	Years Ended December 31
	2013	2012
Total Premiums and Other Revenues	$2,538,857	$2,578,430
Net Income	$190,458	$95,858

On January 1, 2014, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity's portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2014. As of December 31, 2013, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2014, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2014 to be $7,325. This assessment is expected to impact risk based capital (“RBC”) by 0.006%.

The Company has evaluated events subsequent to December 31, 2013 and through March 26, 2014, the date the financial statements were available to be issued.

NOTE 14 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers.  These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks.  These reinsured risks are treated in the financial statements as risks for which the Company is not liable.  Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded.  A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations.  Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Acacia, Ameritas-NY, and other non-affiliated companies.  No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

NOTE 14 – REINSURANCE, (continued)

Following is a summary of the transactions through reinsurance operations:

	Years Ended December 31
	2013	2012	2011
Premium Income:
Assumed (related party $171, $3 and $177 in 2013, 2012 and 2011)	$63,814	$65,393	$56,518
Ceded (related party $2,148, $2,304 and $2,362 in 2013, 2012 and 2011)	42,358	31,956	27,075
Benefits To Policyholders:
Assumed	60,905	62,947	54,129
Ceded (related party $2,406, $2,167 and $2,096 in 2013, 2012 and 2011)	18,740	25,498	28,271
Reserves for life, accident and health policies:
Assumed (related party $99, $95 and $52 in 2013, 2012 and 2011)	375	376	334
Ceded (related party $1,086, $1,098 and $1,098 in 2013, 2012 and 2011)	96,101	80,152	70,799

NOTE 15 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in “Reserves for unpaid claims” in the Balance Sheets – Statutory Basis, is summarized as follows:

	2013	2012	2011
Balance at January 1	$33,283	$33,719	$31,487
Less reinsurance reserves	(8,677)	(8,695)	(8,437)
Net balance at January 1	24,606	25,024	23,050

Incurred related to:
Current Year	432,221	402,506	391,153
Prior Year	(431)	(160)	(2,121)
Total incurred	431,790	402,346	389,032

Paid related to:
Current Year	402,967	377,900	366,129
Prior Year	24,175	24,864	20,929
Total paid	427,142	402,764	387,058

Net balance at December 31	29,254	24,606	25,024
Plus reinsurance reserves	9,225	8,677	8,695
Total reserve for unpaid claims	$38,479	$33,283	$33,719

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $431, $160 and $2,121 for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company paid assumed reinsurance claims of $60,263, $62,795 and $53,856 and incurred assumed reinsurance claims of $60,808, $62,777 and $54,114 for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company paid ceded reinsurance claims of $12, $432 and $150, and incurred ceded reinsurance claims of $610, $433 and $104 for the years ended December 31, 2013, 2012 and 2011, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business.  Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification.  Reserves for substandard policies are included in the policy reserve.

As of December 31, 2013 and 2012, respectively, the Company had $3,887,285 and $3,366,742 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department.  Reserves to cover the above insurance totaled $18,711 and $18,615 at December 31, 2013 and 2012, respectively.

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2013
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$840,676	$-	$-	$840,676	14.4%
At book value less current
surrender charge of 5% or more	216,724	-	-	216,724	3.7%
At fair value	-	-	4,230,553	4,230,553	72.7%
Total with adjustment or at fair value	1,057,400	-	4,230,553	5,287,953	90.8%
At book value without adjustment
(minimal or no charge)	337,969	-	-	337,969	5.8%
Not subject to discretionary withdrawal	195,276	-	352	195,628	3.4%
Total gross	1,590,645	-	4,230,905	5,821,550	100.0%
Reinsurance ceded	277	-	-	277
Total annuity reserves and deposit-type funds	$1,590,368	$-	$4,230,905	$5,821,273

	2012
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$803,540	$-	$-	$803,540	16.0%
At book value less current surrender
charge of 5% or more	101,482	-	-	101,482	0.6%
At fair value	-	-	3,589,213	3,589,213	71.4%
Total with adjustment or at fair value	905,022	-	3,589,213	4,494,235	89.5%
At book value without adjustment
(minimal or no charge)	323,325	-	-	323,325	6.4%
Not subject to discretionary withdrawal	208,888	-	272	209,160	4.2%
Total gross	1,437,235	-	3,589,485	5,026,720	100.0%
Reinsurance ceded	192	-	-	192
Total annuity reserves and deposit-type funds	$1,437,043	$-	$3,589,485	$5,026,528

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statement and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2013	2012
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$1,364,752	$1,217,339
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	9,153	9,105
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	216,463	210,599
	1,590,368	1,437,043
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	4,230,905	3,589,485
Total	$5,821,273	$5,026,528

NOTE 18 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2013		2012
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$4,679	$3,304	$5,366	$3,750
Ordinary renewal	7,194	8,454	4,096	3,970
Total	$11,873	$11,758	$9,462	$7,720

NOTE 19 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies and group annuity contracts of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority.  The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative.  The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities.  The assets of the separate account are carried at fair value.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in the “Reserves for life, accident and health policies” line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions.  As of December 31, 2013, the Company reported assets and liabilities from variable universal life, variable annuities, and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

NOTE 19 - SEPARATE ACCOUNTS, (continued)

As of December 31, 2013 and 2012 the Company’s Separate Account Statement included legally insulated assets of $4,950,588 and $4,222,023, respectively.  The assets legally insulated from the general account as of December 31, 2013 are attributed to the following products/transactions:

Product/ Transaction	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Variable Universal Life, Variable Annuity and Group Annuity	$4,950,588	$-

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2013	2012	2011
For the year ended December 31:
Premiums, considerations or deposits	$583,746	$585,052	$539,525
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair Value	$4,879,548	$4,150,640

Reserves subject to discretionary withdrawal:
At fair value	$4,879,196	$4,150,368
Not subject to discretionary withdrawal	352	272
Total included in “Separate account liabilities” in the
Balance Sheets – Statutory Basis	$4,879,548	$4,150,640

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2013	2012	2011
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts	$583,746	$585,052	$539,525
Transfers from the separate accounts	(604,513)	(505,968)	(508,295)
Net transfers to (from) the separate accounts	(20,767)	79,084	31,230
Reconciling adjustments:
Other	-	1	3
Net transfers to (from) separate accounts in the Summary of
Operations and Changes in Capital and Surplus –Statutory
Basis of the Company	$(20,767)	$79,085	$31,233

NOTE 20 - RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

A reconciliation of net income and capital and surplus of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP is as follows:

	2013	2012	2011
Statutory net income as reported	$64,948	$28	$26,187
Insurance reserves	(15,232)	(10,003)	(25,160)
Deferred policy acquisition costs	58,602	44,501	6,025
Deferred income taxes and other tax reclassifications	(18,488)	(516)	20,440
Gains and losses on investments	1,641	4,013	975
Goodwill amortization	-	270	1,079
Income related to investments	(61,190)	(17,062)	(13,881)
Earnings of subsidiaries	57,614	90,543	48,384
Other	3,996	4,164	4,067
GAAP net income	$91,891	$115,938	$68,116

	2013	2012	2011
Statutory surplus as reported	$1,501,796	$1,298,417	$1,349,148
Insurance reserves	(126,310)	(118,928)	(109,832)
Deferred policy acquisition costs	318,325	244,680	199,646
Deferred income taxes	(105,498)	(120,384)	(92,035)
Valuation of investments	56,314	151,287	123,016
Statutory investment reserves	83,436	72,804	56,526
Goodwill	13,383	13,383	13,113
Subsidiary equity	616,942	857,708	718,726
Statutory non-admitted assets	71,802	100,797	86,299
Pension benefit obligations	-	-	3,846
Other	(308)	(2,010)	(6,361)
GAAP equity	$2,429,882	$2,497,754	$2,342,092

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a)    Financial Statements

The financial statements of the subaccounts of Ameritas Variable Separate Account VA-2 and Ameritas Life Insurance Corp. are filed in Part B. They include:

Subaccounts of Ameritas Variable Separate Account VA-2:
Report of Deloitte & Touche LLP, independent registered public accounting firm.
Statements of Net Assets as of December 31, 2013.
Statements of Operations for the period ended December 31, 2013.
Statements of Changes in Net Assets for the periods ended December 31, 2013 and 2012.
Notes to Financial Statements for the periods ended December 31, 2013 and 2012.

Ameritas Life Insurance Corp.:
Report of Deloitte & Touche LLP, independent auditors.
Balance Sheets – Statutory Basis as of December 31, 2013 and 2012.
Summary of Operations and Changes in Capital and Surplus – Statutory Basis for each of the three years in the period ended December 31, 2013.
Statements of Cash Flows - Statutory Basis for each of the three years in the period ended December 31, 2013.
Notes to Financial Statements – Statutory Basis for the years ended December 31, 2013, 2012 and 2011.

All schedules of Ameritas Life Insurance Corp. for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable or have been disclosed in the Notes to the Statutory Basis Financial Statements and therefore have been omitted.

There are no financial statements included in Part A or Part C.

Item 24.Financial Statements and Exhibits (continued)

b)    Exhibits

Exhibit Number		Description of Exhibit
(1)	(a)

Resolution of Board of Directors of Ameritas Variable Life Insurance Company Establishing Ameritas Variable Separate Account VA-2 (formerly known as Ameritas Variable Life Insurance Company Separate Account VA-2). [1]

(1)	(b)

Resolutions of Board of Directors of Ameritas Life Insurance Corp. authorizing the transfer of Ameritas Variable Life Insurance Company Separate Account V, Ameritas Variable Life Insurance Company Separate Account VA-2, Ameritas Variable Separate Account VL, and Ameritas Variable Separate Account VA to Ameritas Life Insurance Corp. [2]

(2)		Custody Agreements. Not applicable.
(3)	(a)	Principal Underwriting Agreement and Amendment. [3]
(3)	(b)	Selling Agreement. [4]
(4)		Form of Variable Annuity Contract and Riders. [2,5,6]
(5)		Form of Application for Variable Annuity Contract and riders. [5,7]
(6)	(a)	Amended and Restated Articles of Incorporation of Ameritas Life Insurance Corp. Exhibit 6(a), filed herein.
(6)	(b)	Amended and Restated Bylaws of Ameritas Life Insurance Corp. Exhibit 6(b), filed herein.
(7)		Reinsurance Agreements:
(a) Ace Tempest 5-1-02 [8]
(b) Ace Tempest 1-1-03 [8]
(c) AXA 1-1-01 [8]
(8)		Participation Agreements:
(a) AIM Variable Insurance Funds. [9]
(b) The Alger Fund. [10]
(c) ALPS Variable Investors Trust [8]
(d) American Century Investments. [9]
(e) The Calvert Funds. [8]
(f) Dreyfus Investment Portfolios. [5]
(g) DWS Variable Series I and II. [5]
(h) Fidelity Variable Insurance Products Funds. [10]
(i) MFS Variable Insurance Trust. [11]
(j) Franklin Templeton Variable Insurance Products Trust. [12]
(k) Neuberger Berman Advisers Management Trust. [13]
(l) PIMCO Variable Insurance Trust [14]
(m) T. Rowe Price Equity Series, Inc. [9]
(n) Third Avenue Variable Series Trust. [9]
(o) The Universal Institutional Funds, Inc. [11]
General Administrative Services Agreement. [5]
Amended and Restated General Administrative Services Agreement. [15]
Service Agreement. [16]
Amended and Restated Asset Allocation Investment Advisory Agreement. [16]
Research Services Agreement. [17]
(9)		Opinion and Consent of Counsel. Exhibit 9, filed herein.
(10)		Consents of Independent Auditors and Independent Registered Public Accounting Firm. Exhibit 10, filed herein.
(11)		Omitted Financial Statements. Not applicable.
(12)		Initial Capital Agreements. Not applicable.
(13)		Powers of Attorney [17,18]

Footnotes:

1          Incorporated by reference to Ameritas Variable Life Insurance Company Separate Account VA-2 Form N-4 initial Registration Statement No. 333-36507, filed on September 26, 1997, EX-99.B1.

2          Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement No. 333-142483, filed on May 1, 2007, EX-99.A and EX-99.D.

3          Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendments Nos. 9 and 12 to Registration Statement No. 333-142483 submitted to the SEC on October 30, 2009, and April 23, 2010, EX-99.C and EX-1, respectively.

4          Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 1 to Registration Statement No. 333-151913 submitted to the SEC on April 9, 2009, EX.99.C.

5         Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration Statement No. 333-142483, filed on July 23, 2008, EX-99.D, .E and .H.

6         Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 for Registration No. 333-182090, filed on June 13, 2012, EX-4.

7         Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 1 for Registration No. 333-142483, filed on August 17, 2007, EX-99.E.

8         Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 for Registration No. 333-142483, filed on April 18, 2011, EX-99.G, and EX-99.H.

9         Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Registration Statement No. 333-151913, filed on June 25, 2008, EX-99.H1, .H2, .H5, and .H6.

10     Incorporated by reference to Ameritas Variable Life Insurance Company Separate Account V Form S-6 Pre-Effective Amendment No. 1 to Registration Statement No. 333-15585, filed on January 17, 1997, EX-99.A8A and .A8B.

11     Incorporated by reference to Ameritas Variable Life Insurance Company Separate Account V Form S-6 initial Registration Statement No. 333-15585, filed on November 6, 1996, EX-99.A8C, and .A8D.

12     Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 for Registration Statement No. 333-151913, filed on November 12, 2008 EX.99.H.1, H.3, H.4, and Q.

13     Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 initial Registration Statement No. 333-05529, filed on June 7, 1996, EX-99.B8A.

14     Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 submitted to the SEC for Ameritas Life Insurance Corp. Separate Account LLVL (File No. 333-151912) on November 12, 2008, EX-99.H.3.

15     Incorporated by reference to Ameritas Variable Life Insurance Company Separate Account VA-2 Form N-4 Post Effective Amendment No. 14 to Registration Statement No. 333-142483, filed January 20, 2012, EX-99.H.

16     Incorporated by reference to Ameritas Variable Life Insurance Company Separate Account V Form N-6 Post Effective Amendment No. 3 to Registration Statement No. 333-151913, filed February 25, 2011, EX-99.I(1) and 99.I(2).

17     Incorporated by reference to Ameritas Variable Life Insurance Company Separate Account VA-2 Form N-4 Post Effective Amendment No. 4 to Registration Statement No. 333-182090, filed August 16, 2013, EX-99.H and EX-99.16.

18     Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4/A Pre-Effective Amendment No. 1 to Registration Statement No. 333-182090, filed on August 27, 2012, EX-99.16.

Item 25.   Directors and Officers of the Depositor

Name and Principal	Position and Offices
Business Address*	with Depositor

JoAnn M. Martin	Director, Chair, President & Chief Executive Officer
James P. Abel	Director
J. Sidney Dinsdale	Director
James R. Krieger	Director
Tonn M. Ostergard	Director
Kim M. Robak	Director
Paul C. Schorr, IV	Director
William W. Lester	Executive Vice President & Corporate Treasurer
Timmy L. Stonehocker	Executive Vice President
Robert C. Barth	Senior Vice President & Chief Financial Officer
Bret L. Benham	Senior Vice President, Retirement Plans
J. Thomas Burkhard	Senior Vice President, Chief Distribution Officer, Individual
Karen M. Gustin	Senior Vice President, Group Field Sales, National Accounts & Broker Blocks
Cheryl L. Heilman	Senior Vice President, Individual Operations
Robert M. Jurgensmeier	Senior Vice President, Chief Actuary, Individual
Robert G. Lange	Vice President, General Counsel & Assistant Secretary, Individual
Bruce E. Mieth	Senior Vice President, Group Customer Connections & Operations
James Mikus	Senior Vice President & Chief Investment Officer
Lisa A. Mullen	Senior Vice President, Individual Financial Operations
Robert-John H. Sands	Senior Vice President & Corporate Secretary
Janet L. Schmidt	Senior Vice President, Director of Human Resources
Steven J. Valerius	President, Individual Division
Kenneth L. VanCleave	President, Group Division
Michael B. Weckenbrock	Second Vice President, Corporate Compliance
Paul G. Wesling	Senior Vice President, Individual DI Product Management
Linda A. Whitmire	Senior Vice President, Chief Actuary, Corporate
Richard A. Wiedenbeck	Senior Vice President & Chief Information Officer
Kelly J. Wieseler	Senior Vice President, Group Chief Actuary & Provider Relations
Susan K. Wilkinson	Senior Vice President, Planning & Risk Management

*              Principal business address: Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

Item 26.          Organizations under common control with the depositor include:

Name of Corporation (state where organized)	Principal Business

Ameritas Mutual Holding Company (NE)	mutual insurance holding company

Ameritas Holding Company (NE)	stock insurance holding company

Ameritas Life Insurance Corp. (NE)	life/health insurance company
Acacia Life Insurance Company (DC)	life insurance company
Calvert Investments Inc. (DE)	holding company
Calvert Investment Management, Inc. (DE)	asset management services
Calvert Investment Services, Inc. (DE)	shareholder services
Calvert Investment Administrative Services, Inc. (DE)	administrative services
Calvert Investment Distributors, Inc. (DE)	broker-dealer
Griffin Realty, LLC (VA)	real estate investment company
Ameritas Investment Corp. (NE)	Securities broker dealer and investment adviser
Ameritas Life Insurance Corp. of New York (NY)	life insurance company
The Union Central Life Insurance Company (NE)	life insurance company

Ameritas Investment Partners, Inc. (NE)	investment adviser
Ameritas Mortgage Funding, Inc. (NE)	mortgage loan servicing

Subsidiaries are indicated by indentations.  Ownership is 100% by the parent company except as noted.

Item 27.          Number of Contract Owners

As of March 31, 2014, there were 17,038 qualified contracts and 6,337 non-qualified contracts in the Separate Account.

Item 28.         Indemnification

Ameritas Life Insurance Corp.’s By-laws provide as follows:

"The Corporation shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska."

Section 21-20,103 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation against liability by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnification for such expenses which the Court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.         Principal Underwriters

a)    Ameritas Investment Corp. ("AIC") serves as the principal underwriter for the variable annuity contracts issued through Ameritas Variable Separate Account VA-2, as well as Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Life of NY Separate Account VA, and Carillon Account.  AIC also serves as the principal underwriter for variable life insurance policies issued through Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Life of NY Separate Account VUL, and Carillon Life Account.

b)    The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

Name and Principal	Positions and Offices
Business Address	With Underwriter
William W. Lester*	Director & Chair
Salene Hitchcock-Gear*	Director, President & Chief Executive Officer
Robert C. Barth*	Director
Timmy L. Stonehocker*	Director
Billie B. Beavers**	Senior Vice President
Scott E. Fletcher *	Senior Vice President, AIC Capital Markets
Bruce D. Lefler**	Senior Vice President - Public Finance
Robert-John H. Sands*	Corporate Secretary

*            Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

**         Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.

c)   Commissions Received by Each Principal Underwriter from the Registrant during the Registrant's Last Fiscal Year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption	Brokerage Commissions	Compensation
Ameritas Investment Corp. ("AIC")	$10,625,067	$0	$14,363	$543,682

(2)+(4)+(5) = Gross variable annuity compensation received by AIC.

(2) = Sales compensation received and paid out by AIC as underwriter, AIC retains 0.

(4) = Sales compensation received by AIC for retail sales.

(5) = Sales compensation received by AIC and retained as underwriting fee.

Item 30.   Location of Separate Account and Records

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

Item 31.   Management Services

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.

Item 32.   Undertakings

Registrant undertakes to file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send for a Statement of Additional Information.

Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Ameritas Variable Separate Account VA-2 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned, duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska on this 22nd day of April, 2014.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2, Registrant

AMERITAS LIFE INSURANCE CORP., Depositor

By: /s/ JoAnn M. Martin*
Chair of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on  April 22, 2014.

SIGNATURE	TITLE

JoAnn M. Martin *	Director, Chair, President & Chief Executive Officer
James P. Abel *	Director
J. Sidney Dinsdale **	Director
James R. Krieger*	Director
Tonn M. Ostergard *	Director
Kim M. Robak *	Director
Paul C. Schorr, IV *	Director
William W. Lester *	Executive Vice President & Corporate Treasurer
Timmy L. Stonehocker*	Executive Vice President
Robert C. Barth *	Senior Vice President, & Chief Financial Officer
Robert-John H. Sands*	Senior Vice President & Corporate Secretary
Steven J. Valerius *	President, Individual Division

/s/ Robert G. Lange
Robert G. Lange	Vice President, General Counsel & Assistant Secretary, Individual

*      Signed by Robert G. Lange under Powers of Attorney executed effective as of August 21, 2012.

**   Signed by Robert G. Lange under Power of Attorney executed effective as of August 1, 2013.

Exhibit Index

Exhibit

6(a)          Amended and Restated Articles of Incorporation of Ameritas Life Insurance Corp.

6(b)         Amended and Restated Bylaws of Ameritas Life Insurance Corp.

9                     Opinion and Consent of Counsel

10                 Consents of Independent Auditors and Independent Registered Public Accounting Firm